--------------------------------------------------------------------------------

                      BANC OF AMERICA FUNDING CORPORATION,


                                  as Depositor,


                           WELLS FARGO BANK, N.A.,
             as the Master Servicer and Securities Administrator,


                                       and


                      WACHOVIA BANK, NATIONAL ASSOCIATION,


                                   as Trustee


                         POOLING AND SERVICING AGREEMENT


                               Dated May 27, 2005

                     -------------------------------------

                       Mortgage Pass-Through Certificates

                                  Series 2005-3

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS


                                    ARTICLE I

                                   DEFINITIONS

Section 1.01  Defined Terms.................................................
Section 1.02  Interest Calculations.........................................


                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS

                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01  Conveyance of Mortgage Loans..................................
Section 2.02  Acceptance by the Trustee or Custodian of the Mortgage
               Loans and Mortgage Certificates..............................
Section 2.03  Representations, Warranties and Covenants of the Master
               Servicer.....................................................
Section 2.04  Representations and Warranties as to the Mortgage Loans
               and the Mortgage Certificates................................
Section 2.05  Designation of Interests in the REMICs........................
Section 2.06  Designation of Start-up Day...................................
Section 2.07  REMIC Certificate Maturity Date...............................
Section 2.08  Execution and Delivery of Certificates........................


                                   ARTICLE III

                       ADMINISTRATION AND MASTER SERVICING

                                OF MORTGAGE LOANS

Section 3.01  Master Servicing of the Mortgage Loans........................
Section 3.02  Monitoring of Servicers.......................................
Section 3.03  Fidelity Bond; Errors and Omissions Insurance.................
Section 3.04  Access to Certain Documentation...............................
Section 3.05  Maintenance of Primary Mortgage Insurance Policy; Claims......
Section 3.06  Rights of the Depositor, the Securities Administrator and
               the Trustee in Respect of the Master Servicer................
Section 3.07  Trustee to Act as Master Servicer.............................
Section 3.08  Servicer Custodial Accounts and Escrow Accounts...............
Section 3.09  Collection of Mortgage Loan Payments; Collection of
               Distributions on Mortgage Certificates; Master Servicer
               Custodial Accounts and Certificate Account...................
Section 3.10  Access to Certain Documentation and Information Regarding
               the Mortgage Loans...........................................
Section 3.11  Permitted Withdrawals from the Certificate Account and the Master Servicer Custodial Account........................
Section 3.12  Maintenance of Hazard Insurance and Other Insurance...........
Section 3.13  Presentment of Claims and Collection of Proceeds..............
Section 3.14  Enforcement of Due-On-Sale Clauses; Assumption Agreements.....
Section 3.15  Realization Upon Defaulted Mortgage Loans; REO Property.......
Section 3.16  Trustee to Cooperate; Release of Mortgage Files...............
Section 3.17  Documents, Records and Funds in Possession of the Master
               Servicer to be Held for the Trustee..........................
Section 3.18  Master Servicer Compensation..................................
Section 3.19  Annual Statement as to Compliance.............................
Section 3.20  Annual Independent Public Accountants' Servicing
               Statement; Financial Statements..............................
Section 3.21  Advances......................................................
Section 3.22  Reports to the Securities and Exchange Commission.............
Section 3.23  Maintenance of the Rounding Account; Collections
               Thereunder...................................................


                                   ARTICLE IV

   MASTER SERVICER'S CERTIFICATE AND MORTGAGE CERTIFICATE DISTRIBUTION DATE
                                   STATEMENTS

Section 4.01  Master Servicer's Certificate; Mortgage Certificate
               Distribution Date Statements................................


                                    ARTICLE V

                PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;
                              REMIC ADMINISTRATION

Section 5.01  Distributions................................................
Section 5.02  Priorities of Distributions for Group 1......................
Section 5.03  Priorities of Distributions for Group 2......................
Section 5.04  Allocation of Losses for Group 1.............................
Section 5.05  Allocation of Losses for Group 2.............................
Section 5.06  Statements to Certificateholders.............................
Section 5.07  Tax Returns and Reports to Certificateholders................
Section 5.08  Tax Matters Person...........................................
Section 5.09  Rights of the Tax Matters Person in Respect of the
               Securities Administrator....................................
Section 5.10  REMIC Related Covenants......................................
Section 5.11  Master Servicer, Securities Administrator and Trustee
               Indemnification.............................................
Section 5.12  Principal Distributions on the Special Retail
               Certificates................................................
Section 5.13  Determination of LIBOR.......................................
Section 5.14  REMIC Distributions..........................................


                                   ARTICLE VI

                                THE CERTIFICATES

Section 6.01  The Certificates.............................................
Section 6.02  Registration of Transfer and Exchange of Certificates........
Section 6.03  Mutilated, Destroyed, Lost or Stolen Certificates............
Section 6.04  Persons Deemed Owners........................................


                                   ARTICLE VII

                      THE DEPOSITOR AND THE MASTER SERVICER

Section 7.01  Respective Liabilities of the Depositor and the Master
               Servicer....................................................
Section 7.02  Merger or Consolidation of the Depositor or the Master
               Servicer....................................................
Section 7.03  Limitation on Liability of the Depositor, the Master
               Servicer and Others.........................................
Section 7.04  Depositor and Master Servicer Not to Resign..................


                                  ARTICLE VIII

                                     DEFAULT

Section 8.01  Events of Default............................................
Section 8.02  Remedies of Trustee..........................................
Section 8.03  Directions by Certificateholders and Duties of Trustee
               During Event of Default.....................................
Section 8.04  Action upon Certain Failures of the Master Servicer and upon Event of Default.......................................
Section 8.05  Trustee to Act; Appointment of Successor.....................
Section 8.06  Notification to Certificateholders...........................


                                   ARTICLE IX

                 THE TRUSTEE AND THE SECURITIES ADMINISTRATOR

Section 9.01  Duties of Trustee and Securities Administrator...............
Section 9.02  Certain Matters Affecting the Trustee and the Securities
               Administrator...............................................
Section 9.03  Neither Trustee nor Securities Administrator Liable for
               Certificates or Mortgage Loans..............................
Section 9.04  Trustee and Securities Administrator May Own Certificates....
Section 9.05  Eligibility Requirements for Trustee and the Securities
               Administrator...............................................
Section 9.06  Resignation and Removal of Trustee and the Securities
               Administrator...............................................
Section 9.07  Successor Trustee or Securities Administrator................
Section 9.08  Merger or Consolidation of Trustee or Securities
               Administrator...............................................
Section 9.09  Appointment of Co-Trustee or Separate Trustee................
Section 9.10  Authenticating Agents........................................
Section 9.11  Securities Administrator's Fees and Expenses and
               Trustee's Fees and Expenses.................................
Section 9.12  Appointment of Custodian.....................................
Section 9.13  Paying Agents................................................
Section 9.14  Limitation of Liability......................................
Section 9.15  Trustee or Securities Administrator May Enforce Claims
               Without Possession of Certificates..........................
Section 9.16  Suits for Enforcement........................................
Section 9.17  Waiver of Bond Requirement...................................
Section 9.18  Waiver of Inventory, Accounting and Appraisal Requirement....


                                    ARTICLE X

                                   TERMINATION

Section 10.01 Termination upon Purchase or Liquidation of All Mortgage
               Loans.......................................................
Section 10.02 Additional Termination Requirements..........................


                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

Section 11.01 Amendment....................................................
Section 11.02 Recordation of Agreement; Counterparts.......................
Section 11.03 Limitation on Rights of Certificateholders...................
Section 11.04 Governing Law................................................
Section 11.05 Notices......................................................
Section 11.06 Severability of Provisions...................................
Section 11.07 Certificates Nonassessable and Fully Paid....................
Section 11.08 Access to List of Certificateholders.........................
Section 11.09 Recharacterization...........................................

NYLIB5 836860.5                      -vi-

                                    EXHIBITS

Exhibit A-1-A-1    Form of Face of Class 1-A-1 Certificate
Exhibit A-1-A-2    Form of Face of Class 1-A-2 Certificate
Exhibit A-1-A-3    Form of Face of Class 1-A-3 Certificate
Exhibit A-1-A-4    Form of Face of Class 1-A-4 Certificate
Exhibit A-1-A-5    Form of Face of Class 1-A-5 Certificate
Exhibit A-1-A-6    Form of Face of Class 1-A-6 Certificate
Exhibit A-1-A-7    Form of Face of Class 1-A-7 Certificate
Exhibit A-1-A-8    Form of Face of Class 1-A-8 Certificate
Exhibit A-1-A-9    Form of Face of Class 1-A-9 Certificate
Exhibit A-1-A-10   Form of Face of Class 1-A-10 Certificate
Exhibit A-1-A-11   Form of Face of Class 1-A-11 Certificate
Exhibit A-1-A-12   Form of Face of Class 1-A-12 Certificate
Exhibit A-1-A-13   Form of Face of Class 1-A-13 Certificate
Exhibit A-1-A-14   Form of Face of Class 1-A-14 Certificate
Exhibit A-1-A-15   Form of Face of Class 1-A-15 Certificate
Exhibit A-1-A-16   Form of Face of Class 1-A-16 Certificate
Exhibit A-1-A-17   Form of Face of Class 1-A-17 Certificate
Exhibit A-1-A-18   Form of Face of Class 1-A-18 Certificate
Exhibit A-1-A-19   Form of Face of Class 1-A-19 Certificate
Exhibit A-1-A-20   Form of Face of Class 1-A-20 Certificate
Exhibit A-1-A-21   Form of Face of Class 1-A-21 Certificate
Exhibit A-1-A-22   Form of Face of Class 1-A-22 Certificate
Exhibit A-1-A-23   Form of Face of Class 1-A-23 Certificate
Exhibit A-1-A-24   Form of Face of Class 1-A-24 Certificate
Exhibit A-1-A-25   Form of Face of Class 1-A-25 Certificate
Exhibit A-1-A-R    Form of Face of Class 1-A-R Certificate
Exhibit A-1-A-LR   Form of Face of Class 1-A-LR Certificate
Exhibit A-30-IO    Form of Face of Class 30-IO Certificate
Exhibit A-30-PO    Form of Face of Class 30-PO Certificate
Exhibit A-2-A-1    Form of Face of Class 2-A-1 Certificate
Exhibit A-2-A-2    Form of Face of Class 2-A-2 Certificate
Exhibit A-2-A-3    Form of Face of Class 2-A-3 Certificate
Exhibit A-2-A-4    Form of Face of Class 2-A-4 Certificate
Exhibit A-2-A-5    Form of Face of Class 2-A-5 Certificate
Exhibit A-2-A-6    Form of Face of Class 2-A-6 Certificate
Exhibit A-2-A-7    Form of Face of Class 2-A-7 Certificate
Exhibit A-2-A-8    Form of Face of Class 2-A-8 Certificate
Exhibit A-A-1/2    Form of Face of Class A-1/2 Certificate
Exhibit B-1        Form of Face of Class B-1 Certificate
Exhibit B-2        Form of Face of Class B-2 Certificate
Exhibit B-3        Form of Face of Class B-3 Certificate
Exhibit B-4        Form of Face of Class B-4 Certificate
Exhibit B-5        Form of Face of Class B-5 Certificate
Exhibit B-6        Form of Face of Class B-6 Certificate
Exhibit C          Form of Reverse of all Certificates
Exhibit D-1        Mortgage Loan Schedule
Exhibit D-2        Mortgage Certificate Schedule
Exhibit E          Request for Release of Documents
Exhibit F          Form of Certification of Establishment of Account
Exhibit G-1        Form of Transferor Certificate
Exhibit G-2A       Form I of Transferee Certificate
Exhibit G-2B       Form II of Transferee Certificate
Exhibit H          Form of Transferee Representation Letter for Benefit
                   Plan-Restricted Certificates
Exhibit I          Form of Affidavit Regarding Transfer of Residual Certificates
Exhibit J          Reserved
Exhibit K-1        Form of Initial Mortgage Loan Certification of the Trustee
Exhibit K-2        Form of Initial Mortgage Certificate Certification of the
                   Securities Administrator
Exhibit L          Form of Final Certification of the Trustee
Exhibit M          Form of Sarbanes-Oxley Certification
Exhibit N-1        Form of Securities Administrator's Certification
Exhibit N-2        Form of Master Servicer's Certification
Exhibit O          PAC 1 Group Schedule
Exhibit P          Scheduled 1 Group Schedule
Exhibit Q          Group 2 Aggregate Schedule Certificates Schedule
Exhibit R          Class 2-A-1 Certificates Schedule

                         POOLING AND SERVICING AGREEMENT

            THIS POOLING AND SERVICING AGREEMENT, dated May 27, 2005 is hereby executed by and among BANC OF AMERICA FUNDING CORPORATION, as depositor (together with its permitted successors and assigns, the "Depositor"), WELLS FARGO BANK, N.A., as master servicer (together with its permitted successors and assigns, in such capacity, the "Master Servicer") and as securities administrator (together with its permitted successors and assigns, in such capacity, the "Securities Administrator") and WACHOVIA BANK, NATIONAL ASSOCIATION, as trustee (together with its permitted successors and assigns, the "Trustee").

                        W I T N E S S E T H  T H A T:

            In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer, the Securities Administrator and the Trustee agree as follows:

                              PRELIMINARY STATEMENT

            In exchange for the Certificates, the Depositor hereby conveys the Trust Estate to the Trustee to create the Trust. As provided herein, the Trustee will make an election to treat the segregated pool of assets consisting of the Mortgage Loans and certain other related assets subject to this Agreement as a real estate investment conduit (a "REMIC") for federal income tax purposes, and such segregated pool of assets will be designated as the "Lower-Tier REMIC." The Uncertificated Lower-Tier Interests will represent the "regular interests" in the Lower-Tier REMIC for purposes of the REMIC Provisions. The Class 1-A-LR Certificate will represent the sole class of "residual interest" in the Lower-Tier REMIC for purposes of the REMIC Provisions. The Trustee will make another election to treat the Uncertificated Lower-Tier Interests and the Mortgage Certificates as another REMIC for federal income tax purposes, and such segregated pool of assets will be designated as the "Upper-Tier REMIC." The Senior Certificates (other than the Class A-1/2, Class 1-A-R and Class 1-A-LR Certificates) and the Class B Certificates are referred to collectively as the "Regular Certificates" and shall constitute "regular interests" in the Upper-Tier REMIC for purposes of the REMIC Provisions. The Class 1-A-1/2 and Class 2-A-1/2 Components (collectively, the "Components") shall also constitute "regular interests" in the Upper-Tier REMIC for purposes of the REMIC Provisions. The Class 1-A-R Certificate will represent the sole class of "residual interest" in the Upper-Tier REMIC for purposes of the REMIC Provisions. The "latest possible maturity date" for federal income tax purposes of all interests created hereby will be the REMIC Certificate Maturity Date.

                                Lower-Tier REMIC

            The following table sets forth the designation, the Lower-Tier REMIC Rate and the initial uncertificated principal balance or notional balance of such interest. None of the Uncertificated Lower-Tier Interests will be certificated.


 Uncertificated Lower-Tier
  Interest or Certificate         Uncertificated          Initial Uncertificated     Corresponding Upper-Tier Class,
        Designation            Lower-Tier REMIC Rate             Balance                  Classes or Component
--------------------------     ---------------------      ----------------------    ---------------------------------
LT1A1                                  5.50%                 $167,874,000.00            Class 1-A-1, Class 1-A-2,
                                                                                        Class 1-A-3, Class 1-A-4,
                                                                                    Class 1-A-5, Class 1-A-13, Class
                                                                                       1-A-14, Class 1-A-15, Class
                                                                                       1-A-18, Class 1-A-20, Class
                                                                                       1-A-21, Class 1-A-23, Class
                                                                                         1-A-24 and Class 1-A-25
LT1A6                                  5.50%                  $7,184,000.00            Class 1-A-6 and Class 1-A-7
LT1A8                                  5.50%                  $10,000,000.00          Class 1-A-8, Class 1-A-9 and
                                                                                              Class 1-A-19
LT1A10                                 5.50%                  $7,502,000.00           Class 1-A-10 and Class 1-A-11
LT1A12                                 5.50%                  $24,662,000.00          Class 1-A-12 and Class 1-A-22
LT1A16                                 5.50%                  $28,125,000.00          Class 1-A-16 and Class 1-A-17
LT1A1/2                                5.50%                    $25,025.00               Class 1-A-1/2 Component
LT1AIO                                 5.50%                       (1)                         Class 30-IO
LT1APO                                  (2)                   $1,290,510.00                    Class 30-PO
LT1AR                                  5.50%                      $50.00                       Class 1-A-R
LT1B                                   5.50%                  $8,814,403.00               Class B-1, Class B-2,
                                                                                          Class B-3, Class B-4,
                                                                                         Class B-5 and Class B-6
1-A-LR (3)                             5.50%                      $50.00                           N/A



(1) For each Distribution Date, the notional balance of the LT1AIO Interest will equal the Class 30-IO Notional Amount.

(2) The LT1APO Interest will not bear interest.

(3) The Class 1-A-LR Certificate will not be an Uncertificated Lower-Tier Interest. The Class 1-A-LR Certificate will represent the residual interest in the Lower-Tier REMIC for purposes of the REMIC Provisions. The Class 1-A-LR Certificate will not represent an interest in the Upper-Tier REMIC.

                 [Remainder of Page Intentionally Left Blank]

                                     Upper-Tier REMIC

            The following table sets forth characteristics of the Certificates and the Components, together with the minimum denominations and integral multiples in excess thereof in which the Classes of Certificates shall be issuable:


                                  Initial Class                                                Integral
                             Certificate Balance or    Pass-Through         Minimum          Multiples in
Classes                          Notional Amount           Rate          Denomination      Excess of Minimum
----------                  -----------------------    ------------      ------------      -----------------
Class 1-A-1                      $19,723,000.00           5.500%            $1,000                $1
Class 1-A-2                       $2,547,000.00           5.500%            $1,000                $1
Class 1-A-3                       $2,703,000.00           5.500%            $1,000                $1
Class 1-A-4                       $2,684,000.00           5.500%            $1,000                $1
Class 1-A-5                       $2,000,000.00           5.500%            $1,000              $1,000
Class 1-A-6                       $4,490,000.00             (1)             $1,000                $1
Class 1-A-7                       $2,694,000.00             (2)             $1,000                $1
Class 1-A-8                       $1,982,000.00           5.250%            $1,000                $1
Class 1-A-9                       $3,018,000.00           5.250%            $1,000                $1
Class 1-A-10                      $7,502,000.00           5.250%            $1,000                $1
Class 1-A-11                     $341,000.00 (3)          5.500%           $341,000               N/A
Class 1-A-12                    $2,242,000.00 (3)         5.500%          $1,000,000              $1
Class 1-A-13                     $12,149,000.00           5.500%            $1,000                $1
Class 1-A-14                       $851,000.00            5.500%            $1,000                $1
Class 1-A-15                     $50,328,000.00           5.500%            $1,000                $1
Class 1-A-16                     $25,000,000.00           5.250%            $1,000                $1
Class 1-A-17                      $3,125,000.00           7.500%            $1,000                $1
Class 1-A-18                     $10,000,000.00           5.500%            $1,000                $1
Class 1-A-19                      $5,000,000.00           5.750%            $1,000                $1
Class 1-A-20                      $3,609,000.00           5.500%            $1,000                $1
Class 1-A-21                     $33,990,000.00           5.500%            $1,000                $1
Class 1-A-22                     $24,662,000.00           5.000%            $1,000                $1
Class 1-A-23                     $19,528,000.00           5.500%            $1,000                $1
Class 1-A-24                       $982,000.00            5.500%            $1,000                $1
Class 1-A-25                      $6,780,000.00           5.500%            $1,000                $1
Class 1-A-R                          $50.00               5.500%              $50                 N/A
Class 30-IO                     $4,837,161.00 (3)         5.500%          $1,000,000              $1
Class 30-PO                       $1,290,510.00             (4)             $25,000               $1
Class 2-A-1                      $14,833,000.00           4.500%            $1,000                $1
Class 2-A-2                       $3,399,500.00           4.500%            $1,000                $1
Class 2-A-3                      $33,580,000.00           5.500%            $1,000                $1
Class 2-A-4                      $21,117,500.00           5.500%            $1,000                $1
Class 2-A-5                      $63,653,730.00             (5)             $1,000                $1
Class 2-A-6                      $25,643,170.00             (6)             $1,000                $1
Class 2-A-7                       $1,637,000.00             (6)             $1,000                $1
Class 2-A-8                     $1,726,417.00 (3)         5.500%          $1,000,000              $1
Class A-1/2                            (7)                  (7)             $1,000                $1
Class B-1                         $4,726,000.00           5.500%            $25,000               $1
Class B-2                         $1,533,000.00           5.500%            $25,000               $1
Class B-3                          $767,000.00            5.500%            $25,000               $1
Class B-4                          $766,000.00            5.500%            $25,000               $1
Class B-5                          $639,000.00            5.500%            $25,000               $1
Class B-6                          $383,403.00            5.500%            $25,000               $1



                                                                                               Integral
                                                       Pass-Through         Minimum          Multiples In
Components                Initial Component Balance        Rate          Denomination      Excess Of Minimum
----------                -------------------------    ------------      ------------      -----------------
Class 1-A-1/2                     $25,025.62              5.500%              N/A                 N/A
Class 2-A-1/2                     $25,074.38              5.250%              N/A                 N/A


------------


(1) During the initial Interest Accrual Period, interest will accrue on the Class 1-A-6 Certificates at the rate of 4.190% per annum. During each Interest Accrual Period thereafter, interest will accrue on the Class 1-A-6 Certificates at a per annum rate equal to (i) 1.100% plus (ii) LIBOR, subject to a minimum rate of 1.100% and a maximum rate of 7.000%.

(2) During the initial Interest Accrual Period, interest will accrue on the Class 1-A-7 Certificates at the rate of 7.68333332% per annum. During each Interest Accrual Period thereafter, interest will accrue on the Class 1-A-7 Certificates at a per annum rate equal to (i) 12.83333333% minus (ii) the product of 1.66666667 and LIBOR, subject to a minimum rate of 3.000% and a maximum rate of 12.83333333%.

(3) The Class 1-A-11, Class 1-A-12, Class 30-IO and Class 2-A-8 Certificates are Interest Only Certificates, have no Class Certificate Balance and will not be entitled to distributions in respect of principal. Interest will accrue on the Class 1-A-11, Class 1-A-12, Class 30-IO and Class 2-A-8 Certificates based on their Notional Amounts.

(4) The Class 30-PO Certificates are Principal Only Certificates and will not bear interest.

(5) During the initial Interest Accrual Period, interest will accrue on the Class 2-A-5 Certificates at the rate of 3.350% per annum. During each Interest Accrual Period thereafter, interest will accrue on the Class 2-A-5 Certificates at a per annum rate equal to (i) 0.350% plus (ii) LIBOR, subject to a minimum rate of 0.350% and a maximum rate of 7.500%.

(6) During the initial Interest Accrual Period, interest will accrue on the Class 2-A-6 and Class 2-A-7 Certificates at the rate of 9.68333334% per annum. During each Interest Accrual Period thereafter, interest will accrue on the Class 2-A-6 and Class 2-A-7 Certificates at a per annum rate equal to
    (i) 16.68333333% minus (ii) the product of 2.33333333 and LIBOR, subject to a minimum rate of 3.000% and a maximum rate of 16.68333333%.

(7) The Class A-1/2 Certificates will be deemed for purposes of distributions of principal and interest to consist of two Components as described in the table. The Initial Class Certificate Balance of the Class A-1/2 Certificates will be $50,100.

                                   ARTICLE I

                                   DEFINITIONS

Section 1.01 Defined Terms. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article:

            1933 Act:  The Securities Act of 1933, as amended.

            Accrued Certificate Interest: For any Distribution Date and each interest-bearing Class of Group 1, one month's interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the applicable Class Certificate Balance or Notional Amount, as applicable.

            Accrued Component Interest: For any Distribution Date and the Class 1-A-1/2 Component, one month's interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the Component Balance for such Component.

            Adjusted Pool Amount: With respect to any Distribution Date, the Cut-Off Date Pool Principal Balance of the Mortgage Loans minus the sum of (i) all amounts in respect of principal received in respect of the Mortgage Loans (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Principal Prepayments, Liquidation Proceeds and Substitution Adjustment Amounts) and distributed to the Group 1 Certificates and the Class 1-A-1/2 Component on such Distribution Date and all prior Distribution Dates and
(ii) the principal portion of all Realized Losses (other than Debt Service Reductions) incurred on the Mortgage Loans from the Cut-Off Date through the end of the month preceding such Distribution Date.

            Adjusted Pool Amount (Non-PO Portion): With respect to any Distribution Date, the difference between the Adjusted Pool Amount and the Adjusted Pool Amount (PO Portion).

            Adjusted Pool Amount (PO Portion): With respect to any Distribution Date, the sum of the amount, calculated as follows, with respect to each Outstanding Mortgage Loan: the product of (i) the PO Percentage for such Mortgage Loan and (ii) the remainder of (A) the Cut-Off Date Principal Balance of such Mortgage Loan minus (B) the sum of (x) all amounts in respect of principal received in respect of such Mortgage Loan (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Principal Prepayments, Liquidation Proceeds and Substitution Adjustment Amounts) and distributed to Holders of the Group 1 Certificates and to the Class 1-A-1/2 Component on such Distribution Date and all prior Distribution Dates and (y) the principal portion of any Realized Loss (other than a Debt Service Reduction) incurred on such Mortgage Loan from the Cut-Off Date through the end of the month preceding such Distribution Date.

            Advance:  A Periodic Advance or a Servicing Advance.

            Advance Date: As to any Distribution Date and each Mortgage Loan, the Business Day preceding the related Remittance Date.

            Agreement: This Pooling and Servicing Agreement together with all amendments hereof and supplements hereto.

            Allocable  Percentage:  With  respect  to  any  Distribution
Date and any Class of Group 2 Certificates or the Class 2-A-1/2 Component, a fraction the numerator of which is equal to the Group 2 Interest Accrual Amount for such Class or Component and the denominator of which is equal to the sum of the Group 2 Interest Accrual Amounts for all Classes of Group 2 Certificates and the Class 2-A-1/2 Component, in each case without giving effect to clause (b) of the definition of Group 2 Interest Accrual Amount.

            Ancillary Income: All prepayment premiums (if any), assumption fees, late payment charges and all other ancillary income and fees with respect to the Mortgage Loans.

            Appraised Value: With respect to any Mortgaged Property, either (i) the lesser of (a) the appraised value determined in an appraisal obtained by the originator at origination of such Mortgage Loan or, in certain cases, an automated valuation model (if applicable) or tax assessed value and (b) the sales price for such property, except that, in the case of Mortgage Loans the proceeds of which were used to refinance an existing mortgage loan, the Appraised Value of the related Mortgaged Property is the appraised value thereof determined in an appraisal obtained at the time of refinancing or, in certain cases, an automated valuation model (if applicable) or tax assessed value, or
(ii) the appraised value determined in an appraisal made at the request of a Mortgagor subsequent to origination in order to eliminate the Mortgagor's obligation to keep a Primary Mortgage Insurance Policy in force.

            Assignment of Mortgage: An individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to give record notice of the sale of the Mortgage.

            Authenticating Agents:  As defined in Section 9.10.

            BAFC:  Banc of America Funding Corporation.

            BAMCC:  Banc of America Mortgage Capital Corporation.

            BANA: Bank of America, National Association, a national banking association, or its successor in interest.

            BANA Servicing Agreement: The Servicing Agreement, dated May 27, 2005, by and between BAFC, as depositor, and BANA, as servicer.

            Book-Entry Certificate: All Classes of Certificates other than the Physical Certificates.

            Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the states in which the servicing offices of any Servicer, as applicable, are located, the state in which the master servicing offices of the Master Servicer is located or the state or states in which the Corporate Trust Offices of the Trustee and the Securities Administrator are located are required or authorized by law or executive order to be closed.

            Calculated Principal Distribution:  As defined in Section 5.04(d).

            Certificate: Any of the Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2005-3 that are issued pursuant to this Agreement.

            Certificate Account: The Eligible Account created and maintained by the Securities Administrator pursuant to Section 3.09(c) in the name of the Securities Administrator, on behalf of the Trustee, for the benefit of the Certificateholders and designated "Wells Fargo Bank, N.A., as Securities Administrator for Wachovia Bank, National Association, as Trustee, in trust for registered holders of Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2005-3." The Certificate Account shall be deemed to consist of three sub-accounts; one for each group of assets and a third sub-account referred to herein as the Upper-Tier Certificate Sub-Account. Funds in the Certificate Account shall be held in trust for the Holders of the Certificates for the uses and purposes set forth in this Agreement.

            Certificate Balance: With respect to any Certificate (other than Class 1-A-11, Class 1-A-12, Class 30-IO and Class 2-A-8 Certificates) at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the product of the Percentage Interest of such Certificate and the Class Certificate Balance of the Class of Certificates of which such Certificate is a part. The Class 1-A-11, Class 1-A-12, Class 30-IO and Class 2-A-8 Certificates have no Certificate Balance.

            Certificate   Custodian:   Initially,   Wells  Fargo  Bank,  N.A.;
thereafter any other Certificate Custodian acceptable to the Depository and selected by the Securities Administrator.

            Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of a Book-Entry Certificate. With respect to any Definitive Certificate, the Certificateholder of such Certificate.

            Certificate Register: The register maintained pursuant to
Section 6.02.

            Certificate   Registrar:   The  registrar  appointed  pursuant  to
Section 6.02.

            Certificateholder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Master Servicer or any affiliate thereof shall be deemed not to be outstanding and the Percentage Interest and Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights, as the case may be, necessary to effect any such consent has been obtained, unless such entity is the registered owner of the entire Class of Certificates, provided that the Securities Administrator shall not be responsible for knowing that any Certificate is registered in the name of an affiliate of the Depositor or the Master Servicer unless one of its Responsible Officers has actual knowledge thereof.

            Certification:  As defined in Section 3.22.

            Chase Servicing Agreement: Collectively, the Mortgage Loan Purchase, Warranties and Servicing Agreement, Whole Loan Series 2005 WL-B, dated as of January 1, 2004, and the Mortgage Loan Purchase, Warranties and Servicing Agreement, Whole Loan Series 2005 WL-F, dated as of March 1, 2005, each by and among BANA, CHF and JP Morgan Chase Bank, N.A. (as successor in interest to CHF with respect to the servicing of the Mortgage Loans), as amended by the Assignment, Assumption and Recognition Agreement, dated May 27, 2005, among BANA, the Depositor, the Trustee, the Master Servicer, CHF and JPMorgan Chase Bank, N.A.

            CHF:  Chase Home Finance LLC.

            Class: As to the Certificates, the Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 1-A-7, Class 1-A-8, Class 1-A-9, Class 1-A-10, Class 1-A-11, Class 1-A-12, Class 1-A-13, Class 1-A-14,
Class 1-A-15, Class 1-A-16, Class 1-A-17, Class 1-A-18, Class 1-A-19, Class 1-A-20, Class 1-A-21, Class 1-A-22, Class 1-A-23, Class 1-A-24, Class 1-A-25,
Class 30-IO, Class 30-PO, Class 1-A-R, Class 1-A-LR, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5, Class 2-A-6, Class 2-A-7, Class 2-A-8, Class A-1/2, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6, as the case may be.

            Class 1-A-11 Notional Amount: As to any Distribution Date and the Class 1-A-11 Certificates, 4.5454545455% of the Class Certificate Balance of the Class 1-A-10 Certificates.

            Class 1-A-12 Notional Amount: As to any Distribution Date and the Class 1-A-12 Certificates, 9.0909090909% of the Class Certificate Balance of the Class 1-A-22 Certificates.

            Class 1-A-13 Loss Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date, the amount, if any, by which the Class Certificate Balance of the Class 1-A-13 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section 5.04(b) to such Class, without regard to the operation of Section 5.04(e).

            Class 1-A-14 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date, the lesser of
(a) the Class Certificate Balance of the Class 1-A-14 Certificates with respect to such Distribution Date prior to any reduction for the Class 1-A-14 Loss Allocation Amount and (b) the Class 1-A-13 Loss Amount with respect to such Distribution Date.

            Class 2-A-1 PAC Principal Amount: As to any Distribution Date and the Class 2-A-1 Certificates, the amount, if any, that would reduce the Class Certificate Balance of the Class 2-A-1 Certificates to the balance shown in the table set forth in Exhibit R with respect to such Distribution Date.

            Class 2-A-6 Loss Amount: With respect to any Distribution Date, the amount, if any, by which the Class Certificate Balance of the Class 2-A-6 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section 5.05(a) to such Class, without regard to the operation of
Section 5.05(b).

            Class 2-A-7 Loss Allocation Amount: With respect to any Distribution Date, the lesser of (a) the Class Certificate Balance of the Class 2-A-7 Certificates with respect to such Distribution Date prior to any reduction for the Class 2-A-7 Loss Allocation Amount and (b) the Class 2-A-6 Loss Amount with respect to such Distribution Date.

            Class 2-A-8 Notional Amount: With respect to each Distribution Date and the Class 2-A-8 Certificates, an amount equal to the product of (i) the class certificate balance of the Banc of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates Series 2005-2, Class 1-A-7 Certificates as of the first day of the month preceding the month of such Distribution Date and
(ii) a fraction, (a) the numerator of which is equal to 0.25% and (b) the denominator of which is equal to 5.500%.

            Class 30-IO Notional Amount: With respect to each Distribution Date and the Class 30-IO Certificates, an amount equal to the product of (i) the aggregate of the Stated Principal Balances of the Premium Mortgage Loans as of the Due Date in the month preceding the month of such Distribution Date and (ii) a fraction, (a) the numerator of which is equal to the weighted average of the Net Mortgage Interest Rates of the Premium Mortgage Loans (based on the Stated Principal Balances of the Premium Mortgage Loans as of the Due Date in the month preceding the month of such Distribution Date) minus 5.500% and (b) the denominator of which is equal to 5.500%.

            Class A-1/2 Component: Either of the Class 1-A-1/2 Component or the Class 2-A-1/2 Component.

            Class B Certificates: The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.

            Class Certificate Balance: With respect to any Class (other than the Class 1-A-11, Class 1-A-12, Class 30-IO, Class 2-A-8 and Class A-1/2 Certificates) and any date of determination, and subject to Section 5.04(f), the Initial Class Certificate Balance of such Class minus (A) the sum of (i) all distributions of principal made with respect thereto (including in the case of a Class of Class B Certificates, any principal otherwise payable to such Class of Class B Certificates used to pay any Class PO Deferred Amount), (ii) all reductions in Class Certificate Balance previously allocated thereto pursuant to
Section 5.04(b) or Section 5.05(a), as applicable, and (iii) in the case of the Class 1-A-14 Certificates, any reduction allocated thereto pursuant to Section 5.04(e) and in the case of the Class 2-A-7 Certificates, any reduction allocated thereto pursuant to Section 5.05(b) plus (B) the sum of (i) all increases in Class Certificate Balance previously allocated thereto pursuant to Section 5.04(b), if applicable, and (ii) in the case of the Class 1-A-13 Certificates, any increases allocated thereto pursuant to Section 5.04(e). The Class Certificate Balance of the Class A-1/2 Certificates as of any date of determination shall equal the sum of the Component Balances of the Class A-1/2 Components. The Class 1-A-11, Class 1-A-12, Class 30-IO and Class 2-A-8 Certificates are Interest-Only Certificates and have no Class Certificate Balance.

            Class Interest Shortfall: For any Distribution Date and each interest-bearing Class of Group 1 Certificates and the Class 1-A-1/2 Component, the amount by which Accrued Certificate Interest or Accrued Component Interest for such Class or Component (as reduced pursuant to Section 5.02(c)) exceeds the amount of interest actually distributed on such Class or Component on such Distribution Date pursuant to clause (i) of the definition of "Group 1 Interest Distribution Amount."

            Class PO Deferred Amount: As to any Distribution Date and the Class 30-PO Certificates, the amount by which the Class Certificate Balance of the Class 30-PO Certificates will be reduced on such Distribution Date or has been reduced on prior Distribution Dates as a result of Section 5.04(b) less the sum of (a) the Class PO Recoveries for prior Distribution Dates and (b) the amounts distributed to the Class 30-PO Certificates pursuant to Section 5.02(a)(iii) on prior Distribution Dates.

            Class PO Principal Distribution Amount: As to each Distribution Date, distributions of principal of the Class 30-PO Certificates will be made in an amount equal to the lesser of:

(a) the PO Principal Amount for such Distribution Date; and (b) the product of
(1) the Group 1 Pool Distribution Amount remaining after distributions of interest on the Group 1 Senior Certificates and the Class 1-A-1/2 Component and
(2) a fraction, the numerator of which is the PO Principal Amount and the denominator of which is the sum of the PO Principal Amount and the Group 1 Senior Principal Distribution Amount.

            Class PO Recovery: As to any Distribution Date, the lesser of (a) the Class PO Deferred Amounts for such Distribution Date and (b) an amount equal to the sum, as to each Mortgage Loan as to which there has been a Recovery received during the Prior Period, of the product of (x) the PO Percentage with respect to such Mortgage Loan and (y) the amount of the Recovery received during the Prior Period with respect to such Mortgage Loan.

            Class Unpaid Interest Shortfall: As to any Distribution Date and each interest-bearing Class of Group 1 Certificates, the amount by which the aggregate Class Interest Shortfalls for such Class on prior Distribution Dates exceeds the amount of interest actually distributed on such Class on such prior Distribution Dates pursuant to clause (ii) of the definition of "Group 1 Interest Distribution Amount."

            Closing Date:  May 27, 2005.

            Code:  The Internal Revenue Code of 1986, as amended.

            Compensating Interest: With respect to any Distribution Date and Servicer, an amount equal to the lesser of (a) the aggregate Servicing Fee payable to such Servicer for the Mortgage Loans serviced by such Servicer as of the Due Date of the month preceding the month of such Distribution Date and (b) the aggregate of the Prepayment Interest Shortfalls on the Mortgage Loans serviced by such Servicer resulting from Principal Prepayments on such Mortgage Loans during the related Prior Period; provided, however, that Compensating Interest for any Distribution Date payable by RFC will be capped at 1/12th of 0.125% of the aggregate Stated Principal Balance of the Mortgage Loans serviced by RFC (calculated as of the Remittance Date relating to such Distribution
Date).

            Component:  Any of the Class A-1/2 Components.

            Component Balance: With respect to either Component and any date of determination, the Initial Component Balance of such Component minus the sum of
(i) all distributions of principal made with respect thereto and (ii) all reductions in the related Component Balance previously allocated thereto pursuant to Section 5.04(b) or Section 5.05(a), as applicable.

            Component Interest Distribution Amount: For any Distribution Date and the Class 1-A-1/2 Component, the sum of (i) the Accrued Component Interest for such Component and (ii) any Component Unpaid Interest Shortfall for such Component.

            Component Interest Shortfall: For any Distribution Date and the Class 1-A-1/2 Component, the amount by which Accrued Component Interest for such Component exceeds the amount of interest actually distributed on such Component on such Distribution Date pursuant to clause (i) of the definition of "Component Interest Distribution Amount."

            Component Unpaid Interest Shortfall: As to any Distribution Date and the Class 1-A-1/2 Component, the amount by which the aggregate Component Interest Shortfalls for such Component on prior Distribution Dates exceeds the amount of interest actually distributed on such Component on such prior Distribution Dates pursuant to clause (ii) of the definition of "Component Interest Distribution Amount."

            Cooperative: A private, cooperative housing corporation which owns or leases land and all or part of a building or buildings, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

            Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

            Cooperative Lease: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

            Cooperative Loans: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment or mortgage of the Cooperative Lease, (iv) financing statements and
(v) a stock power (or other similar instrument), and ancillary thereto, a Recognition Agreement, each of which was transferred and assigned to the Trust pursuant to Section 2.01.

            Cooperative Stock: With respect to a Cooperative Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

            Cooperative Stock Certificate: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

            Corporate Trust Office: With respect to the Trustee, the principal office of the Trustee, which office at the date of the execution of this instrument is located at 401 South Tryon Street, Charlotte, North Carolina, 28288-1179 Attention: Structured Finance Trust Services, BAFC, Series 2005-3, or at such other address as the Trustee may designate from time to time by notice to the Certificateholders, the Depositor, the Securities Administrator and the Master Servicer. With respect to the Securities Administrator, the principal corporate trust office of the Securities Administrator at which at any particular time its corporate trust business with respect to this Agreement is conducted, which office at the date of the execution of this instrument is located at 9062 Old Annapolis Road, Columbia, Maryland 21045-1951, Attention:
Corporate Trust Services - BAFC 2005-3, and for certificate transfer purposes is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479,
Attention: Corporate Trust Services - BAFC 2005-3, or at such other address as the Securities Administrator may designate from time to time by notice to the Certificateholders, the Depositor, the Trustee and the Master Servicer.

            Corresponding Upper-Tier Class, Classes or Component: As defined in the Preliminary Statement.

            Custodian: Initially, the Trustee and thereafter the Custodian or Custodians, if any, hereafter appointed by the Trustee pursuant to Section 9.12. A Custodian may (but need not) be the Trustee or any Person directly or indirectly controlling or controlled by or under common control of either of them. None of the Master Servicer, any Servicer or the Depositor, or any Person directly or indirectly controlling or controlled by or under common control with any such Person may be appointed Custodian.

            Customary Servicing Procedures: With respect to (i) any Servicer, procedures (including collection procedures) that a Servicer customarily employs and exercises in servicing and administering mortgage loans for its own account and which are in accordance with accepted mortgage servicing practices of prudent lending institutions servicing mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located and (ii) the Master Servicer, those master servicing procedures that constitute customary and usual standards of practice of prudent mortgage loan master servicers.

            Cut-Off Date:  May 1, 2005.

            Cut-Off Date Pool Principal Balance: The aggregate of the Cut-Off Date Principal Balances of the Mortgage Loans which is $255,477,039.93.

            Cut-Off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof as of the close of business on the Cut-Off Date, reduced by all installments of principal due on or prior thereto whether or not paid.

            Debt Service Reduction: As to any Mortgage Loan and any Determination Date, the excess of (i) the Monthly Payment due on the related Due Date under the terms of such Mortgage Loan over (ii) the amount of the monthly payment of principal and/or interest required to be paid with respect to such Due Date by the Mortgagor as established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.); provided that no such excess shall be considered a Debt Service Reduction so long as (a) the Servicer of such Mortgage Loan is pursuing an appeal of the court order giving rise to any such modification and (b)(1) such Mortgage Loan is not in default with respect to payment due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date or (2) Monthly Payments are being advanced by the applicable Servicer, the Master Servicer or the Trustee, as applicable, in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date.

            Debt Service Reduction Mortgage Loan: Any Mortgage Loan that became the subject of a Debt Service Reduction.

            Deceased Holder: A Certificate Owner of a Special Retail Certificate who was living at the time such interest was acquired and whose executor or other authorized representative causes to be furnished to the Depository Participant a certified copy of the death certificate and any additional evidence of death satisfactory to the Depository Participant and any tax waivers requested by the Depository Participant.

            Defective Mortgage Loan: Any Mortgage Loan which is required to be cured, repurchased or substituted for pursuant to Sections 2.02.

            Deficient Valuation: As to any Mortgage Loan and any Determination Date, the excess of (i) the then outstanding indebtedness under such Mortgage Loan over (ii) the secured valuation thereof established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.), pursuant to which such Mortgagor retained such Mortgaged Property; provided that no such excess shall be considered a Deficient Valuation so long as (a) the applicable Servicer is pursuing an appeal of the court order giving rise to any such modification and (b)(1) such Mortgage Loan is not in default with respect to payments due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date or (2) Monthly Payments are being advanced by the applicable Servicer, the Master Servicer or the Trustee, as applicable, in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date.

            Deficient Valuation Mortgage Loan: Any Mortgage Loan that became the subject of a Deficient Valuation.

            Definitive Certificates:  As defined in Section 6.02(c)(iii).

            Depositor:  Banc  of  America  Funding  Corporation,   a  Delaware
corporation, or its successor in interest, as depositor of the Trust Estate.

            Depositor Indemnified Parties:  As defined in Section 3.22(c)

            Depository: The Depository Trust Company, the nominee of which is Cede & Co., as the registered Holder of the Book-Entry Certificates or any successor thereto appointed in accordance with this Agreement. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

            Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

            Determination Date: With respect to any Distribution Date and for each Servicer, as defined in the applicable Servicing Agreement.

            Discount Mortgage Loan: Any Mortgage Loan with a Net Mortgage Interest Rate as of the Cut-Off Date that is less than 5.500% per annum.

            Distribution Date: The 25th day of each month beginning in June 2005 (or, if such day is not a Business Day, the next Business Day).

            Document Transfer Event: The 60th day following the day on which either (i) Wells Fargo Bank is no longer the Servicer of any of the Mortgage Loans purchased by the Seller from Wells Fargo Bank, N.A. or (ii) the senior, unsecured long-term debt rating of Wells Fargo & Company is less than "BBB-" by Fitch Ratings.

            Due Date: As to any Distribution Date and each Mortgage Loan, the first day in the calendar month of such Distribution Date.

            Eligible Account: Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee, the Securities Administrator, the Master Servicer and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or
(iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company (including the Trustee, the Master Servicer and the Securities Administrator), acting in its fiduciary capacity or (iv) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest and may include, if otherwise qualified under this definition, accounts maintained with the Trustee, the Master Servicer or the Securities Administrator. Notwithstanding anything in the foregoing to the contrary, an account shall not fail to be an Eligible Account solely because it is maintained with Wells Fargo Bank, N.A., a wholly owned subsidiary of Wells Fargo & Co., provided that such subsidiary or its parent's
(A) commercial paper, short-term unsecured debt obligations or other short-term deposits are at least "P-1" in the case of Moody's, "F-1" in the case of Fitch and "A-1+" in the case of S&P, if the deposits are to be held in the account for 30 days or less, or (B) long-term unsecured debt obligations are rated at least "Aa3" in the case of Moody's, "AA-" in the case of Fitch and "AA-" (or "A" (without regard to any plus or minus), if the short-term unsecured debt obligations are rated at least "A-1+") in the case of S&P, if the deposits are to be held in the account for more than 30 days.

            ERISA: The Employee Retirement Income Security Act of 1974, as amended.

            ERISA  Restricted  Certificates:   Any  Class B-4,   Class B-5  or
Class B-6 Certificate.

            Escrow Account:  As defined in Section 3.08.

            Escrow Payments: The amounts constituting taxes, assessments, Primary Mortgage Insurance Policy premiums, fire and hazard insurance premiums and other payments as may be required to be escrowed by the Mortgagor with the mortgagee pursuant to the terms of any Mortgage Note or Mortgage.

            Events of Default:  As defined in Section 8.01.

            Excess Proceeds: With respect to any Liquidated Mortgage Loan, the amount, if any, by which the sum of any Liquidation Proceeds of such Mortgage Loan received in the calendar month in which such Mortgage Loan became a Liquidated Mortgage Loan, net of any amounts previously reimbursed to the applicable Servicer as Nonrecoverable Advance(s) with respect to such Mortgage Loan pursuant to Section 3.11(a)(iv), exceeds (i) the unpaid principal balance of such Liquidated Mortgage Loan as of the Due Date in the month in which such Mortgage Loan became a Liquidated Mortgage Loan plus (ii) accrued interest at the Mortgage Interest Rate from the Due Date as to which interest was last paid or for which an Advance (other than a Servicing Advance) was made (and not reimbursed) up to the Due Date applicable to the Distribution Date immediately following the calendar month during which such liquidation occurred.

            Exchange Act:  The Securities Exchange Act of 1934, as amended.

            FDIC:  The  Federal   Deposit   Insurance   Corporation,   or  any
successor thereto.

            FHA:  Federal Housing Administration, or any successor thereto.

            FHLMC:  The  Federal  Home  Loan  Mortgage  Corporation,   or  any
successor thereto.

            Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to
Section 10.01.

            Financial Market Service: Bloomberg Financial Service and any other financial information provider designated by the Depositor by written notice to the Securities Administrator.

            FIRREA: The Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended.

            Fitch:  Fitch Ratings, or any successor thereto.

            FNMA:  Fannie Mae, or any successor thereto.

            Form 10-K:  As defined in Section 3.22.

            Fractional Interest:  As defined in Section 5.02(d).

            Governing Agreement: With respect to each Mortgage Certificate, the pooling and servicing agreement pursuant to which such Mortgage Certificate was issued, as listed on the Mortgage Certificate Schedule.

            Group:  Any of Group 1 or Group 2.

            Group 1:  The  Group 1  Senior  Certificates,   the  Class 1-A-1/2
Component and the Class B Certificates.

            Group 1 Administrative Fee Rate: With respect to each Mortgage Loan, the sum of (i) the Servicing Fee Rate and (ii) the Securities Administrator Fee Rate.

            Group 1 Certificates: The Group 1 Senior Certificates and the Class B Certificates.

            Group 1 Interest Distribution Amount: For any Distribution Date and each interest-bearing Class of Group 1 Certificates, the sum of (i) the Accrued Certificate Interest, subject to reduction pursuant to Section 5.02(c) and (ii) any Class Unpaid Interest Shortfall for such Class.

            Group 1 PAC Principal Amount: As to any Distribution Date and the PAC 1 Group, the amount, if any, that would reduce the aggregate Class Certificate Balance of the PAC 1 Group to the balance shown in the table set forth in Exhibit O with respect to such Distribution Date.

            Group 1 Pool Distribution Amount: As to any Distribution, the excess of (a) the sum of (i) the aggregate of (A) the interest portion of any Monthly Payment on a Mortgage Loan (net of the Group 1 Administrative Fee) and the principal portion of any Monthly Payment on a Mortgage Loan due on the Due Date in the month in which such Distribution Date occurs and which is received prior to the related Determination Date and (B) all Periodic Advances made by a Servicer (or the Master Servicer or the Trustee, as applicable) and payments of Compensating Interest made by the applicable Servicer on such Distribution Date deposited to the Master Servicer Custodial Account pursuant to Section 3.09(e)(vi); (ii) all Liquidation Proceeds (other than Excess Proceeds) received on the Mortgage Loans during the Prior Period and deposited to the Master Servicer Custodial Account pursuant to Section 3.09(e)(iii); (iii) all Principal Prepayments received on the Mortgage Loans during the Prior Period and deposited to the Master Servicer Custodial Account pursuant to Section 3.09(e)(i) during such period; (iv) in connection with any Mortgage Loans that are Defective Mortgage Loans, the aggregate of the Purchase Prices and Substitution Adjustment Amounts remitted on the related Remittance Date pursuant to Section 3.09(e)(vii); (v) any other amounts in the Master Servicer Custodial Account deposited therein pursuant to Section 3.09(e)(iv), (v), (viii) and (ix) in respect of such Distribution Date; (vi) any Reimbursement Amount required to be included pursuant to Section 5.02(a); and (vii) any Non-PO Recovery with respect to such Distribution Date over (b) any amounts permitted to be withdrawn from the Master Servicer Custodial Account pursuant to clauses (i) through (viii), inclusive, of Section 3.11(a).

            Group 1 Scheduled Principal Amount: As to any Distribution Date and the Scheduled 1 Group, the amount, if any, that would reduce the aggregate Class Certificate Balance of the Scheduled 1 Group to the balance shown in the table set forth in Exhibit P with respect to such Distribution Date.

            Group 1 Senior Certificates: The Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 1-A-7, Class 1-A-8, Class 1-A-9, Class 1-A-10, Class 1-A-11, Class 1-A-12, Class 1-A-13, Class 1-A-14,
Class 1-A-15, Class 1-A-16, Class 1-A-17, Class 1-A-18, Class 1-A-19, Class 1-A-20, Class 1-A-21, Class 1-A-22, Class 1-A-23, Class 1-A-24, Class 1-A-25,
Class 1-A-R, Class 1-A-LR, Class 30-IO and Class 30-PO Certificates.

            Group 1 Senior Percentage: With respect to any Distribution Date, the percentage, carried to six places rounded up, obtained by dividing (i) the aggregate Class Certificate Balance of the Group 1 Senior Certificates (other than the Class 30-PO Certificates) and the Component Balance of the Class 1-A-1/2 Component immediately prior to such Distribution Date, by (ii) the Pool Stated Principal Balance (Non-PO Portion) for such Distribution Date.

            Group 1 Senior Prepayment Percentage: For any Distribution Date during the five (5) years beginning on the first Distribution Date, 100%. The Group 1 Senior Prepayment Percentage and for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date will, except as provided herein, be as follows: for any Distribution Date in the first (1st) year thereafter, the Group 1 Senior Percentage plus 70% of the Subordinate Percentage for such Distribution Date; for any Distribution Date in the second
(2nd) year thereafter, the Group 1 Senior Percentage plus 60% of the Subordinate Percentage for such Distribution Date; for any Distribution Date in the third
(3rd) year thereafter, the Group 1 Senior Percentage plus 40% of the Subordinate Percentage for such Distribution Date; for any Distribution Date in the fourth
(4th) year thereafter, the Group 1 Senior Percentage plus 20% of the Subordinate Percentage for such Distribution Date; and for any Distribution Date in the fifth (5th) or later years thereafter, the Group 1 Senior Percentage for such Distribution Date (unless on any of the foregoing Distribution Dates, the Group 1 Senior Percentage exceeds the initial Group 1 Senior Percentage, in which case the Group 1 Senior Prepayment Percentage for such Distribution Date will once again equal 100%). Notwithstanding the foregoing, no decrease in the Group 1 Senior Prepayment Percentage will occur unless both of the Senior Step Down Conditions are satisfied.

            Group 1 Senior Principal Distribution Amount: As to any Distribution Date, the sum of (i) the Group 1 Senior Percentage of the Non-PO Percentage of the amounts described in clauses (i)(a) through (d) of the definition of "Non-PO Principal Amount" for such Distribution Date and (ii) the Group 1 Senior Prepayment Percentage of (1) the Non-PO Percentage of the amounts described in clauses (i)(e) and (f) and (2) the amount described in clause (ii) of the definition of "Non-PO Principal Amount" for such Distribution Date.

            Group 2:   The   Group 2   Certificates   and  the   Class 2-A-1/2
Component.

            Group 2 Aggregate Schedule Certificates: The Class 2-A-1, Class 2-A-2, Class 2-A-3 and Class 2-A-4 Certificates.

            Group 2 Aggregate Schedule Principal Amount: As to any Distribution Date and the Group 2 Aggregate Schedule Certificates, the amount, if any, that would reduce the aggregate Class Certificate Balance of the Group 2 Aggregate Schedule Certificates to the balance shown in the table set forth in Exhibit Q with respect to such Distribution Date.

            Group 2 Certificates: The Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5, Class 2-A-6, Class 2-A-7 and Class 2-A-8 Certificates.

            Group 2 Interest Accrual Amount: As to any Distribution Date and Class of Group 2 Certificates and the Class 2-A-1/2 Component, an amount equal to (a) the product of (i) one-twelfth of the applicable Pass-Through Rate for such Class or Component for such Distribution Date and (ii) the Class Certificate Balance or Notional Amount of such Class or the Component Balance of such Component prior to giving effect to any principal distributions, less (b) the Class' or Component's Allocable Percentage of any Interest Reductions for such Distribution Date.

            Group 2 Interest Distribution Amount: As to any Distribution Date,
(a) the aggregate amount received by the Securities Administrator since the preceding Distribution Date (or since the Closing Date, in the case of the first Distribution Date) as interest on the Mortgage Certificates plus (b) the interest portion of the purchase price received by the Securities Administrator in connection with any repurchase of a Mortgage Certificate pursuant to Section 2.02.

            Group 2 Principal Distribution Amount: As to any Distribution Date, the aggregate amount received by the Securities Administrator since the preceding Distribution Date (or since the Closing Date, in the case of the first Distribution Date) as principal on the Mortgage Certificates and (b) the principal portion of the purchase price received by the Securities Administrator in connection with any repurchase of a Mortgage Certificate pursuant to Section 2.02.

            Group 2 Realized Loss Shortfall: With respect to any Distribution Date, any amount by which the aggregate Mortgage Certificate Principal Balance after giving effect to any principal distributions and any other principal reductions on the preceding Mortgage Certificate Distribution Dates, is less than the sum of the aggregate Class Certificate Balance of all Classes of Group 2 Certificates and the Component Balance of the Class 2-A-1/2 Component, as determined after taking into account distributions pursuant to Section 5.03.

            Holder:  A Certificateholder.

            Independent: When used with respect to any specified Person means such a Person who (i) is in fact independent of the Depositor, the Master Servicer and any Servicer, (ii) does not have any direct financial interest or any material indirect financial interest in the Depositor, the Master Servicer or any Servicer or in an affiliate of any of them, and (iii) is not connected with the Depositor, the Master Servicer, or any Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

            Initial Class Certificate Balance: As to each Class of Certificates (other than the Class 1-A-11, Class 1-A-12, Class 30-IO and Class 2-A-8 Certificates), the Class Certificate Balance set forth in the Preliminary Statement. The Class 1-A-11, Class 1-A-12, Class 30-IO and Class 2-A-8 Certificates are Interest-Only Certificates and have no Initial Class Certificate Balance.

            Initial Component Balance: As to each Class A-1/2 Component, the Component Balance set forth in the Preliminary Statement.

            Initial Notional Amount: As to each Class of Interest-Only Certificates, the Notional Amount set forth in the Preliminary Statement.

            Insurance Policy: With respect to any Mortgage Loan included in the Trust Estate, any Primary Mortgage Insurance Policy or any other insurance policy (including any policy covering any Mortgage Loan or Mortgaged Property, including without limitation, any hazard insurance policy required pursuant to
Section 3.12, any title insurance policy described in Section 2.01 and any FHA insurance policies and VA insurance policies), including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

            Insurance Proceeds: Proceeds paid by an insurer pursuant to any Insurance Policy, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

            Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

            Interest Accrual Period: As to any Distribution Date and each Class of Certificates (other than the Class 2-A-5, Class 2-A-6, Class 2-A-7, Class A-1/2 Certificates and Class 30-PO Certificates) and each Class A-1/2 Component, the period from and including the first day of the calendar month preceding the calendar month of such Distribution Date to but not including the first day of the calendar month of such Distribution Date. As to any Distribuiton Date and the Class 2-A-5, Class 2-A-6 and Class 2-A-7 Certificates, the period commencing on the 25th day of the month preceding the month in which each Distribution Date occurs and ending on the 24th day of the month in which such Distribution Date occurs.

            Interest-Only Certificates: Any Class of Certificates entitled to distributions of interest, but no distributions of principal. The Class 1-A-11, Class 1-A-12, Class 30-IO and Class 2-A-8 Certificates are the only Classes of Interest-Only Certificates.

            Interest Reductions: With respect to a Mortgage Certificate, any amounts that are expressly allocated to such Mortgage Certificates pursuant to
Section 5.02(c) of the applicable Governing Agreement.

            Interest Settlement Rate:  As defined in Section 5.13.

            LIBOR: As to any Distribution Date, the arithmetic mean of the London Interbank offered rate quotations for one-month U.S. Dollar deposits, as determined by the Securities Administrator in accordance with Section 5.13.

            LIBOR Business Day: Any Business Day on which banks are open for dealing in foreign currency and exchange in London, England or the City of New York.

            LIBOR Certificates: Any of the Class 1-A-6, Class 1-A-7, Class 2-A-5, Class 2-A-6 or Class 2-A-7 Certificates.

            Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) that was liquidated in the Prior Period and as to which the applicable Servicer has certified (in accordance with the applicable Servicing Agreement) that it has received all proceeds it expects to receive in connection with the liquidation of such Mortgage Loan including the final disposition of an REO Property.

            Liquidation Proceeds: Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Servicing Fees and Advances.

            Living Holder: A Certificate Owner of a Special Retail Certificate other than a Deceased Holder.

            Loan-to-Value Ratio: With respect to any Mortgage Loan and any date of determination, the fraction, expressed as a percentage, the numerator of which is the outstanding principal balance of the related Mortgage Loan at origination and the denominator of which is the Appraised Value of the related Mortgaged Property.

            Losses:  As defined in Section 5.11(a).

            Lower-Tier REMIC: As defined in the Preliminary Statement, the assets of which consist of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account, the insurance policies, if any, relating to a Mortgage Loan and the Mortgaged Property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure. For the avoidance of doubt, neither the Mortgage Certificates nor any amounts paid to the Trust Estate with respect thereto shall be assets of the Lower-Tier REMIC.

            Master Servicer: Wells Fargo Bank, N.A., and its successors-in-interest and, if a successor master servicer is appointed hereunder, such successor, as master servicer.

            Master  Servicer's  Certificate:  The monthly  report  required by
Section 4.01.

            Master Servicer Custodial Account: The Eligible Account created and maintained by the Master Servicer pursuant to Section 3.09 in the name of the Master Servicer for the benefit of the Certificateholders and designated "Wells Fargo Bank, N.A., as Master Servicer, in trust for the registered holders of Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2005-3."

            Master Servicer Custodial Account Reinvestment Income: For each Distribution Date, all income and gains net of any losses realized since the preceding Distribution Date from Permitted Investments of funds in the Master Servicer Custodial Account.

            Master Servicing Officer: With respect to the Master Servicer, any officer of the Master Servicer involved in, or responsible for, the administration and master servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished to the Securities Administrator by the Master Servicer, as such list may from time to time be amended.

            Master Servicing Transfer Costs: All reasonable costs and expenses (including attorney's fees) incurred by the Trustee or a successor master servicer in connection with the transfer of master servicing or servicing from a predecessor master servicer, including, without limitation, any costs or expenses associated with the complete transfer of all master servicing data or servicing data and the completion, correction or manipulation of such master servicing data or servicing data as may be required by the Trustee or successor master servicer to correct any errors or insufficiencies in the master servicing data or servicing data or otherwise to enable the Trustee or a successor master servicer to master service or service, as the case may be, the applicable Mortgage Loans properly and effectively.

            MERS:  As defined in Section 2.01(b)(iii).

            Monthly Form 8-K:  As defined in Section 3.22.

            Monthly Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified herein, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

            Mortgage: The mortgage, deed of trust or other instrument creating a first lien on a Mortgaged Property securing a Mortgage Note or creating a first lien on a leasehold interest.

            Mortgage Certificate Distribution Date: With respect to each Mortgage Certificate, the date each month on which distributions are made to the registered holders of such Mortgage Certificate in accordance with the applicable Governing Agreement.

            Mortgage Certificate Distribution Date Statements: With respect to the Mortgage Certificates and each Mortgage Certificate Distribution Date, the reports provided to the Securities Administrator as beneficial owner of the Mortgage Certificates by or on behalf of the trustee for each series.

            Mortgage Certificate Principal Balance: With respect to any Mortgage Certificate and any Distribution Date, the principal balance of such Mortgage Certificate as of the immediately preceding Mortgage Certificate Distribution Date, before giving effect to principal distributions and class certificate balance reductions or increases on such Mortgage Certificate Distribution Date.

            Mortgage Certificate Rate: With respect to each Mortgage Certificate and each Distribution Date, the pass-through rate used to calculate interest distributions on such Mortgage Certificate for the Mortgage Certificate Distribution Date.

            Mortgage  Certificates:   The  certificates  which  evidence
interests in the trusts created by the related Governing Agreements and which are transferred to the Trust by the Depositor, each of which is identified in the Mortgage Certificate Schedule.

            Mortgage Certificate Schedule: The schedule attached as Exhibit D-2 hereto, such schedule setting forth as to each Mortgage Certificate its class certificate balance as of the Mortgage Certificate Distribution Date in May 2005, after giving effect to principal distributions and other principal reductions or increases on such Mortgage Certificate Distribution Date.

            Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

            Mortgage Interest Rate: As to any Mortgage Loan, the per annum rate of interest at which interest accrues on the principal balance of such Mortgage Loan in accordance with the terms of the related Mortgage Note, prior to giving any effect to any Debt Service Reduction.

            Mortgage Loan Purchase Agreement: The Mortgage Loan Purchase Agreement, dated May 27, 2005, between BANA, as seller, and the Depositor, as purchaser.

            Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held as a part of the Trust Estate (including any Substitute Mortgage Loans and REO Property), the Mortgage Loans originally so held being identified on Exhibit D-1 hereto.

            Mortgage Loan Schedule: The list of Mortgage Loans (as from time to time amended by the Master Servicer to reflect the addition of Substitute Mortgage Loans and the deletion of Defective Mortgage Loans pursuant to the provisions of this Agreement) transferred to the Trustee as part of the Trust Estate and from time to time subject to this Agreement, attached hereto as Exhibit D-1 setting forth the following information with respect to each Mortgage Loan: (i) the Mortgage Loan identifying number; (ii) a code indicating whether the Mortgaged Property is owner-occupied; (iii) the property type for each Mortgaged Property; (iv) the original months to maturity or the remaining months to maturity from the Cut-Off Date; (v) the Loan-to-Value Ratio at origination; (vi) the Mortgage Interest Rate; (vii) the date on which the first Monthly Payment was due on the Mortgage Loan, and, if such date is not the Due Date currently in effect, such Due Date; (viii) the stated maturity date; (ix) the amount of the Monthly Payment as of the Cut-Off Date; (x) the paid-through date; (xi) the original principal amount of the Mortgage Loan; (xii) the principal balance of the Mortgage Loan as of the close of business on the Cut-Off Date, after application of payments of principal due on or before the Cut-Off Date, whether or not collected, and after deduction of any payments collected of scheduled principal due after the Cut-Off Date; (xiii) a code indicating the purpose of the Mortgage Loan; (xiv) a code indicating the documentation style; (xv) a code indicating the initial Servicer; (xvi) the Appraised Value; and (xvii) the closing date of the Mortgage Loan. With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the Cut-Off Date: (i) the number of Mortgage Loans; (ii) the current aggregate outstanding principal balance of the Mortgage Loans; (iii) the weighted average Mortgage Interest Rate of the Mortgage Loans; and (iv) the weighted average months to maturity of the Mortgage Loans.

            Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with all riders thereto and amendments thereof.

            Mortgaged Property: The underlying property securing a Mortgage Loan, which may include Cooperative Stock or residential long-term leases.

            Mortgagor:  The obligor on a Mortgage Note.

            National City Mortgage:  National City Mortgage Co.

            National City Mortgage Servicing Agreement: The Master Seller's Warranties and Servicing Agreement, dated as of September 1, 2003, by and between BANA (as successor in interest to BAMCC) and National City Mortgage, as amended by (i) Amendment No. 1, dated as of July 1, 2004, by and among Banc of America Mortgage Capital Corporation, National City Mortgage and BANA, (ii) the Master Assignment, Assumption and Recognition Agreement, dated as of July 1, 2004, by and among Banc of America Mortgage Capital Corporation, National City Mortgage, BANA and Wachovia Bank, (iii) Amendment No. 2, dated as of October 1, 2004, by and between National City Mortgage and BANA and (iv) the Assignment Assumption and Recognition Agreement, dated May 27, 2005, by and among BANA, the Depositor, the Trustee and National City Mortgage and acknowledged by the Master Servicer.

            Net Mortgage Interest Rate: As to any Mortgage Loan and Distribution Date, such Mortgage Loan's Mortgage Interest Rate thereon on the first day of the Prior Period reduced by the Group 1 Administrative Fee Rate for such Mortgage Loan.

            Non-PO Percentage: As to any Discount Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the Net Mortgage Interest Rate as of the Cut-Off Date of such Discount Mortgage Loan and the denominator of which is 5.500%. As to any Mortgage Loan that is not a Discount Mortgage Loan, 100%.

            Non-PO Principal Amount: As to any Distribution Date, the sum of (i) the sum of the Non-PO Percentage of (a) the principal portion of each Monthly Payment due on each Mortgage Loan on the related Due Date, (b) the Stated Principal Balance, as of the date of repurchase, of (I) each Mortgage Loan that was repurchased by a Servicer pursuant to the applicable Servicing Agreement during the Prior Period, (II) each Mortgage Loan repurchased by the Seller pursuant to the Mortgage Loan Purchase Agreement or a Purchase Obligation during the Prior Period, (III) each Mortgage Loan repurchased by the Depositor pursuant to Section 3.15(f) or (IV) each Mortgage Loan purchased by the Master Servicer pursuant to Section 10.01, (c) any Substitution Adjustment Amount in connection with a Defective Mortgage Loan received during the Prior Period, (d) any Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans that are not yet Liquidated Mortgage Loans received by a Servicer during the Prior Period, (e) with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the Prior Period, the amount of Liquidation Proceeds (excluding Excess Proceeds) allocable to principal received by a Servicer with respect to such Mortgage Loan during such Prior Period and, (f) with respect to each Mortgage Loan, all Principal Prepayments on the Mortgage Loans received by a Servicer during the Prior Period; and (ii) the Non-PO Recovery for such Distribution Date.

            Non-PO Recovery: As to any Distribution Date, the amount of all Recoveries received during the Prior Period less the Class PO Recovery for such Distribution Date.

            Non-Supported Interest Shortfalls: As to any Distribution Date, the amount, if any, by which the aggregate of Prepayment Interest Shortfalls exceeds the aggregate Compensating Interest for such Distribution Date.

            Non-U.S. Person: A Person other than a U.S. Person.

            Nonrecoverable Advance: Any portion of an Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed and which, in the good faith judgment of the applicable Servicer will not or, in the case of a proposed Advance, would not be ultimately recoverable from the related Mortgagor, related Liquidation Proceeds, Insurance Proceeds or other recoveries in respect of the related Mortgage Loan.

            NYCEMA: A New York Consolidation, Extension and Modification Agreement.

            Notional Amount: With respect to (a) the Class 1-A-11 Certificates and any date of determination, the Class 1-A-11 Notional Amount, (b) the Class 1-A-12 Certificates and any date of determination, the Class 1-A-12 Notional Amount, (c) the Class 30-IO Certificates and any date of determination, the Class 30-IO Notional Amount and (d) the Class 2-A-8 Certificates and any date of determination, the Class 2-A-8 Notional Amount.

            Offered  Certificates:   The  Senior,  Class B-1,   Class B-2  and
Class B-3 Certificates.

            Officer's Certificate: A certificate signed by the Chairman of the Board, Vice Chairman of the Board, President or a Vice President and by the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries, or any other duly authorized officer of the Depositor or the Master Servicer, as the case may be, and delivered to the Trustee or the Securities Administrator, as the case may be.

            Opinion of Counsel: A written opinion of counsel acceptable to the Trustee if such opinion is delivered to the Trustee, or acceptable to the Securities Administrator if such opinion is delivered to the Securities Administrator, who may be counsel for the Depositor or the Master Servicer, except that any opinion of counsel relating to the qualification of the Trust Estate as one or more REMICs or compliance with the REMIC Provisions must be an opinion of Independent counsel.

            Original Fractional Interest: With respect to each of the following Classes of Subordinate Certificates, the corresponding percentage described below, as of the Closing Date:

                             Class B-1       1.61%
                             Class B-2       1.01%
                             Class B-3       0.70%
                             Class B-4       0.40%
                             Class B-5       0.15%
                             Class B-6       0.00%

            Original Subordinate Certificate Balance:  $8,814,403.00.

            OTS:  The Office of Thrift Supervision.

            Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan which was not the subject of a Principal Prepayment in Full, which did not become a Liquidated Mortgage Loan prior to such Due Date and which was not purchased from the Trust prior to such Due Date pursuant to Sections 2.02 or 3.15(f).

            Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

            PAC 1 Group: The Class 1-A-21, Class 1-A-22, Class 1-A-23 and Class 1-A-24 Certificates.

            Pass-Through Rate: As to each Class of interest-bearing Certificates or Components, the per annum rate set forth or described in the Preliminary Statement.

            Payahead Amount: As to any Distribution Date and Mortgage Loan, early prepayments of scheduled installments of principal and interest made by a Mortgagor during the Prior Period immediately preceding such Distribution Date that are intended by such Mortgagor to be applied on subsequent Due Dates.

            Paying Agent:  As defined in Section 9.13.

            Percentage Interest: As to any Certificate (other than a Special Retail Certificate), the percentage obtained by dividing the initial Certificate Balance of such Certificate (or the initial notional amount for the Class 1-A-11, Class 1-A-12, Class 30-IO and Class 2-A-8 Certificates) by the Initial Class Certificate Balance or Initial Notional Amount, as applicable, of the Class of which such Certificate is a part. With respect to a Special Retail Certificate, the percentage obtained by dividing the current Certificate Balance of each such Certificate by the current Class Certificate Balance of the Class of which such Certificate is a part.

            Periodic Advance: With respect to each Servicer, shall have the meaning given to term "Monthly Advance" in the applicable Servicing Agreement.

            Permitted Investments:  One or more of the following:

(i) obligations of or guaranteed as to principal and interest by the United States, FHLMC, FNMA or any agency or instrumentality of the United States when such obligations are backed by the full faith and credit of the United States; provided that such obligations of FHLMC or FNMA shall be limited to senior debt obligations and mortgage participation certificates other than investments in mortgage-backed or mortgage participation securities with yields evidencing extreme sensitivity to the rate of principal payments on the underlying mortgages, which shall not constitute Permitted Investments hereunder;

(ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof with a corporation incorporated under the laws of the United States or any state thereof rated not lower than "P1" by Moody's, "F-1" by Fitch and "A-1+" by S&P;

(iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof, rated not lower than "P1" by Moody's, "F-1" by Fitch and "A-1+" by S&P;

(iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which is rated not lower than "P1" by Moody's, "F-1" by Fitch and "A-1+" by S&P;

(v) investments in money market funds (including funds of the Securities Administrator or its affiliates, or funds for which an affiliate of the Securities Administrator acts as advisor, as well as funds for which the Securities Administrator and its affiliates may receive compensation) rated either "Aaa" by Moody's, "AAA" by Fitch (if rated by Fitch) and "AAAm G" by S&P or otherwise approved in writing by each Rating Agency; and

(vi) other obligations or securities that are acceptable to each Rating Agency and, as evidenced by an Opinion of Counsel obtained by the Master Servicer or Securities Administrator, as the case may be, will not affect the qualification of the Trust Estate as two REMICs;

provided, however, that no instrument shall be a Permitted Investment if it represents either (a) the right to receive only interest payments with respect to the underlying debt instrument or (b) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations.

            Permitted Transferee: Any Person other than (i) the United States, or any State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) (except certain farmers' cooperatives described in Code
Section 521), (iv) rural electric and telephone cooperatives described in Code
Section 1381(a)(2)(C), (v) a Person with respect to whom the income on a Residual Certificate is allocable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such Person or any other U.S. Person, and (vi) any other Person so designated by the Master Servicer based on an Opinion of Counsel to the effect that any transfer to such Person may cause the Trust or any other Holder of a Residual Certificate to incur tax liability that would not be imposed other than on account of such transfer. The terms "United States," "State" and "international organization" shall have the meanings set forth in Code Section 7701 or successor provisions.

            Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            Physical Certificates: The Class 1-A-R, Class 1-A-LR, Class B-4, Class B-5 and Class B-6 Certificates.

            Plan:  As defined in Section 6.02(e).

            PO Percentage: As to any Discount Mortgage Loan, 100% minus the Non-PO Percentage for such Mortgage Loan. As to any Mortgage Loan that is not a Discount Mortgage Loan, 0%.

            PO Principal Amount: As to any Distribution Date, (i) the sum of the applicable PO Percentage of (a) the principal portion of each Monthly Payment due on each Mortgage Loan on the related Due Date; (b) the Stated Principal Balance, as of the date of repurchase, of (I) each Mortgage Loan that was repurchased by a Servicer pursuant to the applicable Servicing Agreement during the Prior Period, (II) each Mortgage Loan repurchased by the Seller pursuant to the Mortgage Loan Purchase Agreement or a Purchase Obligation during the Prior Period, (III) each Mortgage Loan repurchased by the Depositor pursuant to
Section 3.15(f), or (IV) each Mortgage Loan purchased by the Master Servicer pursuant to Section 10.01; (c) any Substitution Adjustment Amount in connection with any Defective Mortgage Loan received with respect to such Distribution Date; (d) any Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans that are not yet Liquidated Mortgage Loans received by a Servicer during the Prior Period; (e) with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the Prior Period, the amount of Liquidation Proceeds (excluding Excess Proceeds) allocable to principal received by a Servicer with respect to such Mortgage Loan during such Prior Period; and (f) all Principal Prepayments on the Mortgage Loans received by a Servicer during the Prior Period; and (ii) the Class PO Recovery for such Distribution Date.

            Pool Stated Principal Balance: As to any Distribution Date, the aggregate Stated Principal Balance of all Mortgage Loans that were Outstanding Mortgage Loans immediately following the Due Date in the month preceding the month in which such Distribution Date occurs.

            Pool Stated Principal Balance (Non-PO Portion): As to any Distribution Date, the sum of the product, for each Mortgage Loan, of (a) the Non-PO Percentage of such Mortgage Loan multiplied by (b) the Stated Principal Balance of such Mortgage Loan that was an Outstanding Mortgage Loan immediately following the Due Date in the month preceding the month in which such Distribution Date occurs.

            Premium Mortgage Loan: Any Mortgage Loan with a Net Mortgage Interest Rate as of the Cut-Off Date that is greater than or equal to 5.500% per annum.

            Prepayment Interest Shortfall: As to any Distribution Date and each Mortgage Loan subject to a Principal Prepayment received during the Prior Period, the amount, if any, by which one month's interest at the related Mortgage Interest Rate (net of the Servicing Fee Rate) on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

            Primary Mortgage Insurance Policy: Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan, in each case issued by an insurer acceptable to FNMA or FHLMC.

            Principal Only Certificates: Any Class of Certificates entitled to distributions of principal, but to no distributions of interest. The Class 30-PO Certificates are the only Principal Only Certificates.

            Principal Prepayment: With respect to each Mortgage Loan, any payment or other recovery of principal on a Mortgage Loan (other than Liquidation Proceeds or Payaheads) which is received in advance of its scheduled Due Date and is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

            Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan.

            Prior Period: With respect to any Distribution Date, the calendar month immediately preceding the month of such Distribution Date.

            Priority Amount: As to any Distribution Date, the lesser of (i) the aggregate Class Certificate Balance of the Class 1-A-13 and Class 1-A-14 Certificates, and (ii) the product of (a) the Shift Percentage, (b) the Priority Percentage and (c) the Non-PO Principal Amount.

            Priority Percentage: As to any Distribution Date, the percentage equivalent (carried to six places rounded up) of a fraction the numerator of which is the aggregate Class Certificate Balance of the Class 1-A-13 and Class 1-A-14 Certificates immediately prior to such date and the denominator of which is the Pool Stated Principal Balance (Non-PO Portion) immediately prior to such date.

            Private Certificates: The Class B-4, Class B-5 and Class B-6 Certificates.

            Pro Rata Share: As to any Distribution Date and any Class of Subordinate Certificates that is not a Restricted Class, the portion of the Subordinate Principal Distribution Amount or Amounts allocable to such Class, equal to the product of the Subordinate Principal Distribution Amount or Amounts for the Subordinate Certificates for such Distribution Date and a fraction, the numerator of which is the related Class Certificate Balance thereof and the denominator of which is the aggregate Class Certificate Balance of the Subordinate Certificates that are not Restricted Classes. The Pro Rata Share of a Restricted Class shall be 0%.

            Purchase Obligation: An obligation of the Seller or a Servicer to purchase Mortgage Loans under the circumstances and in the manner provided in
Section 2.02.

            Purchase Price: With respect to each Mortgage Loan that was a Defective Mortgage Loan repurchased on any date pursuant to Sections 2.02, an amount equal to the sum of (i) the Stated Principal Balance of the Mortgage Loan, (ii) interest on such Stated Principal Balance at the Mortgage Interest Rate from the date on which interest has last been paid and distributed through the last day of the month in which such repurchase takes place and (iii) any costs and damages incurred by the Trust in connection with any violation by such repurchased Mortgage Loan of any predatory or abusive lending law, less (x) amounts received or advanced in respect of such repurchased Mortgage Loan which are being held in the applicable Servicer Custodial Account for distribution in the month of repurchase and (y) if the Person repurchasing such Mortgage Loan is servicing such Mortgage Loan under the related Servicing Agreement, the Servicing Fee for such Mortgage Loan.

            Rate   Determination   Date:   As  to  any  Class  of  LIBOR
Certificates, the second LIBOR Business Day prior to the beginning of the applicable Interest Accrual Period for such Class and such Distribution Date.

            Rating Agency: Each of Moody's, Fitch and S&P. If any such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee, the Master Servicer and the Securities Administrator. References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

            Realized Loss: With respect to each Liquidated Mortgage Loan, an amount as of the date of such liquidation, equal to (i) the unpaid principal balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus
(ii) interest at the Net Mortgage Interest Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Net Mortgage Interest Rate and to principal of the Liquidated Mortgage Loan. With respect to each Mortgage Loan that has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan that has become the subject of a Debt Service Reduction and any Distribution Date, the amount, if any, by which the principal portion of the related Monthly Payment has been reduced.

            Recognition Agreement: With respect to a Cooperative Loan, the recognition agreement between the Cooperative and the originator of such Cooperative Loan.

            Record Date: The last day of the month (or, if such day is not a Business Day, the preceding Business Day) preceding the month of the related Distribution Date.

            Recovery: Any amount received on a Mortgage Loan subsequent to such Mortgage Loan being determined to be a Liquidated Mortgage Loan.

            Regular Certificates: As defined in the Preliminary Statement hereto.

            Reimbursement Amount:  As defined in Section 2.02.

            Relief Act: The Servicemembers Civil Relief Act, as it may be amended from time to time.

            Relief Act Reduction: With respect to any Distribution Date, for any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act or comparable state legislation, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued pursuant to the terms of the Mortgage Note on the same principal amount and for the same period as the interest collectible on such Mortgage Loan for the most recently ended calendar month.

            REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

            REMIC Certificate Maturity Date: The "latest possible maturity date" of the Regular Certificates and the Components as that term is defined in
Section 2.07.

            REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time, as well as provisions of applicable state laws.

            Remittance Date: With respect to each Servicer, shall have the meaning given to the term "Remittance Date" in the applicable Servicing Agreement.

            REO Disposition Period:  As defined in Section 3.15.

            REO Proceeds: Proceeds, net of any related expenses of a Servicer received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which are received prior to the final liquidation of such Mortgaged Property.

            REO Property: A Mortgaged Property acquired by a Servicer servicing the related Mortgage Loan on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

            Request for Release: The Request for Release submitted by a Servicer to the Trustee or the Custodian on behalf of the Trustee, as the case may be, substantially in the form attached hereto as Exhibit E.

            Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan.

            Residual   Certificates:    The   Class 1-A-R   and   Class 1-A-LR
Certificates.

            Responsible Officer: When used with respect to the Trustee or the Securities Administrator, any officer of the Corporate Trust Department of the Trustee or the Securities Administrator, as applicable, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee or Securities Administrator, as applicable, customarily performing functions similar to those performed by any of the above designated officers and having responsibility for the administration of this Agreement.

            Restricted Classes:  As defined in Section 5.02(d).

            RFC: Residential Funding Corporation, in its capacity as Servicer under the RFC Servicing Agreement.

            RFC Servicing Agreement: Collectively, (i) the Standard Terms and Provisions of Sale and Servicing Agreement, dated as of November 1, 2004, by and between BANA and RFC, as amended by that certain Reference Agreement, dated as of April 1, 2005, by and between RFC and BANA, and (ii) the Assignment, Assumption and Recognition Agreement, dated May 27, 2005, by and among BANA, the Depositor, the Trustee and RFC and acknowledged by the Master Servicer.

            Rounding Account:  As defined in Section 3.23.

            Rounding Amount:  As defined in Section 3.23.

            Scheduled 1 Group: The Class 1-A-21, Class 1-A-22, Class 1-A-23, Class 1-A-24 and Class 1-A-25 Certificates.

            S&P: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

            Securities Administrator: Wells Fargo Bank, N.A., and its successors-in-interest and, if a successor securities administrator is appointed hereunder, such successor, as securities administrator.

            Securities Administrator Fee: As to any Distribution Date, an amount equal to one-twelfth of the Securities Administrator Fee Rate multiplied by the aggregate Stated Principal Balance of the Mortgage Loans immediately following the Due Date in the month preceding the month in which such Distribution Date occurs.

            Securities Administrator Fee Rate: With respect to each Mortgage Loan, 0.0165% per annum.

            Security Agreement: With respect to a Cooperative Loan, the agreement or mortgage creating a security interest in favor of the originator of the Cooperative Loan in the related Cooperative Stock.

            Seller: Bank of America, National Association, a national banking association, or its successor in interest, as seller of the Mortgage Loans under the Mortgage Loan Purchase Agreement.

            Senior Certificates: The Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 1-A-7, Class 1-A-8, Class 1-A-9, Class 1-A-10, Class 1-A-11, Class 1-A-12, Class 1-A-13, Class 1-A-14, Class 1-A-15, Class 1-A-16, Class 1-A-17, Class 1-A-18, Class 1-A-19, Class 1-A-20,
Class 1-A-21, Class 1-A-22, Class 1-A-23, Class 1-A-24, Class 1-A-25, Class 1-A-R, Class 1-A-LR, Class 30-IO, Class 30-PO, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5, Class 2-A-6, Class 2-A-7, Class 2-A-8 and Class A-1/2 Certificates.

            Senior Credit Support Depletion Date: The date on which the aggregate Class Certificate Balance of the Subordinate Certificates is reduced to zero.

            Senior Step Down Conditions: As of any Distribution Date and as to which any decrease in the Group 1 Senior Prepayment Percentage applies, (i) the outstanding principal balance of all Mortgage Loans (including, for this purpose, any Mortgage Loans in foreclosure, any REO Property and any Mortgage Loan for which the Mortgagor has filed for bankruptcy after the Closing Date) delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the Subordinate Certificates, is not equal to or greater than 50% or (ii) cumulative Realized Losses with respect to the Mortgage Loans as of the applicable Distribution Date do not exceed the percentages of the Original Subordinate Certificate Balance set forth below:

                                           Percentage of
                                       Original Subordinate
Distribution Date Occurring             Certificate Balance
---------------------------            --------------------
June 2010 through May 2011                      30%
June 2011 through May 2012                      35%
June 2012 through May 2013                      40%
June 2013 through May 2014                      45%
June 2014 and thereafter                        50%

            Servicer: Any of BANA, National City Mortgage, SunTrust, JP Morgan Chase Bank, N.A., Washington Mutual, RFC or Wells Fargo Bank, each in their capacity as a servicer of the Mortgage Loans, or any successor servicer appointed as herein provided.

            Servicer Custodial Accounts: The separate accounts created and maintained by each of the Servicers pursuant to the applicable Servicing Agreement.

            Servicing Advance: With respect to each Servicer, shall have the meaning given to the term "Servicing Advances" in the applicable Servicing Agreement.

            Servicing Agreements: Any of the BANA Servicing Agreement, the National City Mortgage Servicing Agreement, the RFC Servicing Agreement, the SunTrust Servicing Agreement, the Chase Servicing Agreement, the Washington Mutual Servicing Agreement, and the Wells Fargo Servicing Agreement.

            Servicing Fee: With respect to each Servicer, as defined in the applicable Servicing Agreement.

            Servicing Fee Rate: With respect to each Mortgage Loan, as defined in the applicable Servicing Agreement.

            Servicing File: With respect to each Mortgage Loan, as defined in the applicable Servicing Agreement.

            Servicing Officer: With respect to each Servicer, as defined in the related Servicing Agreement.

            Servicing Transfer Costs: All reasonable costs and expenses of the Master Servicer or the Trustee, as applicable, related to any termination of a Servicer, appointment of a successor Servicer or the transfer and assumption of servicing by the Master Servicer or the Trustee, as applicable, with respect to any Servicing Agreement (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of the Servicer as a result of an event of default by such Servicer and (ii) any costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Master Servicer or the Trustee, as applicable, to correct any errors or insufficiencies in the servicing data or otherwise to enable the Master Servicer or the Trustee, as applicable, to service the Mortgage Loans properly and effectively).

            Shift Percentage: As to any Distribution Date, the percentage indicated below:

         Distribution Date Occurring In           Shift Percentage
------------------------------------------      --------------------
June 2005 through May 2010                               0%
June 2010 through May 2011                               30%
June 2011 through May 2012                               40%
June 2012 through May 2013                               60%
June 2013 through May 2014                               80%
June 2014 and thereafter                                100%

            Similar Law:  As defined in Section 6.02(e).

            Special Retail Certificates:  The Class 1-A-5 Certificates.

            Stated Principal Balance: As to any Mortgage Loan and Due Date, the unpaid principal balance of such Mortgage Loan as of such date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal (other than with respect to any Liquidated Mortgage Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor, and after giving effect to any Deficient Valuation.

            Subordinate Certificates:  The Class B Certificates.

            Subordinate Percentage: As of any Distribution Date, 100% minus the Group 1 Senior Percentage for such Distribution Date.

            Subordinate Prepayment Percentage: As to any Distribution Date, 100% minus the Group 1 Senior Prepayment Percentage for and such Distribution Date.

            Subordinate Principal Distribution Amount: With respect to any Distribution Date, an amount equal to the sum of (i) the Subordinate Percentage of the applicable Non-PO Percentage of the amounts described in clauses (i)(a) through (d) of the definition of "Non-PO Principal Amount" for such Distribution Date and (ii) the Subordinate Prepayment Percentage of the applicable Non-PO Percentage of the amounts described in clauses (i)(e) and (f) and (2) the amount described in clause (ii) of the definition of "Non-PO Principal Amount" for such Distribution Date.

            Substitute Mortgage Loan: A Mortgage Loan substituted for a Defective Mortgage Loan which must, on the date of such substitution (i) have a Stated Principal Balance, after deduction of the principal portion of the Monthly Payment due in the month of substitution, not in excess of the Stated Principal Balance of the Defective Mortgage Loan; (ii) have a Net Mortgage Interest Rate not less than, and not more than 2% greater than that of the Defective Mortgage Loan; (iii) be of the same type as the Defective Mortgage Loan, (iv) have a Loan-to-Value Ratio not higher than that of the Defective Mortgage Loan, (v) have a FICO score not less than that of the Defective Mortgage Loan, (vi) have a credit grade not lower in quality than that of the Defective Mortgage Loan, (vii) have a remaining term to maturity not greater than (and not more than one (1) year less than) that of the Defective Mortgage Loan; (viii) have the same lien priority as the Defective Mortgage Loan; and
(ix) comply with each Mortgage Loan representation and warranty set forth in the Mortgage Loan Purchase Agreement, the Servicing Agreements and this Agreement. More than one Substitute Mortgage Loan may be substituted for a Defective Mortgage Loan if such Substitute Mortgage Loans meet the foregoing attributes in the aggregate.

            Substitution Adjustment Amount:  As defined in Section 2.02.

            SunTrust:  SunTrust Mortgage, Inc.

            SunTrust Servicing Agreement: The Flow Sale and Servicing Agreement, dated as of February 1, 2004, by and between Banc of America Mortgage Capital Corporation (and BANA, as successor thereto) and SunTrust, as amended by (i) Amendment No. 1, dated as of June 1, 2004, and Amendment No. 2, dated as of November 1, 2004, by and between Banc of America Mortgage Capital Corporation (and BANA, as successor thereto) and SunTrust, (ii) the Master Assignment, Assumption and Recognition Agreement, dated September 1, 2004, by and between Banc of America Mortgage Capital Corporation (and BANA, as successor thereto) and SunTrust, and (iii) the Assignment, Assumption and Recognition Agreement, dated May 27, 2005, among BANA, BAFC, the Trustee and SunTrust and acknowledged by the Master Servicer.

            Tax Matters Person: Any person designated as "tax matters person" in accordance with Section 5.08 and the manner provided under Treasury Regulations ss. 1.860F-4(d) and Treasury Regulations ss. 301.6231(a)(7)-1.

            Telerate page 3750:  As defined in Section 5.13.

            Treasury Regulations: The final and temporary regulations promulgated under the Code by the U.S. Department of the Treasury.

            Trust: The trust created by this Agreement, which shall be named the "Banc of America Funding 2005-3 Trust."

            Trust Estate: The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder, with respect to a portion of which one or more REMIC elections are to be made, such entire Trust Estate consisting of: (i) such Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto, and together with all collections thereon and proceeds thereof, (ii) the Mortgage Certificates and all distributions payable thereon after the Closing Date, (iii) any REO Property, together with all collections thereon and proceeds thereof, (iv) the Trustee's rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to this Agreement and any proceeds thereof, (v) the Depositor's rights under the Servicing Agreements and the Mortgage Loan Purchase Agreement (including any security interest created thereby) and (vi) the Servicer Custodial Accounts, the Master Servicer Custodial Accounts and the Certificate Account and such assets that are deposited therein from time to time and any investments thereof, together with any and all income, proceeds and payments with respect thereto.

            Trust REMIC: Either of the Upper-Tier REMIC or the Lower Tier REMIC.

            Trustee: Wachovia Bank, National Association, and its successors-in-interest and, if a successor trustee is appointed hereunder, such successor, as trustee.

            Uncertificated Lower-Tier Interest: Each of the Class LT1A1, Class LT1A6, Class LT1A8, Class LT1A10, Class LT1A12, Class LT1A16, Class LT1A1/2, Class LT1AIO, Class LT1APO, Class LT1B, Class LT2A1, Class LT2A2, Class LT2A3, Class LT2A4, Class LT2A5, Class LT2A6, Class LT2A7, Class LT2A8, Class LT2A1/2 and Class LT1AR Interests. Each such Uncertificated Lower-Tier interest shall represent a "regular interest" in the Lower-Tier REMIC for purposes of the REMIC Provisions and shall be held as an asset of the Upper-Tier REMIC. Each Uncertificated Lower-Tier Interest shall accrue interest, if any, at the related Uncertificated Lower-Tier REMIC Rate in effect from time to time, and shall be entitled to distributions of principal, if any, subject to the terms and conditions hereof, in an aggregate amount equal to its initial uncertificated principal balance as set forth in the Preliminary Statement hereto.

            Uncertificated Lower-Tier REMIC Rate: With respect to each Uncertificated Lower-Tier Interest, the rate set forth in the Preliminary Statement for the Lower-Tier REMIC.

            Uninsured Cause: Any cause of damage to a Mortgaged Property, the cost of the complete restoration of which is not fully reimbursable under the hazard insurance policies required to be maintained pursuant to Section 3.12.

            Upper-Tier Certificate Sub-Account: The deemed sub-account of the Certificate Account designated by the Securities Administrator pursuant to
Section 3.09(i).

            Upper-Tier REMIC: As defined in the Preliminary Statement, the assets of which consist of the Uncertificated Lower-Tier Interests and the Mortgage Certificates and such amounts as shall from time to time be deemed held in the Upper-Tier Certificate Sub-Account.

            U.S. Person: A citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury Regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury Regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

            VA: The Department of Veterans Affairs, formerly known as the Veterans Administration, or any successor thereto.

            Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, (a) 1% of all Voting Rights shall be allocated to the Holders of the Residual Certificates, (b) 1% of all Voting Rights shall be allocated to the Holders of the Class 30-IO Certificates, (c) 1% of all Voting Rights shall be allocated to the Holders of the Class 1-A-11 Certificates, (d) 1% of all Voting Rights shall be allocated to the Holders of the Class 1-A-12 Certificates, (e) 1% of all Voting Rights shall be allocated to the Holders of the Class 2-A-8 Certificates and (f) the remaining Voting Rights shall be allocated among Holders of the remaining Classes of Certificates in proportion to the Certificate Balances of their respective Certificates on such date.

            Washington Mutual:  Washington Mutual Bank

            Washington Mutual Servicing Agreement: Collectively, the Mortgage Loan Purchase and Sale Agreement (Amended and Restated), dated as of July 1, 2003, between Washington Mutual and BANA (as successor in interest to BAMCC), as purchaser (as amended by (i) that certain July 2004 Amendment and (ii) that certain Master Assignment, Assumption and Recognition Agreement, dated as of July 1, 2004, by and among BAMCC, BANA and Washington Mutual) and (b) the Servicing Agreement (Amended and Restated), dated as of July 1, 2003, by and between BANA and Washington Mutual (as successor in interest to Washington Mutual Bank, FA) (as amended by that certain July 2004 Servicing Amendment), and
(iii) the Assignment, Assumption and Recognition Agreement, dated May 27, 2005, by and among BANA, the Depositor, the Trustee and Washington Mutual Bank and acknowledged by the Master Servicer.

            Wells Fargo Bank: Wells Fargo Bank, N.A., in its capacity as Servicer under the Wells Fargo Servicing Agreement.

            Wells Fargo Servicing Agreement: Collectively, the Mortgage Loan Purchase Agreement, dated as of March 1, 2005, by and between BANA and Wells Fargo Bank, the Master Seller's Warranties and Servicing Agreement, dated as of March 1, 2005, by and between BANA and Wells Fargo Bank, as seller and servicer, the Assignment and Conveyance Agreement, dated as of April 27, 2005, between BANA and Wells Fargo Bank and the Assignment, Assumption and Recognition Agreement, dated May 27, 2005, by and among BANA, the Depositor, the Trustee and Wells Fargo Bank and acknowledged by the Master Servicer.

Section 1.02 Interest Calculations. All calculations of interest will be made on a 360-day year consisting of twelve (12) 30-day months. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded down.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS
                        ORIGINAL ISSUANCE OF CERTIFICATES

            Section 2.01 Conveyance of Mortgage Loans. (a) The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee on behalf of the Trust for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Mortgage Loans and the related Mortgage Files, including all interest and principal received on or with respect to the Mortgage Loans (other than payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-Off Date), the Depositor's right, title and interest in and to the Mortgage Certificates (including all distributions payable thereon after the Closing Date), the Depositor's rights under the Mortgage Loan Purchase Agreement, including the rights of the Depositor as assignee of the Seller with respect to the Seller's rights under the Servicing Agreements, and the Depositor's rights under the BANA Servicing Agreement. The foregoing sale, transfer, assignment and set over does not and is not intended to result in a creation of an assumption by the Trustee of any obligation of the Depositor or any other Person in connection with the Mortgage Loans or the Mortgage Certificates or any agreement or instrument relating thereto, except as specifically set forth herein. In connection with the sale and assignment of the Mortgage Certificates, the Depositor shall have caused the records of the Depository to reflect that the Securities Administrator, on behalf of the Trustee, is the beneficial owner of such Mortgage Certificates as of the Closing Date. It is agreed and understood by the parties hereto that it is not intended that any mortgage loan be included in the Trust that is a "High-Cost Home Loan" as defined in any of (i) the New Jersey Home Ownership Act effective November 27, 2003, (ii) the New Mexico Home Loan Protection Act effective January 1, 2004, (iii) the Massachusetts Predatory Home Loan Practices Act effective November 7, 2004 or (iv) the Indiana Home Loan Practices Act, effective January 1, 2005.

            (b) In connection with such transfer and assignment of the Mortgage Loans, the Depositor has delivered or caused to be delivered to the Trustee, or a Custodian on behalf of the Trustee, for the benefit of the Certificateholders, the following documents or instruments with respect to each Mortgage Loan so assigned:

            (i) the original Mortgage Note, endorsed by manual or facsimile signature in the following form: "Pay to the order of Wachovia Bank, National Association, as trustee for holders of Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2005-3, without recourse," with all necessary intervening endorsements showing a complete chain of endorsement from the originator to the Trustee (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note) and, in the case of any Mortgage Loan originated in the State of New York documented by a NYCEMA, the NYCEMA, the new Mortgage Note, if applicable, the consolidated Mortgage Note and the consolidated Mortgage;

            (ii) except as provided below and other than with respect to the Mortgage Loans purchased by the Seller from Wells Fargo Bank, N.A., the original recorded Mortgage with evidence of a recording thereon, or if any such Mortgage has not been returned from the applicable recording office or has been lost, or if such public recording office retains the original recorded Mortgage, a copy of such Mortgage certified by the applicable Servicer (which may be part of a blanket certification) as being a true and correct copy of the Mortgage;

            (iii) subject to the provisos at the end of this paragraph, a duly executed Assignment of Mortgage to "Wachovia Bank, National Association, as trustee for the holders of Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2005-3" (which may be included in a blanket assignment or assignments), together with, except as provided below and other than with respect to the Mortgage Loans purchased by the Seller from Wells Fargo Bank, N.A., originals of all interim recorded assignments of such mortgage or a copy of such interim assignment certified by the applicable Servicer (which may be part of a blanket certification) as being a true and complete copy of the original recorded intervening assignments of Mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates); provided that, if the related Mortgage has not been returned from the applicable public recording office, such Assignment of Mortgage may exclude the information to be provided by the recording office; and provided, further, if the related Mortgage has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no Assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Master Servicer shall enforce the obligations of the applicable Servicer to take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS;

            (iv) the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon, if any;

            (v) other than with respect to the Mortgage Loans purchased by the Seller from Wells Fargo Bank, any of (A) the original or duplicate original mortgagee title insurance policy and all riders thereto, (B) a title search showing no lien (other than standard exceptions) on the Mortgaged Property senior to the lien of the Mortgage or (C) an opinion of counsel of the type customarily rendered in the applicable jurisdiction in lieu of a title insurance policy;

            (vi) the original of any guarantee executed in connection with the Mortgage Note;

            (vii) for each Mortgage Loan, if any, which is secured by a residential long-term lease, a copy of the lease with evidence of recording indicated thereon, or, if the lease is in the process of being recorded, a photocopy of the lease, certified by an officer of the respective prior owner of such Mortgage Loan or by the applicable title insurance company, closing/settlement/escrow agent or company or closing attorney to be a true and correct copy of the lease transmitted for recordation;

            (viii) the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage; and

            (ix) for each Mortgage Loan secured by Cooperative Stock (other than with respect to any Mortgage Loan secured by Cooperative Stock purchased by the Seller from Wells Fargo Bank, N.A.), the originals of the following documents or instruments:

                   (A) The Cooperative Stock Certificate;

                   (B) The stock power executed in blank;

                   (C) The executed Cooperative Lease;

                   (D) The executed Recognition Agreement;

                   (E) The executed assignment of Recognition Agreement, if any;

                   (F) The executed UCC-1 financing statement with evidence of recording thereon; and

                   (G) Executed UCC-3 financing statements or other appropriate
               UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

provided, however, that on the Closing Date, with respect to item (iii), if an Assignment of Mortgage is required to be recorded as set forth below, the Depositor has delivered to the Trustee or a Custodian on behalf of the Trustee, as the case may be, a copy of such Assignment of Mortgage in blank rather than in the name of the Trustee and has caused the applicable Servicer to retain the completed Assignment of Mortgage for recording as described below, unless such Mortgage has been recorded in the name of MERS or its designee. In addition, if the Depositor is unable to deliver or cause the delivery of any original Mortgage Note due to the loss of such original Mortgage Note, the Depositor may deliver a copy of such Mortgage Note, together with a lost note affidavit, and shall thereby be deemed to have satisfied the document delivery requirements of this Section 2.01(b).

            If in connection with any Mortgage Loans, the Depositor cannot deliver (A) the Mortgage, (B) all interim recorded assignments, (C) all assumption, modification, consolidation or extension agreements, if any, or (D) the lender's title policy, if any, (together with all riders thereto), if applicable, satisfying the requirements of clause (ii), (iii), (iv) or (v) above, respectively, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause (ii), (iii) or (iv) above, or because the title policy, if applicable, has not been delivered to any of the related Servicer, the Seller or the Depositor, as applicable, by the applicable title insurer, if any, in the case of clause (v) above, the Depositor shall promptly deliver or cause to be delivered to the Trustee or a Custodian on behalf of the Trustee, as the case may be, in the case of clause (ii), (iii) or (iv) above, such Mortgage, such interim assignment or such assumption, modification, consolidation or extension agreement, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, but in no event shall any such delivery of any such documents or instruments be made later than one (1) year following the Closing Date, unless, in the case of clause (ii), (iii) or (iv) above, there has been a continuing delay at the applicable recording office or, in the case of clause (v), there has been a continuing delay at the applicable insurer and the Depositor has delivered an Officer's Certificate to such effect to the Trustee. The Depositor shall forward or cause to be forwarded to the Trustee or a Custodian, on behalf of the Trustee, as the case may be, (1) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and (2) any other documents required to be delivered by the Depositor, or the applicable Servicer to the Trustee or a Custodian on the Trustee's behalf, as the case may be. In the event that the original Mortgage is not delivered and in connection with the payment in full of the related Mortgage Loan the public recording office requires the presentation of a "lost instruments affidavit and indemnity" or any equivalent document, because only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the Depositor shall prepare, execute and deliver or cause to be prepared, executed and delivered, on behalf of the Trust, such a document to the public recording office.

            Upon discovery by the Depositor or notice from Wells Fargo
Bank, the Master Servicer, the Trustee or Securities Administrator that a Document Transfer Event has occurred, the Depositor shall, with respect to Mortgage Loans purchased by the Seller from Wells Fargo Bank, deliver or cause to be delivered to the Trustee or the Custodian, on behalf of the Trustee, within 60 days copies (which may be in electronic form mutually agreed upon by the Depositor and the Trustee) of the following additional documents or instruments to the Mortgage File with respect to each such Mortgage Loan; provided, however, that originals of such documents or instruments shall be delivered to the Trustee or a Custodian, as applicable, if originals are required under the law in which the related Mortgaged Property is located in order to exercise all remedies available to the Trust under applicable law following default by the related Mortgagor:

            (1) other than if the related Mortgage has been recorded in the name of MERS or its designee, originals of all interim recorded assignments of such mortgage or a copy of such interim assignments certified by the Depositor as being a true and complete copy of the original recorded intervening assignments of Mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates);

            (2) the original or a certified copy of the lender's title insurance policy;

            (3) the original Mortgage with evidence of recording thereon, and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon or, if such Mortgage or power of attorney has been submitted for recording but has not been returned from the applicable public recording office, has been lost or is not otherwise available, a copy of such Mortgage or power of attorney, as the case may be, certified to be a true and complete copy of the original submitted for recording; and

            (4) for each Mortgage Loan secured by Cooperative Stock, the originals of the following documents or instruments:

               (A) The Cooperative Stock Certificate;

               (B) The stock power executed in blank;

               (C) The executed Cooperative Lease;

               (D) The executed Recognition Agreement;

               (E) The executed assignment of Recognition Agreement, if any;

               (F) The executed UCC-1 financing statement with evidence of recording thereon; and

               (G) Executed UCC-3 financing statements or other appropriate UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

            With respect to each Mortgage Loan, as promptly as practicable subsequent to such transfer and assignment, the Master Servicer shall (except for any Mortgage which has been recorded in the name of MERS or its designee) enforce the obligations of the related Servicer pursuant to the related Servicing Agreement to (I) cause each Assignment of Mortgage to be in proper form for recording in the appropriate public office for real property records within the time period required in the applicable Servicing Agreement and (II) at the Depositor's expense, cause to be delivered for recording in the appropriate public office for real property records the Assignments of the Mortgages to the Trustee, except that, with respect to any Assignment of a Mortgage as to which the related Servicer has not received the information required to prepare such assignment in recordable form, such Servicer's obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in accordance with the applicable Servicing Agreement.

            No recording of an Assignment of Mortgage will be required in a state if either (i) the Depositor furnishes to the Trustee and the Securities Administrator an unqualified Opinion of Counsel reasonably acceptable to the Trustee and the Securities Administrator to the effect that recordation of such assignment is not necessary under applicable state law to preserve the Trustee's interest in the related Mortgage Loan against the claim of any subsequent transferee of such Mortgage Loan or any successor to, or creditor of, the Depositor or the originator of such Mortgage Loan or (ii) the recordation of an Assignment of Mortgage in such state is not required by any Rating Agency in order to obtain the initial ratings on the Certificates on the Closing Date. Exhibit J attached hereto sets forth the list of all states where recordation is required by any Rating Agency to obtain the initial ratings of the Certificates. The Securities Administrator, the Trustee and the Custodian may rely and shall be protected in relying upon the information contained in such Exhibit J.

            In the case of Mortgage Loans that have been prepaid in full as of the Closing Date, the Depositor, in lieu of delivering the above documents to the Trustee, or a Custodian on the Trustee's behalf, will cause the applicable Servicer to remit to the Master Servicer for deposit in the Master Servicer Custodial Account the portion of such payment that is required to be deposited in the such account pursuant to Section 3.09.

            Section 2.02 Acceptance by the Trustee or Custodian of the Mortgage Loans and Mortgage Certificates. Subject to the provisions of the following paragraph, the Trustee declares that it, or a Custodian as its agent, will hold the documents referred to in Section 2.01 and the other documents delivered to it or a Custodian as its agent, as the case may be, constituting the Mortgage Files, and that it or the Securities Administrator on behalf of the Trustee will hold such other assets as are included in the Trust Estate delivered to it, including the Mortgage Certificates, in trust for the exclusive use and benefit of all present and future Certificateholders. Upon execution and delivery of this document, the Trustee shall deliver or cause a Custodian to deliver to the Depositor and the Master Servicer a certification in the form attached hereto as Exhibit K-1 (the "Initial Mortgage Loan Certification") to the effect that, except as may be specified in a list of exceptions attached thereto, such Person has received the original Mortgage Note relating to each of the Mortgage Loans for which such Person is acting as Custodian listed on the Mortgage Loan Schedule. The Securities Administrator shall deliver to the Trustee and the Depositor a certification attached hereto as Exhibit K-2 (the "Initial Mortgage Certificate Certification") to the effect that the Depositor has caused the records of the Depository to reflect the Securities Administrator as the beneficial owner of the Mortgage Certificates listed on the Mortgage Certificate Schedule.

            Within 90 days after the execution and delivery of this Agreement, the Trustee shall review, or cause a Custodian, on behalf of the Trustee, to review, the Mortgage Files in such Person's possession, and shall deliver, no later than 30 days after completion of such review, to the Depositor and the Master Servicer a certification in the form attached hereto as Exhibit L (the "Final Certification") to the effect that, as to each Mortgage Loan for which it is acting as Custodian listed in the Mortgage Loan Schedule, except as may be specified in a list of exceptions attached to such Final Certification, such Mortgage File contains all of the items required to be delivered pursuant to
Section 2.01(b). In performing any such review, the Trustee and any Custodian may conclusively rely on the purported genuineness of any such document and any signature thereon.

            If, in the course of such review, the Trustee or a Custodian finds any document constituting a part of a Mortgage File which does not meet the requirements of Section 2.01 or is omitted from such Mortgage File, the Trustee shall promptly notify or shall cause a Custodian promptly to notify, as the case may be (and in no event more than 30 days after completion of the review), the Master Servicer and the Depositor. To the extent such defect materially adversely affects the value of the Mortgage Loan or the interests of the Certificateholders therein, the Depositor hereby covenants and agrees that it will promptly correct or cure such defect within 90 days from the date it was so notified of such defect and, if the Depositor does not correct or cure such defect within such period, the Depositor will purchase such Mortgage Loan from the Trust at the Purchase Price for such Mortgage Loan.

            If the Depositor, the Master Servicer, the Securities Administrator, the Trustee or a Custodian discovers a breach by a Servicer or the Seller of any representation, warranty or covenant under the Servicing Agreements or the Mortgage Loan Purchase Agreement in respect of any Mortgage Loan and such breach materially adversely affects the interest of the Certificateholders in the related Mortgage Loan (provided that any such breach that causes the Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code shall be deemed to materially and adversely affect the interests of the Certificateholders), then such party shall promptly so notify or cause a Custodian to promptly so notify the Master Servicer, the Seller, such Servicer and the Depositor of such breach and request that the applicable Servicer or the Seller, as applicable, cure such breach within 90 days of its discovery or its receipt of notice of such breach. If the Seller or the applicable Servicer, as the case may be, does not cure such breach in all material respects during such period, the Trustee shall enforce the applicable Servicer's or Seller's obligation, as the case may be, under the applicable Servicing Agreement or the Mortgage Loan Purchase Agreement, as applicable, and cause the applicable Servicer or Seller, as applicable, to either (a) if so provided for in the applicable Servicing Agreement or the Mortgage Loan Purchase Agreement, as applicable, substitute for the related Mortgage Loan a Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth below or (b) purchase such Mortgage Loan from the Trust at the Purchase Price for such Mortgage Loan; provided, however, that in no event shall such a substitution occur more than two (2) years from the Closing Date; provided, further, that such substitution or repurchase must occur within 90 days of when such defect was discovered if such defect will cause the Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code.

            It is understood that the scope of the Trustee and a Custodian's review of the Mortgage Files is limited solely to confirming that the documents listed in Section 2.01 have been received and further confirming that any and all documents delivered pursuant to Section 2.01 appear on their face to have been executed and relate to the applicable Mortgage Loans identified in the Mortgage Loan Schedule based solely upon the review of items (i) and (xi) in the definition of Mortgage Loan Schedule. Neither the Trustee nor any Custodian shall have any responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction.

            In the event of a discovery of a breach of any representation or warranty of a Servicer or the Seller, the Trustee shall enforce the rights of the Trust under the Servicing Agreements and the Mortgage Loan Purchase Agreement for the benefit of the Certificateholders. In the event of a breach of the representations or warranties with respect to the Mortgage Loans set forth in a Servicing Agreement, the Trustee shall enforce the right of the Trust to be indemnified for such breach of representation or warranty. In addition, if a breach of a representation with respect to a Mortgage Loan set forth in clauses
(k) or (o) of paragraph 3 or clauses (f) or (oo) of paragraph 4 of the Mortgage Loan Purchase Agreement occurs as a result of a violation of an applicable predatory or abusive lending law, the Trustee shall enforce the right of the Trust to reimbursement by the Seller for all costs or damages incurred by the Trust as a result of the violation of such law (such amount, the "Reimbursement Amount"), but in the case of a breach of a representation set forth in clauses
(k) or (o) of paragraph 3 of the Mortgage Loan Purchase Agreement, only to the extent the applicable Servicer does not so reimburse the Trust. It is understood and agreed that, except for any indemnification provided in the Servicing Agreements and the payment of any Reimbursement Amount, the obligation of a Servicer or the Seller to cure, to repurchase (or if so provided for in the applicable Servicing Agreement or the Mortgage Loan Purchase Agreement, to substitute for) any Mortgage Loan as to which a document is missing, a material defect in a constituent document exists or as to which such a breach has occurred and is continuing shall constitute the sole remedy against a Servicer or the Seller in respect of such omission, defect or breach available to the Trustee on behalf of the Certificateholders.

            With respect to the representations and warranties relating to the Mortgage Loans set forth in the Mortgage Loan Purchase Agreement that are made to the best of the Seller's knowledge or as to which the Seller had no knowledge, if it is discovered by the Depositor, the Master Servicer or the Trustee that the substance of such representation or warranty is inaccurate and such inaccuracy materially and adversely affects the interest of the Certificateholders in the related Mortgage Loan then, notwithstanding the Seller's lack of knowledge with respect to the substance of such representation or warranty being inaccurate as the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

            It is understood and agreed that the representations and warranties relating to the Mortgage Loans set forth in the Mortgage Loan Purchase Agreement shall survive delivery of the Mortgage Files to the Trustee or a Custodian and shall inure to the benefit of the Certificateholders notwithstanding any restrictive or qualified endorsement or assignment. It is understood and agreed that the obligations of the Seller set forth in this Section 2.02 to cure, substitute for or repurchase a Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement constitute the sole remedies available to the Certificateholders and to the Trustee on their behalf respecting a breach of the representations and warranties contained in the Mortgage Loan Purchase Agreement.

            The representations and warranties of each Servicer with respect to the applicable Mortgage Loans in the related Servicing Agreement, which have been assigned to the Trustee hereunder, were made as of the date specified in such Servicing Agreement. To the extent that any fact, condition or event with respect to a Mortgage Loan constitutes a breach of both (i) a representation or warranty of a Servicer under the related Servicing Agreement and (ii) a representation or warranty of the Seller under the Mortgage Loan Purchase Agreement, the only right or remedy of the Trustee or of any Certificateholder shall be the Trustee's right to enforce the obligations of the applicable Servicer under any applicable representation or warranty made by it. The Trustee acknowledges that the Seller shall have no obligation or liability with respect to any breach of a representation or warranty made by it with respect to the Mortgage Loans if the fact, condition or event constituting such breach also constitutes a breach of a representation or warranty made by the applicable Servicer in the applicable Servicing Agreement, without regard to whether such Servicer fulfills its contractual obligations in respect of such representation or warranty. The Trustee further acknowledges that the Depositor shall have no obligation or liability with respect to any breach of any representation or warranty with respect to the Mortgage Loans under any circumstances.

            With respect to each Substitute Mortgage Loan, the Seller or the related Servicer (to the extent required in the related Servicing Agreement), as applicable, shall deliver to the Trustee (or a Custodian on behalf of the Trustee), for the benefit of the Certificateholders, the Mortgage Note, the Mortgage, the related Assignment of Mortgage (except for any Mortgage which has been recorded in the name of MERS or its designee), and such other documents and agreements as are otherwise required by Section 2.01, with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01. No substitution is permitted to be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to any such Substitute Mortgage Loan in the month of substitution shall not be part of the Trust Estate. For the month of substitution, distributions to Certificateholders will include the Monthly Payment due for such month on any Defective Mortgage Loan for which the Seller or a Servicer has substituted a Substitute Mortgage Loan.

            The Master Servicer shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of each Mortgage Loan that has become a Defective Mortgage Loan and the substitution of the Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule to the Securities Administrator, the Trustee and any Custodian. Upon such substitution of a Mortgage Loan by the Seller or a Servicer, each Substitute Mortgage Loan shall be subject to the terms of this Agreement in all respects, and the Seller shall be deemed to have made to the Trustee with respect to such Substitute Mortgage Loan, as of the date of substitution, the representations and warranties made pursuant to paragraph 4 of the Mortgage Loan Purchase Agreement (with respect to each Mortgage Loan substituted by the Seller) and the representations and warranties made pursuant to paragraph 3 of the Mortgage Loan Purchase Agreement (with respect to each Mortgage Loan substituted by a Servicer). Upon any such substitution and the deposit to the Master Servicer Custodial Account of any required Substitution Adjustment Amount (as described in the next paragraph) and receipt by the Trustee of a Request for Release, the Trustee shall release, or shall direct a Custodian to release, the Mortgage File relating to such Defective Mortgage Loan to the Seller or the related Servicer, as applicable, and shall execute and deliver at the Seller's or related Servicer's direction, as applicable, such instruments of transfer or assignment prepared by the Seller or the related Servicer, as applicable, without recourse, as shall be necessary to vest title in the Seller or the related Servicer or its designee to the Trustee's interest in any Defective Mortgage Loan substituted for pursuant to this Section 2.02.

            For any month in which the Seller or a Servicer substitutes one or more Substitute Mortgage Loans for one or more Defective Mortgage Loans, the amount (if any) by which the aggregate principal balance of all such Substitute Mortgage Loans substituted by the Seller or a Servicer, as applicable, as of the date of substitution is less than the aggregate Stated Principal Balance of all such Defective Mortgage Loans substituted by the Seller or such Servicer or (after application of the principal portion of the Monthly Payments due in the month of substitution) (the "Substitution Adjustment Amount") plus an amount equal to the aggregate of any unreimbursed Advances with respect to such Defective Mortgage Loans shall be remitted by the Seller or the related Servicer (to the extent required by the related Servicing Agreement), as applicable, to the Master Servicer for deposit to the Master Servicer Custodial Account on or before the 18th day of the month succeeding the calendar month during which the related Mortgage Loan is required to be purchased or replaced hereunder.

            The Trustee shall retain or shall cause a Custodian to retain, as applicable, possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth herein. The Master Servicer shall cause to be promptly delivered to the Trustee or the Custodian on behalf of the Trustee, as the case may be, upon the execution or, in the case of documents requiring recording, receipt thereof, the originals of such other documents or instruments constituting the Mortgage File as come into the Master Servicer's possession from time to time.

            The Trustee or a Custodian, on behalf of the Trustee, shall be under no duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face or (ii) to determine whether any Mortgage File should include any of the documents specified in Section 2.01(b)(iv), (vi), (vii), (viii) and (ix). In connection with making the certifications required hereunder, to the extent a title search or opinion of counsel had been provided in lieu of a title policy for any Mortgage Loan, the Trustee or a Custodian on its behalf, as applicable, shall only be responsible for confirming that a title search or opinion of counsel has been provided for such Mortgage Loan.

            Within 90 days of its discovery or its receipt of notice of breach of a representation relating to the Mortgage Certificates in Section 2.04, the Depositor shall cure such breach in all material respects or shall repurchase each affected Mortgage Certificate from the Trustee at a price equal to the sum of (i) the Mortgage Certificate Principal Balance for such Mortgage Certificate as of the next Distribution Date and (ii) one month's interest on such Mortgage Certificate Principal Balance at the then-applicable Mortgage Certificate Rate for such Mortgage Certificate. The purchase price for any repurchased Mortgage Certificates shall be deposited by the Securities Administrator in the Certificate Account. It is understood and agreed that the obligation of the Depositor to repurchase any Mortgage Certificates as to which a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders of Group 2 Certificates or the Trustee on behalf of the Certificateholders.

            Section 2.03 Representations, Warranties and Covenants of the Master Servicer. (a) The Master Servicer hereby makes the following representations and warranties to the Depositor, the Securities Administrator and the Trustee, as of the Closing Date:

            (i) The Master Servicer is a national banking association duly chartered and validly existing in good standing under the laws of the United States of America and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each of the states where a Mortgaged Property securing a Mortgage Loan is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Master Servicer. The Master Servicer has power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Master Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized. This Agreement, assuming due authorization, execution and delivery by the other parties hereto, evidences the valid, binding and enforceable obligation of the Master Servicer, subject to applicable law except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law. All requisite corporate action has been taken by the Master Servicer to make this Agreement valid and binding upon the Master Servicer in accordance with its terms.

            (ii) No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over the Master Servicer is required or, if required, such consent, approval, authorization or order has been or will, prior to the Closing Date, be obtained.

            (iii) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Master Servicer and will not result in the breach of any term or provision of the charter or by-laws of the Master Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the Master Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Master Servicer or its property is subject.

            (iv) There is no action, suit, proceeding or investigation pending or, to the best knowledge of the Master Servicer, threatened against the Master Servicer which, either individually or in the aggregate, would result in any material adverse change in the business, operations, financial condition, properties or assets of the Master Servicer, or in any material impairment of the right or ability of the Master Servicer to carry on its business substantially as now conducted or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Master Servicer contemplated herein, or which would materially impair the ability of the Master Servicer to perform under the terms of this Agreement.

            The representations and warranties made pursuant to this Section
2.03 shall survive delivery of the respective Mortgage Files to the Trustee for the benefit of the Certificateholders.

            Section 2.04 Representations and Warranties as to the Mortgage Loans and the Mortgage Certificates. The Depositor hereby represents and warrants to the Trustee with respect to the Mortgage Loans or each Mortgage Loan, as the case may be, and with respect to the Mortgage Certificates or each Mortgage Certificate, as the case may be, as of the date hereof or such other date set forth herein that as of the Closing Date:

            (i) Immediately prior to the transfer and assignment contemplated herein, the Depositor was the sole owner and holder of the Mortgage Loans and the Mortgage Certificates. The Mortgage Loans and the Mortgage Certificates were not assigned or pledged by the Depositor and the Depositor had good and marketable title thereto, and the Depositor had full right to transfer and sell the Mortgage Loans and the Mortgage Certificates to the Trustee free and clear of any encumbrance, participation interest, lien, equity, pledge, claim or security interest and had full right and authority subject to no interest or participation in, or agreement with any other party to sell or otherwise transfer the Mortgage Loans or the Mortgage Certificates.

            (ii) As of the Closing Date, the Depositor has transferred all right, title and interest in the Mortgage Loans and the Mortgage Certificates to the Trustee on behalf of the Trust.

            (iii) As of the Closing Date, the Depositor has not transferred the Mortgage Loans or the Mortgage Certificates to the Trustee on behalf of the Trust with any intent to hinder, delay or defraud any of its creditors.

            It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the respective Mortgage Files to the Trustee or the Custodian and shall survive delivery of the Mortgage Certificates to the Securities Administrator on behalf of the Trustee and shall inure to the benefit of the Trustee, notwithstanding any restrictive or qualified endorsement or assignment.

            Section 2.05 Designation of Interests in the REMICs. The Securities Administrator hereby designates the Classes of Senior Certificates (other than the Class A-1/2, Class 1-A-R and Class 1-A-LR Certificates) and the Classes of Subordinate Certificates and each Component as "regular interests" and the Class 1-A-R Certificate as the sole class of "residual interest" in the Upper-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively. The Securities Administrator hereby further designates the Uncertificated Lower-Tier Interests as classes of "regular interests" and the Class 1-A-LR Certificate as the sole class of "residual interest" in the Lower-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively.

            Section 2.06 Designation of Start-up Day. The Closing Date is hereby designated as the "start-up day" of each of the Upper-Tier REMIC and Lower-Tier REMIC within the meaning of Section 860G(a)(9) of the Code.

            Section 2.07 REMIC Certificate Maturity Date. Solely for purposes of satisfying Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" of the regular interests in the Upper-Tier REMIC and the Lower-Tier REMIC is June 25, 2035.

            Section 2.08 Execution and Delivery of Certificates. The Securities Administrator (i) acknowledges the issuance of and hereby declares that it holds the Uncertificated Lower-Tier Interests and the Mortgage Certificates on behalf of the Upper-Tier REMIC and the Certificateholders and (ii) has executed and delivered to or upon the order of the Depositor, in exchange for the Mortgage Loans, the Mortgage Certificates and Uncertificated Lower-Tier Interests, together with all other assets included in the definition of "Trust Estate," receipt of which is hereby acknowledged, the Certificates in authorized denominations which evidence ownership of the entire Trust Estate.

                                  ARTICLE III

                       ADMINISTRATION AND MASTER SERVICING
                                OF MORTGAGE LOANS

            Section 3.01 Master Servicing of the Mortgage Loans. For and on behalf of the Certificateholders, the Master Servicer shall supervise, monitor and oversee the obligations of the Servicers to service and administer their respective Mortgage Loans in accordance with the terms of the applicable Servicing Agreement and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing and administration. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with this Agreement, subject to the prior sentence, and with Customary Servicing Procedures. Furthermore, the Master Servicer shall oversee and consult with each Servicer as necessary from time-to-time to carry out the Master Servicer's obligations hereunder, shall receive, review and evaluate all reports, information and other data provided to the Master Servicer by each Servicer and shall cause each Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by such Servicer under the applicable Servicing Agreement. The Master Servicer shall independently and separately monitor each Servicer's servicing activities with respect to each related Mortgage Loan, reconcile the results of such monitoring with such information provided in the previous sentence on a monthly basis and coordinate corrective adjustments to the Servicers' and the Master Servicer's records, and based on such reconciled and corrected information, prepare the Master Servicer's Certificate and any other information and statements required hereunder. The Master Servicer shall reconcile the results of its Mortgage Loan monitoring with the actual remittances of the Servicers to the Master Servicer Custodial Account pursuant to the applicable Servicing Agreements.

            Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Master Servicer shall enforce the obligations of the Servicers to collect all payments due under the terms and provisions of the Mortgage Loans when the same shall become due and payable to the extent such procedures shall be consistent with the applicable Servicing Agreement.

            The relationship of the Master Servicer (and of any successor to the Master Servicer as master servicer under this Agreement) to the Trustee and the Securities Administrator under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

            Section 3.02 Monitoring of Servicers. (a) The Master Servicer shall be responsible for reporting to the Trustee, the Securities Administrator and the Depositor the compliance by each Servicer with its duties under the related Servicing Agreement. In the review of each Servicer's activities, the Master Servicer may rely upon an officer's certificate of the Servicer with regard to such Servicer's compliance with the terms of its Servicing Agreement. In the event that the Master Servicer, in its judgment, determines that a Servicer should be terminated in accordance with its Servicing Agreement, or that a notice should be sent pursuant to such Servicing Agreement with respect to the occurrence of an event that, unless cured, would constitute grounds for such termination, the Master Servicer shall notify the Depositor, the Securities Administrator and the Trustee thereof and the Master Servicer shall issue such notice or take such other action as it deems appropriate.

            (b) The Master Servicer, for the benefit of the Trustee and the Certificateholders, shall enforce the obligations of each Servicer under the related Servicing Agreement, and shall, in the event that a Servicer fails to perform its obligations in accordance with the related Servicing Agreement, subject to the preceding paragraph, terminate the rights and obligations of such Servicer thereunder and act as successor Servicer of the related Mortgage Loans under the applicable Servicing Agreement (except, in the case of the termination of Wells Fargo Bank as a Servicer under the Wells Fargo Servicing Agreement, the Trustee shall either act as successor Servicer or shall appoint a successor Servicer of the related Mortgage Loans under the Wells Fargo Servicing Agreement) or cause the Trustee to enter in to a new Servicing Agreement with a successor Servicer selected by the Master Servicer (except, in the case of the Wells Fargo Servicing Agreement, the Trustee shall select the successor Servicer); provided, however, it is understood and acknowledged by the parties hereto that there will be a period of transition (not to exceed 90 days) before the actual servicing functions can be fully transferred to such successor Servicer. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Servicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Master Servicer and Trustee, as applicable, shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans or
(ii) from a specific recovery of costs, expenses or attorneys fees against the party whom such enforcement is directed, provided that the Master Servicer and the Trustee, as applicable, shall not be required to prosecute or defend any legal action except to the extent that the Master Servicer or the Trustee, as applicable, shall have received reasonable indemnity for its costs and expenses in pursuing such action.

            (c) To the extent that the costs and expenses of the Master Servicer or the Trustee, as applicable, related to any termination of a Servicer, appointment of a successor Servicer or the transfer and assumption of servicing by the Master Servicer or the Trustee, as applicable, with respect to any Servicing Agreement (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of the Servicer as a result of an Event of Default by such Servicer and (ii) all costs and expenses associated with the complete transfer of servicing, including all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor Servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor Servicer to service the Mortgage Loans in accordance with the related Servicing Agreement) are not fully and timely reimbursed by the terminated Servicer, the Master Servicer (except in the case of the termination of Wells Fargo Bank as a Servicer) or the Trustee, as applicable, shall be entitled to reimbursement of such costs and expenses from the Master Servicer Custodial Account; provided that if such Servicing Transfer Costs are ultimately reimbursed by the terminated Servicer, then the Master Servicer or the Trustee, as applicable, shall remit such amounts that are reimbursed by the terminated Servicer to the Master Servicer Custodial Account.

            (d) The Master Servicer shall require each Servicer to comply with the remittance requirements and other obligations set forth in the related Servicing Agreement.

            (e) If the Master Servicer acts as Servicer, it will not assume liability for the representations and warranties of the Servicer, if any, that it replaces.

            Section 3.03 Fidelity Bond; Errors and Omissions Insurance. The Master Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage on all officers, employees or other persons involved in the performance of its obligations as Master Servicer hereunder. These policies must insure the Master Servicer against losses resulting from dishonest or fraudulent acts committed by the Master Servicer's personnel, any employees of outside firms that provide data processing services for the Master Servicer, and temporary contract employees or student interns. No provision of this Section 3.03 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Master Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by FNMA in the FNMA Servicing Guide or by FHLMC in the FHLMC Sellers' & Servicers' Guide, as amended or restated from time to time, or in an amount as may be permitted to the Master Servicer by express waiver of FNMA or FHLMC. In the event that any such policy or bond ceases to be in effect, the Master Servicer shall obtain a comparable replacement policy or bond from an insurer or issuer, meeting the requirements set forth above as of the date of such replacement.

            Section 3.04 Access to Certain Documentation. The Master Servicer shall provide, and the Master Servicer shall cause each Servicer to provide in accordance with the related Servicing Agreement, to the OCC, the OTS, the FDIC and to comparable regulatory authorities supervising Holders of Certificates and the examiners and supervisory agents of the OCC, the OTS, the FDIC and such other authorities, access to the documentation required by applicable regulations of the OCC, the OTS, the FDIC and such other authorities with respect to the Mortgage Loans. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Master Servicer and the related Servicer. In fulfilling such request for access, the Master Servicer shall not be responsible to determine the sufficiency of any information provided by such Servicer. Nothing in this Section 3.04 shall limit the obligation of the Master Servicer and the related Servicer to observe any applicable law and the failure of the Master Servicer or the related Servicer to provide access as provided in this
Section 3.04 as a result of such obligation shall not constitute a breach of this Section 3.04.

            Section 3.05 Maintenance of Primary Mortgage Insurance Policy; Claims. (a) The Master Servicer shall not take, or permit any Servicer (to the extent such action is prohibited under the applicable Servicing Agreement) to take, any action that would result in noncoverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of such the Master Servicer or Servicer, would have been covered thereunder. The Master Servicer shall use its best reasonable efforts to cause each Servicer (to the extent required under the related Servicing Agreement) to keep in force and effect (to the extent that the Mortgage Loan requires the Mortgagor to maintain such insurance), primary mortgage insurance applicable to each Mortgage Loan in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable. The Master Servicer shall not, and shall not permit any Servicer (to the extent required under the related Servicing Agreement) to, cancel or refuse to renew any such Primary Mortgage Insurance Policy that is in effect at the date of the initial issuance of the Mortgage Note and is required to be kept in force hereunder except in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable.

            (b) The Master Servicer agrees to present, or to cause each Servicer (to the extent required under the related Servicing Agreement) to present, on behalf of the Trustee and the Certificateholders, claims to the insurer under any Primary Mortgage Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Sections 3.08 and 3.09, any amounts collected by the Master Servicer or any Servicer under any Primary Mortgage Insurance Policies shall be deposited in the Master Servicer Custodial Account, subject to withdrawal pursuant to Section 3.11.

            Section 3.06 Rights of the Depositor, the Securities Administrator and the Trustee in Respect of the Master Servicer. The Depositor may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. None of the Securities Administrator, the Trustee or the Depositor shall have any responsibility or liability for any action or failure to act by none of the Master Servicer and the Securities Administrator, the Trustee or the Depositor shall be obligated to supervise the performance of the Master Servicer hereunder or otherwise.

            Section 3.07 Trustee to Act as Master Servicer. In the event the Master Servicer or any successor master servicer shall for any reason no longer be the Master Servicer hereunder (including by reason of an Event of Default), the Trustee as trustee hereunder shall within 90 days of such time, assume, if it so elects, or shall appoint a successor Master Servicer to assume, all of the rights and obligations of the Master Servicer hereunder arising thereafter. Any such assumption shall be subject to Sections 7.02 and 8.05.

            The predecessor Master Servicer at its expense shall, upon request of the Trustee, deliver to the assuming party all master servicing documents and records and an accounting of amounts collected or held by the Master Servicer, and shall transfer control of the Master Servicer Custodial Account and any investment accounts to the successor Master Servicer, and otherwise use its best efforts to effect the orderly and efficient transfer of its rights and duties as Master Servicer hereunder to the assuming party. The Trustee shall be entitled to be reimbursed from the predecessor Master Servicer (or the Trust if the predecessor Master Servicer is unable to fulfill such obligations) for all Master Servicing Transfer Costs.

            Section 3.08 Servicer Custodial Accounts and Escrow Accounts. The Master Servicer shall enforce the obligation of each Servicer to establish and maintain a Servicer Custodial Account in accordance with the applicable Servicing Agreement, with records to be kept with respect thereto on a loan by loan basis, into which accounts shall be deposited within 48 hours (or as of such other time specified in the related Servicing Agreement) of receipt all collections of principal and interest on any Mortgage Loan and all collections with respect to any REO Property received by a Servicer, including Principal Prepayments, Insurance Proceeds, Compensating Interest, Liquidation Proceeds, Recoveries and Advances made from the Servicer's own funds (less servicing compensation as permitted by the applicable Servicing Agreement in the case of any Servicer) and all other amounts to be deposited in the Servicer Custodial Account. The Master Servicer is hereby authorized to make withdrawals from and deposits to the related Servicer Custodial Account for purposes required or permitted by this Agreement.

            To the extent required by the related Servicing Agreement and by the related Mortgage Note and not violative of current law, the Master Servicer shall enforce the obligation of each Servicer to establish and maintain one or more escrow accounts (for each Servicer, collectively, the "Escrow Account") and deposit and retain therein all collections from the Mortgagors (or Advances by such Servicer) for the payment of taxes, assessments, hazard insurance premiums or comparable items for the account of the Mortgagors. Nothing herein shall require the Master Servicer to compel a Servicer to establish an Escrow Account in violation of applicable law.

Section 3.09 Collection of Mortgage Loan Payments; Collection of Distributions on Mortgage Certificates; Master Servicer Custodial Accounts and Certificate Account. (a) Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Master Servicer shall enforce the obligations of the Servicers to collect all payments due under the terms and provisions of the Mortgage Loans when the same shall become due and payable to the extent such procedures shall be consistent with the applicable Servicing Agreement.

            (b) The Securities Administrator shall use all reasonable efforts to collect all distributions due with respect to the Mortgage Certificates and, consistent with such efforts, follow such normal and customary procedures as it deems necessary or desirable. If the Securities Administrator shall not have received a distribution with respect to the Mortgage Certificates by the second Business Day after the date on which such distribution was due and payable pursuant to the terms of the Mortgage Certificates and the applicable Governing Agreement, the Securities Administrator shall notify the Certificateholders of the Group 2 Certificates and the Class A-1/2 Certificates, request such payment as promptly as possible in accordance with applicable law and shall, subject to the second to last sentence of this paragraph, take such legal action as directed by the Holders of such Certificates entitled to at least 51% of the aggregate Voting Rights of all Group 2 Certificates and the Class A-1/2 Certificates. The reasonable legal fees and expenses incurred by the Securities Administrator in connection with the prosecution of any such legal action shall be reimbursable to the Securities Administrator out of the proceeds of any such action and shall be retained by the Securities Administrator prior to the deposit of any remaining proceeds in the Certificate Account pending distribution thereof to the Certificateholders in accordance with Section 5.03 hereof. In the event that the Securities Administrator has reason to believe that the proceeds of any such legal action may be insufficient to reimburse it for its projected legal fees and expenses, the Securities Administrator shall notify the related Certificateholders that it is not obligated to pursue any such available remedies unless adequate indemnity for its legal fees and expenses is provided by the related Certificateholders. In the event any such indemnity is provided to the Securities Administrator, the Securities Administrator shall take such action as shall be directed by the Holders of the Group 2 Certificates and the Class A-1/2 Certificates entitled to at least 51% of the aggregate Voting Rights of all Group 2 Certificates and the Class A-1/2 Certificates.

            (c) The Securities Administrator shall establish and maintain the Certificate Account, which shall be deemed to consist of three sub-accounts and into which (i) the Master Servicer will deposit on or prior to 11:00 a.m. New York time, on each Distribution Date (or, if the Securities Administrator is no longer the same Person as, or an Affiliate of, the Master Servicer, the Business Day preceding each Distribution Date) all amounts on deposit in the Master Servicer Custodial Account for distribution to Certificateholders and (ii) the Securities Administrator shall deposit, upon receipt, all amounts received with respect to Mortgage Certificates.

            (d) The Master Servicer shall establish and maintain the Master Servicer Custodial Account, which shall be an Eligible Account and which may be deemed to be a sub-account of the Certificate Account for so long as the Master Servicer and the Securities Administrator are the same Person. The Master Servicer shall, promptly upon receipt, deposit in the Master Servicer Custodial Account and retain therein any amounts which are required to be deposited in the Master Servicer Custodial Account by the Master Servicer.

            (e) On a daily basis within one (1) Business Day of receipt (except as otherwise specifically provided herein), the Master Servicer shall deposit or cause to be deposited the following payments and collections remitted to the Master Servicer by each Servicer from its respective Servicer Custodial Account pursuant to the related Servicing Agreement or otherwise or received by the Master Servicer in respect of the Mortgage Loans subsequent to the Cut-Off Date (other than in respect of principal and interest due on the Mortgage Loans on or before the Cut-Off Date) and the following amounts required to be deposited hereunder:

            (i) all payments on account of principal of the Mortgage Loans, including Principal Prepayments;

            (ii) all payments on account of interest on the Mortgage Loans, net of the related Servicing Fee;

            (iii) (A) all Insurance Proceeds and Liquidation Proceeds, other than Insurance Proceeds to be (1) applied to the restoration or repair of the Mortgaged Property, (2) released to the Mortgagor in accordance with Customary Servicing Procedures or (3) required to be deposited to an Escrow Account pursuant to Section 3.08 and (B) any Insurance Proceeds released from an Escrow Account;

            (iv) any amount required to be deposited by the Master Servicer pursuant to Section 3.09(f) in connection with any losses on Permitted Investments with respect to the Master Servicer Custodial Account;

            (v) any amounts relating to REO Property required to be remitted by the applicable Servicer;

            (vi) Periodic Advances made by the applicable Servicer pursuant to the related Servicing Agreement (or, if applicable, by the Master Servicer or the Trustee pursuant to Section 3.21) and any Compensating Interest paid by the applicable Servicer pursuant to the related Servicing Agreement;

            (vii) all Purchase Prices, all Substitution Adjustment Amounts and all Reimbursement Amounts to the extent received by the Servicer;

            (viii) any Recoveries; and

            (ix) any other amounts required to be deposited hereunder.

            If the Master Servicer shall deposit any amount not required to be deposited, it may at any time withdraw such amount from the Master Servicer Custodial Account, any provision herein to the contrary notwithstanding. All funds required to be deposited in the Master Servicer Custodial Accounts shall be held by the Master Servicer in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with
Section 3.11.

            (f) Each institution at which the Master Servicer Custodial Account is maintained shall invest the funds therein as directed in writing by the Master Servicer in Permitted Investments, which shall mature not later than the Business Day next preceding the Distribution Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Distribution Date) and, in each case, shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All Master Servicer Custodial Account Reinvestment Income shall be for the benefit of the Master Servicer as part of its master servicing compensation and shall be remitted to the Master Servicer monthly as provided herein. The amount of any losses realized in the Master Servicer Custodial Account incurred in any such account in respect of any such investments shall promptly be deposited by the Master Servicer from its own funds in the Master Servicer Custodial Account.

            (g) Each institution at which the Certificate Account is maintained shall invest the funds therein if directed in writing by the Securities Administrator in Permitted Investments that are obligations of the institution that maintains the Certificate Account, which shall mature on the Distribution Date and shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All income and gains net of any losses realized since the preceding Distribution Date from Permitted Investments of funds in the Certificate Account shall be for the benefit of the Securities Administrator as additional compensation and the amount of any losses realized in the Certificate Account in respect of any such Permitted Investments shall promptly be deposited by the Securities Administrator from its own funds in the Certificate Account. Notwithstanding the foregoing, all amounts on deposit in the Certificate Account relating to the Mortgage Certificates shall be held uninvested.

            (h) The Master Servicer shall give notice to the Depositor, the Trustee, the Securities Administrator and the Rating Agencies of any proposed change of location of the Master Servicer Custodial Account not later than 30 days after and not more that 45 days prior to any change thereof. The Securities Administrator shall give notice to the Depositor, the Trustee, the Master Servicer and the Rating Agencies of any proposed change of the location of the Certificate Account maintained by the Securities Administrator not later than 30 days after and not more than 45 days prior to any change thereof. The creation of the Master Servicer Custodial Account and the Certificate Account shall be evidenced by a certification substantially in the form attached hereto as Exhibit F.

            (i) The Securities Administrator shall designate the Upper-Tier Certificate Sub-Account as a sub-account of the Certificate Account. On each Distribution Date, the Securities Administrator shall from funds available on deposit in the Certificate Account, be deemed to deposit into the Upper-Tier Certificate Sub-Account, the Lower-Tier Distribution Amount and all amounts received in respect of the Mortgage Certificates.

            Section 3.10 Access to Certain Documentation and Information Regarding the Mortgage Loans The Master Servicer shall afford and shall enforce the obligation of the Servicers to afford the Securities Administrator and the Trustee reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Master Servicer or the applicable Servicer.

            Section 3.11 Permitted Withdrawals from the Certificate Account and the Master Servicer Custodial Account. (a) The Securities Administrator shall withdraw funds from the Certificate Account for distributions to Certificateholders in the manner specified in this Agreement. In addition, the Master Servicer may from time to time make withdrawals from the Master Servicer Custodial Account for the following purposes:

            (i) to pay to the Servicers (to the extent not previously retained by them), the Servicing Fee to which they are entitled pursuant to the Servicing Agreements and to pay itself any Master Servicer Custodial Account Reinvestment Income;

            (ii) to pay to the Securities Administrator and the Trustee any amounts due to the Securities Administrator and the Trustee under this Agreement (including, but not limited to, the Securities Administrator Fee and all amounts provided for under Section 9.11, other than the amounts provided for in the first sentence of Section 9.11);

            (iii) to reimburse the Servicers (or, if applicable, itself or the Trustee) for unreimbursed Advances made pursuant to the related Servicing Agreement (or in the case of itself or the Trustee, pursuant to Section 3.21), such right of reimbursement pursuant to this clause
        (iii) being limited first to amounts received on the Mortgage Loans serviced by such Servicer in respect of which any such Advance was made and then limited to amounts received on all the Mortgage Loans serviced by such Servicer (or, if applicable, the Master Servicer or the Trustee);

            (iv) to reimburse the Servicers (or, if applicable, itself or the Trustee) for any Nonrecoverable Advance previously made, such right of reimbursement pursuant to this clause (iv) being limited first to amounts received on the Mortgage Loans in respect of which such Nonrecoverable Advance was made and then limited to amounts received on all the Mortgage Loans serviced by such Servicer (of, if applicable, the Master Servicer or the Trustee);

            (v) to reimburse the Servicers for Insured Expenses from the related Insurance Proceeds;

            (vi) to pay to the purchaser, with respect to each Mortgage Loan or REO Property that has been purchased pursuant to Section 2.02 or 3.15(f), all amounts received thereon after the date of such purchase;

            (vii) to reimburse itself or the Depositor for expenses incurred by either of them and reimbursable pursuant to this Agreement, including but not limited to, Section 3.02 and Section 7.03;

            (viii) to withdraw any amount deposited in the Master Servicer Custodial Account and not required to be deposited therein; and

            (ix) to clear and terminate the Master Servicer Custodial Account upon termination of this Agreement pursuant to Section 10.01.

If the Master Servicer shall remit to the Securities Administrator any amount not required to be remitted, it may at any time direct the Securities Administrator to withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering an Officer's Certificate to the Securities Administrator which describes the amounts remitted in error to the Securities Administrator for deposit to the Certificate Account.

            (b) On each Distribution Date, funds on deposit in the Certificate Account and deemed to be on deposit in the Upper-Tier Certificate Sub-Account shall be used to make payments on the Regular Certificates, the Components and the Class 1-A-R Certificate as provided in Sections 5.01 and 5.02. The Certificate Account shall be cleared and terminated upon termination of this Agreement pursuant to Section 10.01.

            Section 3.12 Maintenance of Hazard Insurance and Other Insurance. For each Mortgage Loan, the Master Servicer shall enforce any obligation of the Servicers under the related Servicing Agreements to maintain or cause to be maintained fire, flood and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located in accordance with the related Servicing Agreements. It is understood and agreed that such insurance provided for in this Section 3.12 shall be with insurers meeting the eligibility requirements set forth in the applicable Servicing Agreement and that no earthquake or other additional insurance is to be required of any Mortgagor or to be maintained on property acquired in respect of a defaulted loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

            Pursuant to Sections 3.08 and 3.09, any amounts collected by the Master Servicer, or by any Servicer, under any insurance policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or released to the Mortgagor in accordance with the applicable Servicing Agreement) shall be deposited into the Master Servicer Custodial Account, subject to withdrawal pursuant to Sections 3.09 and 3.11. Any cost incurred by the Master Servicer or any Servicer in maintaining any such insurance if the Mortgagor defaults in its obligation to do so shall be added to the amount owing under the Mortgage Loan where the terms of the Mortgage Loan so permit; provided, however, that the addition of any such cost shall not be taken into account for purposes of calculating the distributions to be made to Certificateholders and shall be recoverable by the Master Servicer or such Servicer pursuant to Sections 3.08 and 3.09.

            Section 3.13 Presentment of Claims and Collection of Proceeds. The Master Servicer shall (to the extent provided in the applicable Servicing Agreement) cause the related Servicer to prepare and present on behalf of the Trustee and the Certificateholders all claims under the Insurance Policies and take such actions (including the negotiation, settlement, compromise or enforcement of the insured's claim) as shall be necessary to realize recovery under such policies. Any proceeds disbursed to the Master Servicer (or disbursed to a Servicer and remitted to the Master Servicer) in respect of such policies, bonds or contracts shall be promptly deposited in the Master Servicer Custodial Account upon receipt, except that any amounts realized that are to be applied to the repair or restoration of the related Mortgaged Property as a condition precedent to the presentation of claims on the related Mortgage Loan to the insurer under any applicable Insurance Policy need not be so deposited (or remitted).

            Section 3.14 Enforcement of Due-On-Sale Clauses; Assumption Agreements. To the extent provided in the applicable Servicing Agreement and to the extent Mortgage Loans contain enforceable due-on-sale clauses, the Master Servicer shall cause the Servicers to enforce such clauses in accordance with the applicable Servicing Agreement. If applicable law prohibits the enforcement of a due-on-sale clause or such clause is otherwise not enforced in accordance with the applicable Servicing Agreement, and, as a consequence, a Mortgage Loan is assumed, the original Mortgagor may be released from liability in accordance with the applicable Servicing Agreement.

            Section 3.15 Realization Upon Defaulted Mortgage Loans; REO Property. (a) The Master Servicer shall cause each Servicer (to the extent required under the related Servicing Agreement) to foreclose upon or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments, all in accordance with the applicable Servicing Agreement.

            (b) With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trust for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders. The Master Servicer shall enforce the obligation of the Servicers, to the extent provided in the applicable Servicing Agreement, to (i) cause the name of the Trust to be placed on the title to such REO Property and (ii) ensure that the title to such REO Property references this Agreement. The Master Servicer shall, to the extent provided in the applicable Servicing Agreement, cause the applicable Servicer to sell any REO Property as expeditiously as possible and in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable. Pursuant to its efforts to sell such REO Property, the Master Servicer shall cause the applicable Servicer to protect and conserve such REO Property in the manner and to the extent required by the applicable Servicing Agreement, subject to the REMIC Provisions. In the event that the Trust Estate acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer shall enforce the obligation of the related Servicer to dispose of such Mortgaged Property within the time period specified in the applicable Servicing Agreement, but in any event within three years after the acquisition by the Servicer for the Trust (such period, the "REO Disposition Period") unless (i) the Servicer provides to the Trustee, the Master Servicer and the Securities Administrator an Opinion of Counsel to the effect that the holding by the Trust of such Mortgaged Property subsequent to the close of the third calendar year after its acquisition will not result in the imposition of taxes on "prohibited transactions" of the Trust as defined in Section 860F of the Code or under the law of any state in which real property securing a Mortgage Loan owned by the Trust is located or cause any Trust REMIC to fail to qualify as a REMIC for federal income tax purposes or for state tax purposes under the laws of any state in which real property securing a Mortgage Loan owned by the Trust is located at any time that any Certificates are outstanding or (ii) the Servicer shall have applied for and received an extension of such period from the Internal Revenue Service, in which case the Trust Estate may continue to hold such Mortgaged Property for the period of such extension.

            (c) The Master Servicer shall, to the extent required by the related Servicing Agreement, cause the applicable Servicer to deposit all funds collected and received in connection with the operation of any REO Property in the related Servicer Custodial Account.

            (d) The applicable Servicer, upon the final disposition of any REO Property, shall be entitled to reimbursement for any related unreimbursed Advances and other unreimbursed advances as well as any unpaid Servicing Fees from Liquidation Proceeds received in connection with the final disposition of such REO Property; provided that any such unreimbursed Advances as well as any unpaid Servicing Fees may be reimbursed or paid, as the case may be, prior to final disposition, out of any net rental income or other net amounts derived from such REO Property.

            (e) The Liquidation Proceeds from the final disposition of the REO Property, net of any payment to the applicable Servicer as provided above shall be deposited in the related Servicer Custodial Account on or prior to the Determination Date in the month following receipt thereof and be remitted by wire transfer in immediately available funds to the Master Servicer for deposit into the Master Servicer Custodial Account.

            Notwithstanding any other provision of this Agreement, the Master Servicer shall not permit any Mortgaged Property acquired by the Trust to be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code,
(ii) result in the receipt by any REMIC of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions or (iii) subject any REMIC created hereunder to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the Master Servicer or related Servicer, as applicable, has agreed to indemnify and hold harmless the Trust with respect to the imposition of any such taxes.

            Notwithstanding any other provision of this Agreement, the Master Servicer and the Securities Administrator, as applicable, shall comply with all federal withholding requirements with respect to payments to Certificateholders of interest or original issue discount that the Master Servicer or the Securities Administrator reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for any such withholding. Without limiting the foregoing, the Master Servicer agrees that it will not withhold with respect to payments of interest or original issue discount in the case of a Certificateholder that has furnished or caused to be furnished an effective Form W-8 or an acceptable substitute form or a successor form and who is not a "10 percent shareholder" within the meaning of Code Section 871(h)(3)(B) or a "controlled foreign corporation" described in Code Section 881(c)(3)(C) with respect to the Trust or the Depositor. In the event the Securities Administrator withholds any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Securities Administrator shall indicate the amount withheld to such Certificateholder.

            (f) On the 2nd Business Day prior to the related Distribution Date, the Master Servicer shall notify the Depositor of any Mortgage Loan which is 180 days or more delinquent. The Depositor shall be entitled, at its option, to repurchase any such delinquent Mortgage Loan from the Trust Estate if in the Depositor's judgment, the default is not likely to be cured by the Mortgagor. The purchase price for any such Mortgage Loan shall be 100% of the unpaid principal balance of such Mortgage Loan plus accrued interest thereon at the Mortgage Interest Rate through the last day of the month in which such repurchase occurs. The Depositor shall notify the related Servicer and the Master Servicer of its intent to repurchase such Mortgage Loan. Upon the receipt of such purchase price, the Master Servicer shall provide to the Trustee the notification required by Section 3.16 and the Trustee or the Custodian shall promptly release to the Depositor the Mortgage File relating to the Mortgage Loan being repurchased.

            Section 3.16 Trustee to Cooperate; Release of Mortgage Files. Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer or the related Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer or the related Servicer will immediately notify the Trustee (or, at the direction of the Trustee, the Custodian) by delivering, or causing to be delivered, two copies (one of which will be returned to the related Servicer with the Mortgage File) of a Request for Release (which may be delivered in an electronic format acceptable to the Trustee and the Master Servicer or the related Servicer). Upon receipt of such request, the Trustee or the Custodian, as applicable, shall within seven (7) Business Days release the related Mortgage File to the Master Servicer or the related Servicer. The Trustee shall at the Master Servicer's or the related Servicer's direction execute and deliver to the Master Servicer or the related Servicer the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage relating to the Mortgage Loan, in each case provided by the Master Servicer or the related Servicer, together with the Mortgage Note with written evidence of cancellation thereon. If the Mortgage has been recorded in the name of MERS or its designee, the Master Servicer shall enforce the applicable Servicer's obligation under the related Servicing Agreement take all necessary action to reflect the release of the Mortgage on the records of MERS. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor of the Mortgage Loan.

            From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose collection under any Primary Mortgage Insurance Policy, any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Trustee or the Custodian, as applicable, shall, upon delivery to the Trustee (or, at the direction of the Trustee, the Custodian) of a Request for Release signed by a Master Servicing Officer or a Servicing Officer, release the Mortgage File within seven (7) Business Days to the Master Servicer or the related Servicer. Subject to the further limitations set forth below, the Master Servicer or the applicable Servicer shall cause the Mortgage Files so released to be returned to the Trustee or the Custodian, as applicable, when the need therefor no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the Servicer Custodial Account, in which case such Servicer shall deliver to the Trustee or the Custodian, as applicable, a Request for Release, signed by a Servicing Officer.

            If the Master Servicer or any related Servicer at any time seeks to initiate a foreclosure proceeding in respect of any Mortgaged Property as authorized by this Agreement or the Servicing Agreement, the Master Servicer or any related Servicer shall deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

            Section 3.17 Documents, Records and Funds in Possession of the Master Servicer to be Held for the Trustee Notwithstanding any other provisions of this Agreement, the Master Servicer shall cause each Servicer to transmit to the Trustee (or the Custodian on behalf of the Trustee) as required by this Agreement and the Servicing Agreements all documents and instruments in respect of a Mortgage Loan coming into the possession of the Servicer from time to time and shall account fully to the Trustee for any funds received by the Master Servicer or the related Servicer or which otherwise are collected by the Master Servicer or the related Servicer as Liquidation Proceeds, Recoveries or Insurance Proceeds in respect of any Mortgage Loan. All Mortgage Files and funds collected or held by, or under the control of, the Master Servicer or the related Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the Master Servicer Custodial Account or any Servicer Custodial Account, shall be held by the Master Servicer or the related Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement and the related Servicing Agreement. The Master Servicer also agrees that it shall not, and shall enforce any requirement under the related Servicing Agreement that the related Servicer shall not, knowingly create, incur or subject any Mortgage File or any funds that are deposited in any Master Servicer Custodial Account, any Servicer Custodial Account, the Certificate Account or any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance created by the Master Servicer or Servicer, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Master Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Master Servicer under this Agreement.

            Section 3.18 Master Servicer Compensation. As compensation for its services hereunder, the Master Servicer shall be entitled to a fee in an amount agreed upon between the Master Servicer and the Securities Administrator, payable by the Securities Administrator out of its own funds and not out of any funds of the Trust Estate. The Master Servicer shall also be entitled to additional compensation in the form of the Master Servicer Custodial Account Reinvestment Income. The Master Servicer shall be required to pay all expenses incurred by it in connection with its master servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

            Section 3.19 Annual Statement as to Compliance. The Master Servicer shall deliver to the Securities Administrator (and the Securities Administrator will forward to the Trustee and each Rating Agency), no later than March 15 following the end of each calendar year commencing with March 2006, an Officer's Certificate, signed by two officers of the Master Servicer, stating, as to the signers thereof, that (a) a review of the activities of the Master Servicer during the preceding calendar year and of the performance of the Master Servicer under this Agreement or similar agreements has been made under such officer's supervision, and (b) to the best of such officer's knowledge, based on such review, the Master Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

            In addition, the Master Servicer shall enforce each Servicer's obligation under the related Servicing Agreement to provide a similar statement to the Securities Administrator relating to compliance with the related Servicing Agreement.

            Section 3.20 Annual Independent Public Accountants' Servicing Statement; Financial Statements The Master Servicer shall enforce each Servicer's obligation under the related Servicing Agreement to provide a report to the Securities Administrator, as required to be provided each year pursuant to each Servicing Agreement, prepared by a firm of independent public accountants (who may also render other services to such Servicer or any affiliate thereof) which is a member of the American Institute of Certified Public Accountants to the effect that such firm has, with respect to such Servicer's overall servicing operations, examined such operations in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers, and stating such firm's conclusions relating thereto.

            Section 3.21 Advances. The Master Servicer shall enforce the obligations of each Servicer to make a Periodic Advance in accordance with the applicable Servicing Agreement. A Servicer shall be entitled to be reimbursed from the Master Servicer Custodial Account for all Advances of its own funds made pursuant to the related Servicing Agreement. Based upon information set forth in the servicer reports, the Master Servicer shall inform the Securities Administrator of the amount of the Periodic Advance to be made by a Servicer on each applicable Advance Date no later than the related Remittance Date. If a Servicer fails to make any required Periodic Advance pursuant to the related Servicing Agreement, the Master Servicer shall (i) unless the Master Servicer determines that such Periodic Advance would not be recoverable in its good faith business judgment, make such Periodic Advance not later than the Business Day preceding the related Distribution Date and (ii) to the extent such failure leads to the termination of the Servicer and until such time as a successor Servicer is appointed, continue to make Periodic Advances required pursuant to the related Servicing Agreement for any Distribution Date, within the same time frame set forth in (i) above, unless the Master Servicer determines (to the extent provided in the related Servicing Agreement) that such Periodic Advance would not be recoverable; provided that if the Servicer that fails to make such Periodic Advance is Wells Fargo Bank, the Trustee shall have such obligation to make such Periodic Advance set forth in this paragraph.

            Section 3.22 Reports to the Securities and Exchange Commission. (a) The Securities Administrator and the Master Servicer shall reasonably cooperate with the Depositor in connection with the Trust's satisfying its reporting requirements under the Exchange Act. Without limiting the generality of the foregoing, the Securities Administrator shall prepare on behalf of the Trust any monthly Current Reports on Form 8-K (each, a "Monthly Form 8-K") and Annual Reports on Form 10-K (each, a "Form 10-K") customary for similar securities as required by the Exchange Act and the rules and regulations of the Securities and Exchange Commission thereunder, and the Securities Administrator shall sign and file (via the Securities and Exchange Commission's Electronic Data Gathering and Retrieval System) such Forms (other than any Annual Report on Form 10-K, which shall be signed by the Depositor) on behalf of the Trust. Notwithstanding the previous sentence, the Depositor shall file the Monthly Form 8-K in connection with the filing of this Agreement.

            (b) Each Monthly Form 8-K shall be filed by the Securities Administrator within 15 days after each Distribution Date, including a copy of the monthly statement to Certificateholders delivered pursuant to Section 5.06(b) (each, a "Distribution Date Statement") for such Distribution Date as an exhibit thereto and also including a copy of the Mortgage Certificate Distribution Date Statement and updated collateral information provided to the Securities Administrator by the Depositor with respect to each Mortgage Certificate as an exhibit thereto. On or prior to March 30th of each year (or such earlier date as may be required by the Exchange Act and the rules and regulations of the Securities and Exchange Commission), commencing in the calendar year following the date of this Agreement, the Securities Administrator shall file a Form 10-K, in substance as required by applicable law or applicable Securities and Exchange Commission staff's interpretations. Such Form 10-K shall include as exhibits the Master Servicer's and each Servicer's annual statement of compliance described under Section 3.19 and the accountant's reports referenced under Section 3.20, in each case, to the extent they have been timely delivered to the Securities Administrator. If they are not so timely delivered, the Securities Administrator shall file an amended Form 10-K including such documents as exhibits reasonably promptly after they are delivered to the Securities Administrator. The Securities Administrator shall have no liability with respect to any failure to properly prepare or file such periodic reports resulting from or relating to the Securities Administrator's inability or failure to obtain any information not resulting from its own negligence, willful misconduct or bad faith. The Form 10-K shall also include a certification in the form attached hereto as Exhibit M (the "Certification"), which shall be signed by a senior officer of the Depositor. The Depositor shall deliver the Certification to the Securities Administrator five (5) Business Days prior to the latest date on which the Form 10-K may be timely filed. The Securities Administrator, the Depositor and the Master Servicer shall reasonably cooperate to enable the Securities and Exchange Commission's requirements with respect to the Trust to be met in the event that the Securities and Exchange Commission's issues additional interpretive guidelines or promulgates rules or regulations, or in the event of any other change of law that would require reporting arrangements or the allocation of responsibilities with respect thereto, as described in this Section 3.22, to be conducted or allocated in a different manner.

            (c) Prior to the latest date on which the Form 10-K may be timely filed each year, the Securities Administrator shall sign and deliver to the Depositor a certification (in the form attached hereto as Exhibit N-1) and the Master Servicer shall sign and deliver to the Depositor a certification (in the form attached hereto as Exhibit N-2) for the benefit of the Depositor and its officers, directors and affiliates (provided, however, that neither the Securities Administrator nor the Master Servicer shall undertake an analysis of any accountants' report attached as an exhibit to the Form 10-K). In addition, the Securities Administrator and Master Servicer shall indemnify and hold harmless the Depositor, each person, if any, who "controls" the Depositor within the meaning of the 1933 Act, as amended and their respective officers, directors, agents and affiliates (collectively, the "Depositor Indemnified Parties") from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon any inaccuracy in the certification provided by the Securities Administrator and Master Servicer pursuant to this
Section 3.22(c), any breach by the Securities Administrator or the Master Servicer or any of their officers, directors, agents or affiliates of their obligations under this Section 3.22(c) or any material misstatements or omission contained in the certification delivered pursuant to this Section 3.22(c) or the Securities Administrator's or Master Servicer's negligence, bad faith or willful misconduct in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Depositor Indemnified Parties, then each of the Securities Administrator and Master Servicer agrees that it shall contribute to the amount paid or payable by such Depostior Indemnified Parties as a result of the losses, claims, damages or liabilities of such Depositor Indemnified Parties in such proportion as is appropriate to reflect the relative fault of such Depositor Indemnified Parties on the one hand and the Securities Administrator and Master Servicer on the other in connection with a breach of the Securities Administrator's or Master Servicer's obligations under this Section 3.22(c), any material misstatement or omission contained in the certification delivered pursuant to this Section 3.22(c) or the Securities Administrator's or Master Servicer's negligence, bad faith or willful misconduct in connection therewith.

            (d) Prior to the latest date on which the Form 10-K may be timely filed each year, the Master Servicer shall enforce the obligation of each Servicer to provide the certification required pursuant to each of the Servicing Agreements.

            (e) Upon any filing with the Securities and Exchange Commission, the Securities Administrator shall promptly deliver to the Depositor a copy of any such executed report, statement or information.

            (f) The obligations set forth in paragraphs (a) through (e) of this Section shall only apply with respect to periods for which the Securities Administrator is obligated to file reports on Form 8-K or 10-K pursuant to paragraph (b) of this Section. Upon request of the Depositor, the Securities Administrator shall prepare, execute and file with the Securities and Exchange Commission a Form 15 Suspension Notification with respect to the Trust.

            Section 3.23 Maintenance of the Rounding Account; Collections Thereunder. On or prior to the Closing Date, the Securities Administrator shall establish a separate account (the "Rounding Account") with respect to the Special Retail Certificates, and Banc of America Securities LLC shall deposit $999.99 into the Rounding Account. The Securities Administrator shall maintain such account to provide, if needed, the Rounding Amount (defined below) on any Distribution Date.

            If, on any Distribution Date, the Securities Administrator determines that amounts are available out of (i) the Group 1 Pool Distribution Amount (after giving effect to the repayment of any funds withdrawn from the Rounding Account on prior Distribution Dates which have not been repaid) for distributions of principal on the Class 1-A-5 Certificates, and the aggregate amount allocable to such distributions of principal is not an amount equal to an integral multiple of $1,000, the Securities Administrator shall withdraw from the Rounding Account an amount which, when added to the amount allocable to such distributions of principal, would be an integral multiple of $1,000 (the "Rounding Amount"). On each Distribution Date prior to the date on which any Realized Loss would decrease the Class Certificate Balance of the Class 1-A-5 Certificates, with respect to which the Securities Administrator determines that amounts are available out of the Group 1 Pool Distribution Amount for distributions of principal on the Class 1-A-5 Certificates, the aggregate amount allocable to such Certificates will be applied first to repay any funds withdrawn from the Rounding Account on prior Distribution Dates which have not been repaid.

            Any amounts withdrawn by the Securities Administrator from the Rounding Account shall be deposited in the Certificate Account for distribution to the Holders of the Special Retail Certificates as described in the preceding paragraph.

            On or promptly after the date on which any Realized Loss would decrease the Class Certificate Balance of the Class 1-A-5 Certificates or the Class Certificate Balance thereof is reduced to zero, the Securities Administrator shall remit to Banc of America Securities LLC any amounts remaining in the Rounding Account.

            Amounts on deposit in the Rounding Account shall not be invested.

            The Rounding Account established hereunder shall be an "outside reserve fund" as defined in Section 1.860G-2(h) of the Treasury Regulations, and in that regard (A) the Rounding Account shall be an outside reserve fund and not an asset of any of the Upper-Tier REMIC or the Lower-Tier REMIC, (B) the Rounding Account shall be owned for federal tax purposes by Banc of America Securities LLC and Banc of America Securities LLC shall report all amounts of income, deduction, gain or loss accruing therefrom, and (C) amounts transferred by the Lower-Tier REMIC to the Rounding Account shall be treated for all federal tax purposes as distributed by the Lower-Tier REMIC to Banc of America Securities LLC.

                                   ARTICLE IV

   MASTER SERVICER'S CERTIFICATE AND MORTGAGE CERTIFICATE DISTRIBUTION DATE
                                   STATEMENTS

            Section 4.01 Master Servicer's Certificate; Mortgage Certificate Distribution Date Statements. Each month, not later than 12:00 noon Eastern time on the 18th calendar day of such month (or if such day is not a Business Day, the following Business Day), the Master Servicer shall deliver to the Securities Administrator, a Master Servicer's Certificate based solely on the information provided by the Servicers (in substance and format mutually acceptable to the Master Servicer and the Securities Administrator) certified by a Master Servicing Officer setting forth the information necessary in order for the Securities Administrator to perform its obligations under this Agreement. The Securities Administrator may conclusively rely upon the information contained in a Master Servicer's Certificate delivered by the Master Servicer for all purposes hereunder and shall have no duty to verify or re-compute any of the information contained therein. In addition, upon receipt of the Mortgage Certificate Distribution Date Statements with respect to each Mortgage Certificate Distribution Date, the Securities Administrator shall promptly calculate the amount of distributions for Group 2 set forth in Section 5.04.

                                   ARTICLE V

                PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;
                              REMIC ADMINISTRATION

            Section 5.01 Distributions. On each Distribution Date, based solely on the information in the Master Servicer's Certificate and the Mortgage Certificate Distribution Date Statements, the Securities Administrator shall distribute out of the Certificate Account (to the extent funds are available therein), to each Certificateholder of record on the related Record Date (other than as provided in Section 10.01 respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or
(b) upon written request by the Holder of a Certificate (other than a Residual Certificate), by wire transfer or by such other means of payment as such Certificateholder and the Securities Administrator shall agree upon, such Certificateholder's Percentage Interest in the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth below in
Section 5.02 or Section 5.04, as applicable.

            None of the Holders of any Class of Certificates, the Depositor, the Master Servicer, the Securities Administrator or the Trustee shall in any way be responsible or liable to Holders of any Class of Certificates in respect of amounts properly previously distributed on any such Class.

            Amounts   distributed   with   respect   to  any   Class  of
Certificates shall be applied first to the distribution of interest thereon and then to principal thereon.

            Section 5.02 Priorities of Distributions for Group 1. (a) On each Distribution Date, the Securities Administrator shall withdraw from the Certificate Account (to the extent funds are available therein) (1) to the extent not previously paid, the amounts payable to the Securities Administrator and the Trustee pursuant to Section 3.11(a) and shall pay such funds to itself and the Trustee, as applicable, and (2) based solely on the information contained in the Master Servicer's Certificate, the Group 1 Pool Distribution Amount (after the payment of the Servicing Fees and the Securities Administrator Fees for such Mortgage Loans and expenses and indemnities reimbursable pursuant to this Agreement, in each case to the extent not previously retained by or distributed to a Servicer, the Securities Administrator, the Master Servicer or the Trustee), and shall apply such funds first, to distributions in respect of the Uncertificated Lower-Tier Interests as specified in Section 5.14 and to the Class 1-A-LR Certificate, and then to distributions to the Group 1 Certificates, the Class 1-A-1/2 Component and the Subordinate Certificates in the following order of priority and to the extent of such funds:

            (i) to each Class of interest-bearing Group 1 Senior Certificates and the Class 1-A-1/2 Component, an amount allocable to interest equal to the Group 1 Interest Distribution Amount for such Class or the Component Interest Distribution Amount for such Component and any shortfall being allocated among such Classes or Component in proportion to the amount of the Group 1 Interest Distribution Amount or Component Interest Distribution Amount, as applicable, that would have been distributed in the absence of such shortfall;

            (ii) concurrently, to (a) each Class of Group 1 Senior Certificates (other than the Class 30-PO Certificates) and the Class 1-A-1/2 Component and (b) the Class 30-PO Certificates, pro rata, based on their Group 1 Senior Principal Distribution Amount and PO Principal Amount, respectively, (A) to the Group 1 Senior Certificates (other than the Class 30-PO Certificates) and the Class 1-A-1/2 Component, in an aggregate amount up to the Group 1 Senior Principal Distribution Amount, such distribution to be allocated among such Classes and Component in accordance with Section 5.02(b) and (B) to the Class 30-PO Certificates in an aggregate amount up to the PO Principal Amount;

            (iii) to the Class 30-PO Certificates, any Class PO Deferred Amount (after giving effect to the distribution to such Class 30-PO Certificates of the Class PO Recovery), up to the Subordinate Principal Distribution Amount from amounts otherwise distributable, first to the Class B-6 Certificates pursuant to clause (iv)(L) below, second to the Class B-5 Certificates, pursuant to clause (iv)(J) below, third to the Class B-4 Certificates, pursuant to clause (iv)(H) below, fourth to the Class B-3 Certificates, pursuant to clause (iv)(F) below, fifth to the Class B-2 Certificates, pursuant to clause (iv)(D) below and finally to the Class B-1 Certificates, pursuant to clause (iv)(B) below;

            (iv) to each Class of Subordinate Certificates, subject to paragraph
      (d) below, in the following order of priority:

                  (A) to the Class B-1 Certificates, an amount allocable to
            interest equal to the Group 1 Interest Distribution Amount for such Class for such Distribution Date;

                  (B) to the Class B-1 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (C) to the Class B-2 Certificates, an amount allocable to
            interest equal to the Group 1 Interest Distribution Amount for such Class for such Distribution Date;

                  (D) to the Class B-2 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (E) to the Class B-3 Certificates, an amount allocable to
            interest equal to the Group 1 Interest Distribution Amount for such Class for such Distribution Date;

                  (F) to the Class B-3 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (G) to the Class B-4 Certificates, an amount allocable to
            interest equal to the Group 1 Interest Distribution Amount for such Class for such Distribution Date;

                  (H) to the Class B-4 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (I) to the Class B-5 Certificates, an amount allocable to
            interest equal to the Group 1 Interest Distribution Amount for such Class for such Distribution Date;

                  (J) to the Class B-5 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (K) to the Class B-6 Certificates, an amount allocable to
            interest equal to the Group 1 Interest Distribution Amount for such Class for such Distribution Date; and

                  (L) to the Class B-6 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (v) to the Holder of the Class 1-A-R Certificate, any amounts remaining in the Upper-Tier Certificate Sub Account and to the Holder of the Class 1-A-LR Certificate, any remaining Group 1 Pool Distribution Amount.

            No Class of Group 1 Certificates or the Class 1-A-1/2 Component will be entitled to any distributions with respect to the amount payable pursuant to clause (ii) of the definition of "Group 1 Interest Distribution Amount" or "Component Interest Distribution Amount" after its Class Certificate Balance, Component Balance or Notional Amount, as the case may be, has been reduced to zero.

            On any Distribution Date, amounts distributed in respect of the Class PO Deferred Amount (including the distribution of the Class PO Recoveries) will not reduce the Class Certificate Balance of the Class 30-PO Certificates.

            All distributions in respect of the Group 1 Interest Distribution Amount for a Class or the Component Interest Distribution Amount for the Class 1-A-1/2 Component will be applied first with respect to the amount payable pursuant to clause (i) of the definition of "Group 1 Interest Distribution Amounts" or "Component Interest Distribution Amount," as applicable, and second with respect to the amount payable pursuant to clause (ii) of such definitions.

            On each Distribution Date, the Securities Administrator shall distribute any Reimbursement Amount sequentially to each Class of Group 1 Certificates or the Component then outstanding which bore the loss to which such Reimbursement Amount relates, beginning with the most senior of such Classes of Certificates or Component, up to, with respect to each Class or Component, the amount of loss borne by such Class or Component. Any Reimbursement Amount remaining after the application described in the preceding sentence shall be included in the Group 1 Pool Distribution Amount.

(b) (i) On each Distribution Date prior to the Senior Credit Support Depletion Date, the amount distributable to the Group 1 Senior Certificates and the Class 1-A-1/2 Component pursuant to Section 5.02(a)(ii)(A) for such Distribution Date, will be distributed, sequentially, as follows:

            first, concurrently, to the Class 1-A-R and Class 1-A-LR Certificates, pro rata, until their Class Certificate Balances have been reduced to zero;

            second, concurrently, as follows:

            (A)    50.04972564%, sequentially, as follows:

                  (i) up to the Group 1 Scheduled Principal Amount for such
            Distribution Date, sequentially, as follows:

                        (a) sequentially, up to the Group 1 PAC Principal
                  Amount, to the Class 1-A-21, Class 1-A-22, Class 1-A-23 and the Class 1-A-24 Certificates, in that order, until their Class Certificate Balances have been reduced to zero;

                        (b) to the Class 1-A-25 Certificates, until their Class
                  Certificate Balance has been reduced to zero; and

                        (c) sequentially, to the Class 1-A-21, Class 1-A-22,
                  Class 1-A-23 and Class 1-A-24 Certificates, in that order, until their Class Certificate Balances have been reduced to zero;

                  (ii) concurrently, as follows:

                        (a) 0.0864979878% to the Class 1-A-1/2 Component, until
                  its Component Balance has been reduced to zero; and

                        (b) 99.9135020122%, concurrently, to the Class 1-A-1,
                  Class 1-A-5, Class 1-A-6 and Class 1-A-7 Certificates, pro rata, until their Class Certificate Balances have been reduced to zero;

                  (iii) sequentially, to the Class 1-A-2, Class 1-A-3 and Class
            1-A-4 Certificates, in that order, until their Class Certificate Balances have been reduced to zero.

                  (iv) sequentially, up to the Group 1 PAC Principal Amount, to the Class 1-A-21, Class 1-A-22, Class 1-A-23 and Class 1-A-24 Certificates, in that order, until their Class Certificate Balances have been reduced to zero;

                  (v) to the Class 1-A-25 Certificates, until their Class
            Certificate Balance has been reduced to zero;

                  (vi) sequentially, to the Class 1-A-21, Class 1-A-22, Class
            1-A-23 and Class 1-A-24 Certificates, in that order, until their Class Certificate Balances have been reduced to zero; and

            (B)    49.95027436%, sequentially, as follows:

                  (i) concurrently, to the Class 1-A-13 and Class 1-A-14
            Certificates, pro rata, up to the Priority Amount for such Distribution Date, until their Class Certificate Balances have been reduced to zero;

                  (ii) concurrently, until the Class Certificate Balance of the
            Class 1-A-15 Certificates has been reduced to zero, concurrently, as follows:

                        (a) 67.8197218064% to the Class 1-A-15 Certificates,
                  until their Class Certificate Balance has been reduced to zero; and

                        (b) 32.1802781936%, concurrently, to the Class 1-A-16
                  and Class 1-A-17 Certificates, pro rata, until their Class Certificate Balances have been reduced to zero; and

                  (iii) concurrently, until the Class Certificate Balances of the Class 1-A-16 and Class 1-A-17 Certificates have been reduced to zero, concurrently, as follows:

                        (a) 32.1802781936%, concurrently, to the Class 1-A-16
                  and Class 1-A-17 Certificates, pro rata, until their Class Certificate Balances have been reduced to zero;

                        (b) 13.6812244562% to the Class 1-A-19 Certificates,
                  until their Class Certificate Balance has been reduced to zero;

                        (c) 13.6812244562% to the Class 1-A-8 Certificates,
                  until their Class Certificate Balance has been reduced to zero; and

                        (d) 40.4572728940% to the Class 1-A-18 Certificates,
                  until their Class Certificate Balance has been reduced to zero; and

                  (iv) concurrently, until the Class Certificate Balance of the
            Class 1-A-8 Certificates have been reduced to zero, concurrently, as follows:

                        (a) 20.17292918905% to the Class 1-A-19 Certificates,
                  until their Class Certificate Balance has been reduced to zero;

                        (b) 20.17292918905% to the Class 1-A-8 Certificates,
                  until their Class Certificate Balance has been reduced to zero; and

                        (c) 59.6541416219% to the Class 1-A-18 Certificates,
                  until their Class Certificate Balance has been reduced to zero; and

                  (v) concurrently, until the Class Certificate Balance of the
            Class 1-A-18 Certificates is equal to 21.12% of its Initial Class Certificate Balance, concurrently, as follows:

                        (a) 20.17292918905% to the Class 1-A-19 Certificates,
                  until their Class Certificate Balance has been reduced to zero;

                        (b) 20.17292918905% to the Class 1-A-9 Certificates,
                  until their Class Certificate Balance has been reduced to zero; and

                        (c) 59.6541416219% to the Class 1-A-18 Certificates,
                  until their Class Certificate Balance has been reduced to zero; and

                  (vi) concurrently, until the Class Certificate Balances of the
            Class 1-A-9 and Class 1-A-19 Certificates have been reduced to zero, concurrently, as follows:

                        (a) 20.17292918905% to the Class 1-A-19 Certificates,
                  until their Class Certificate Balance has been reduced to zero;

                        (b) 20.17292918905% to the Class 1-A-9 Certificates,
                  until their Class Certificate Balance has been reduced to zero;

                        (c) 17.7156756443% to the Class 1-A-18 Certificates,
                  until their Class Certificate Balance has been reduced to zero; and

                        (d) 41.9384659777% to the Class 1-A-10 Certificates,
                  until their Class Certificate Balance has been reduced to zero; and

                  (vii) concurrently, until the Class Certificate Balance of the
            Class 1-A-18 Certificates has been reduced to zero, concurrently, as follows

                        (a) 40.3458583781% to the Class 1-A-20 Certificates,
                  until their Class Certificate Balance has been reduced to zero;

                        (b) 17.71567564430% to the Class 1-A-18 Certificates,
                  until their Class Certificate Balance has been reduced to zero; and

                        (c) 41.93846597770% to the Class 1-A-10 Certificates,
                  until their Class Certificate Balance has been reduced to zero; and

                  (viii) concurrently, until the Class Certificate Balances of the Class 1-A-10 and Class 1-A-20 Certificates have been reduced to zero, concurrently, as follows:

                        (a) 58.0615340223% to the Class 1-A-20 Certificates,
                  until their Class Certificate Balance has been reduced to zero; and

                        (b) 41.9384659777% to the Class 1-A-10 Certificates,
                  until their Class Certificate Balance has been reduced to zero; and

                  (ix) concurrently, to the Class 1-A-13 and Class 1-A-14
            Certificates, pro rata, until their Class Certificate Balances have been reduced to zero.

            On each Distribution Date on or after the Senior Credit Support Depletion Date, notwithstanding the allocation and priority set forth above, the portion of the Group 1 Pool Distribution Amount available to be distributed as principal of the Group 1 Senior Certificates (other than the Class 30-PO Certificates) and the Class 1-A-1/2 Component shall be distributed, concurrently, as principal of such Classes of Group 1 Senior Certificates and the Class 1-A-1/2 Component, pro rata, on the basis of their respective Class Certificate Balances or Component Balance, as applicable, immediately prior to that Distribution Date, until the Class Certificate Balances or Component Balance thereof are reduced to zero.

            The Class 1-A-11, Class 1-A-12 and Class 30-IO Certificates are Interest-Only Certificates and are not entitled to distributions in respect of principal.

            (c) On each Distribution Date, Accrued Certificate Interest for each Class of Group 1 Certificates (other than the Class 30-PO Certificates) and Accrued Component Interest for the Class 1-A-1/2 Component for such Distribution Date shall be reduced by such Class' or Component's pro rata share, based on such Class' Group 1 Interest Distribution Amount or such Component's Component Interest Distribution Date for such Distribution Date, without taking into account the allocation made by this Section 5.02(c), of an amount equal to the sum of (A) Non-Supported Interest Shortfalls, (B) on and after the Senior Credit Support Depletion Date, any other Realized Loss on the Mortgage Loans allocable to interest and (C) Relief Act Reductions incurred on any Mortgage Loans during the Prior Period.

            (d) Notwithstanding the priority and allocation contained in Section 5.02(a)(iv), if with respect to any Class of Subordinate Certificates on any Distribution Date, (i) the aggregate of the Class Certificate Balances immediately prior to such Distribution Date of all Classes of Subordinate Certificates that have a higher numerical Class designation than such Class, divided by (ii) the Pool Stated Principal Balance (Non-PO Portion) immediately prior to such Distribution Date (for each Class, the "Fractional Interest") is less than the Original Fractional Interest for such Class, no distribution of principal will be made to any Classes of Subordinate Certificates junior to such Class (the "Restricted Classes"), and the Class Certificate Balances of the Restricted Classes of Subordinate Certificates will not be used in determining the Pro Rata Share for the Subordinate Certificates that are not Restricted Classes. If the aggregate Class Certificate Balance of the Subordinate Certificates that are not Restricted Classes are reduced to zero, notwithstanding the previous sentence, any funds remaining will be distributed sequentially to the Subordinate Certificates that are Restricted Classes in order of their respective numerical Class designations (beginning with the Class of Subordinate Certificates that is a Restricted Class then outstanding with the lowest numerical Class designation).

            Section 5.03 Priorities of Distributions for Group 2.

            (a) On each Distribution Date, the Securities Administrator shall withdraw from the Certificate Account (to the extent funds are available therein) the Group 2 Interest Distribution Amount and apply it concurrently, to the Group 2 Certificates and Class 2-A-1/2 Component, pro rata, in an amount equal to the aggregate Group 2 Interest Accrual Amount for such Classes and Component.

            (b) On each Distribution Date, the Securities Administrator shall withdraw from the Certificate Account (to the extent funds are available therein) the Group 2 Principal Distribution Amount and apply it sequentially, as follows:

            first, concurrently, up to the Group 2 Aggregate Schedule Principal Amount, as follows:

            (A) 25.00%, sequentially, as follows:

                   (i) to the Class 2-A-1 Certificates up to the Class 2-A-1 PAC
            Principal Amount, until their Class Certificate Balance has been reduced to zero; and

                  (ii) sequentially, to the Class 2-A-2 and Class 2-A-1
            Certificates, in that order, until their Class Certificate Balances have been reduced to zero;

            (B) 75.00%, sequentially, to the Class 2-A-3 and Class 2-A-4 Certificates, in that order, until their Class Certificate Balances have been reduced to zero;

            second, concurrently, as follows:

            (A) 0.0275666917% to the Class 2-A-1/2 Component, until its Component Balance has been reduced to zero; and

            (B) 99.9724333083%, concurrently, to the Class 2-A-5, Class 2-A-6 and Class 2-A-7 Certificates, pro rata, until their Class Certificate Balances have been reduced to zero;

            third, concurrently, as follows:

            (A) 25.00%, sequentially, as follows:

                  (i) to the Class 2-A-1 Certificates up to Class 2-A-1 PAC Principal Amount, until their Class Certificate Balance has been reduced to zero; and

                  (ii) sequentially, to the Class 2-A-2 and Class 2-A-1 Certificates, in that order, until their Class Certificate Balances have been reduced to zero; and

            (B) 75.00%, sequentially, to the Class 2-A-3 and Class 2-A-4 Certificates, in that order, until their Class Certificate Balances have been reduced to zero.

            Section 5.04 Allocation of Losses for Group 1. (a) No later than five (5) Business Days prior to the related Distribution Date, the Master Servicer shall inform the Securities Administrator in writing with respect to each Mortgage Loan: (1) whether any Realized Loss is a Deficient Valuation or a Debt Service Reduction, (2) of the amount of such loss or Deficient Valuation, or of the terms of such Debt Service Reduction and (3) of the total amount of Realized Losses on the Mortgage Loans. Based on such information, the Securities Administrator shall determine the total amount of Realized Losses on the Mortgage Loans with respect to the related Distribution Date. Realized Losses shall be allocated to the Group 1 Certificates and Class 1-A-1/2 Component by a reduction in the Class Certificate Balances of the designated Classes or Component Balance of the Class 1-A-1/2 Component pursuant to the operation of
Section 5.04(b).

            (b) The Class Certificate Balance of the Class 30-PO Certificates shall be reduced on each Distribution Date by the amount, if any, by which the Class Certificate Balance of such Class (after giving effect to the amounts to be distributed as a distribution of principal and the allocation of Realized Losses on such Distribution Date) exceeds the Adjusted Pool Amount (PO Portion) for such Distribution Date.

            The Class Certificate Balance of the Class of Subordinate Certificates then outstanding with the highest numerical Class designation shall be reduced or increased on each Distribution Date by the amount, if any, necessary such that the aggregate of the Class Certificate Balances of all outstanding Classes of Group 1 Certificates (other than the Class 30-PO Certificates) and the Component Balance of the Class 1-A-1/2 Component (after giving effect to the amount to be distributed as a distribution of principal and the allocation of the Class PO Deferred Amount on such Distribution Date) equals the Adjusted Pool Amount (Non-PO Portion) for such Distribution Date.

            After the Senior Credit Support Depletion Date, the Class Certificate Balances of the Group 1 Senior Certificates (other than the Class 30-PO Certificates) and the Component Balance of the Class 1-A-1/2 Component in the aggregate shall be reduced or increased on each Distribution Date by the amount, if any, necessary such that the sum of the aggregate of the Class Certificate Balances of all outstanding Classes of Group 1 Senior Certificates (other than the Class 30-PO Certificates) and the Component Balance of the Class 1-A-1/2 Component (after giving effect to the amount to be distributed as a distribution of principal on such Distribution Date) equals the Adjusted Pool Amount (Non-PO Portion) for such Distribution Date.

            Any such reduction or increase shall be allocated among the Group 1 Senior Certificates (other than the Class 30-PO Certificates) and the Class 1-A-1/2 Component based on the Class Certificate Balances or Component Balance, as the case may be, immediately prior to such Distribution Date until the Class Certificate Balances and Component Balance thereof have been reduced to zero.

            (c) Any reduction or increase in the Class Certificate Balance of a Class of Certificates pursuant to Section 5.04(b) above shall be allocated among the Certificates of such Class in proportion to their respective Percentage Interests.

            (d) The calculation of the amount to be distributed as principal to any Class of Subordinate Certificates with respect to a Distribution Date (the "Calculated Principal Distribution") shall be made prior to the allocation of any Realized Losses for such Distribution Date; provided, however, the actual payment of principal to the Classes of Certificates shall be made subsequent to the allocation of Realized Losses for such Distribution Date. In the event that after the allocation of Realized Losses for a Distribution Date, the Calculated Principal Distribution for a Class of Subordinate Certificates is greater than the Class Certificate Balance of such Class, the excess shall be distributed first, sequentially, to the Classes of Subordinate Certificates then outstanding (beginning with the Class of Subordinate Certificates then outstanding with the lowest numerical designation) until the respective Class Certificate Balance of each such Class is reduced to zero and then to the Senior Certificates of the related Group, pro rata, in accordance with the priorities set forth in Section 5.02.

            (e) After the Senior Credit Support Depletion Date, on any Distribution Date on which the Class 1-A-14 Loss Allocation Amount is greater than zero, the Class Certificate Balance of the Class 1-A-14 Certificates will be reduced by the Class 1-A-14 Loss Allocation Amount and, notwithstanding
Section 5.04(b), the Class Certificate Balance of the Class 1-A-13 Certificates will not be reduced by the Class 1-A-14 Loss Allocation Amount. Any increase in the Class Certificate Balance allocated to the Class 1-A-14 Certificates pursuant to Section 5.04(b) will instead increase the Class Certificate Balance of the Class 1-A-13 Certificates.

            (f) Notwithstanding any other provision of this Section 5.04, no Class Certificate Balance of a Class of Group 1 Certificates and no Component Balance of the Class 1-A-1/2 Component will be increased on any Distribution Date such that the Class Certificate Balance of a Class exceeds its Initial Class Certificate Balance or such that the Component Balance of such Component exceeds its Initial Component Balance less all distributions of principal previously distributed in respect of such Class or Component on prior Distribution Dates (excluding in the case of any Class of Subordinate Certificates any principal otherwise payable to such Class of Subordinate Certificates but used to pay any Class PO Deferred Amount).

            (g) With respect to any Distribution Date, Realized Losses allocated pursuant to this Section 5.04 will be allocated to each Uncertificated Lower-Tier Interest as described in Section 5.14.

            Section 5.05 Allocation of Losses for Group 2.

            (a) With respect to each Distribution Date, the Class Certificate Balances of the Classes of Group 2 Certificates and the Component Balance of the Class 2-A-1/2 Component shall be reduced concurrently, by the Group 2 Realized Loss Shortfall, pro rata, based upon such Class Certificate Balances and Component Balance immediately prior to such Distribution Date.

            With respect to any Distribution Date, Realized Losses allocated pursuant to this Section 5.05 will be allocated to each Uncertificated Lower-Tier Interest as described in Section 5.14.

            (b) On any Distribution Date on which the Class 2-A-7 Loss Allocation Amount is greater than zero, the Class Certificate Balance of the Class 2-A-7 Certificates will be reduced by the Class 2-A-7 Loss Allocation Amount and, notwithstanding Section 5.05(a), the Class Certificate Balance of the Class 2-A-6 Certificates will not be reduced by the Class 2-A-7 Loss Allocation Amount.

            Section 5.06 Statements to Certificateholders. (a) Prior to the Distribution Date in each month, based upon the information provided to the Securities Administrator on the Master Servicer's Certificate delivered to the Securities Administrator pursuant to Section 4.01 and based on information in the Mortgage Certificate Distribution Date Statements, the Securities Administrator shall determine the following information with respect to such Distribution Date:

            (i) for Group 1, the amount allocable to principal, separately identifying the aggregate amount of any Principal Prepayments and Liquidation Proceeds included therein;

            (ii) for Group 2, the Group 2 Principal Distribution Amount for such Distribution Date, separately identifying the amounts of principal received with respect to each Mortgage Certificate;

            (iii) for Group 1, the amount allocable to interest, any Class Unpaid Interest Shortfall included in such distribution and any remaining Class Unpaid Interest Shortfall after giving effect to such distribution;

            (iv) for Group 2, the Group 2 Interest Distribution Amount and the Interest Reductions for such Distribution Date, separately identifying the amounts of interest received with respect to each Mortgage Certificate;

            (v) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

            (vi) the Class Certificate Balance of each Class of Certificates after giving effect to the distribution of principal on such Distribution Date;

            (vii) the Pool Stated Principal Balance for the following Distribution Date;

            (viii) the aggregate Mortgage Certificate Principal Balance as of the Mortgage Certificate Distribution Date after giving effect to the distribution of principal made thereon and any allocation of any principal losses thereto in respect of such Mortgage Certificate Distribution Date;

            (ix) (A) the Group 1 Senior Percentage, the Group 1 Senior Prepayment Percentage, the Subordinate Percentage and the Subordinate Prepayment Percentage for such Distribution Date and (B) the Group 1 Senior Percentage, the Group 1 Senior Prepayment Percentage, the Subordinate Percentage and the Subordinate Prepayment Percentage for the following Distribution Date;

            (x) for Group 1, the amount of the Servicing Fee paid to or retained by each Servicer with and such Distribution Date;

            (xi) the Pass-Through Rate for each such Class of Certificates with respect to such Distribution Date;

            (xii) for Group 1, the amount of Periodic Advances included in the distribution on such Distribution Date and the aggregate amount of Periodic Advances outstanding as of the close of business on such Distribution Date;

            (xiii) the number and aggregate principal amounts of Mortgage Loans
      (A) delinquent (exclusive of Mortgage Loans in foreclosure or bankruptcy)
      (1) 1 to 30 days (2) 31 to 60 days (3) 61 to 90 days and (4) 91 or more days, (B) in foreclosure, as of the close of business on the last day of the calendar month preceding such Distribution Date and (C) in bankruptcy, as of the close of business on the last day of the calendar month preceding such Distribution Date;

            (xiv) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number and Stated Principal Balance of such Mortgage Loan as of the close of business on the Determination Date preceding such Distribution Date and the date of acquisition thereof;

            (xv) for Group 1, the total number and principal balance of any REO Properties (and market value, if available) as of the close of business on the Determination Date preceding such Distribution Date;

            (xvi) for Group 1, the aggregate amount of Realized Losses incurred during the Prior Period or any Class PO Deferred Amount for such Distribution Date;

            (xvii) for Group 2, the amount of any Group 2 Realized Loss Shortfall Amount allocated as of such Distribution Date;

            (xviii) the Class 1-A-11 Notional Amount, the Class 1-A-12 Notional Amount, the Class 30-IO Notional Amount and the Class 2-A-8 Notional Amount for such Distribution Date;

            (xix) for Group 1, the amount of Reimbursement Amounts; and

            (xx) for Group 1 the amount of total Recoveries, the Class PO Recovery and the Non-PO Recovery.

            (b) No later than each Distribution Date, the Securities Administrator, based upon information supplied to it on the Master Servicer's Certificate and the Mortgage Certificate Distribution Date Statements, shall make available to each Holder of a Certificate, each Rating Agency and the Master Servicer, (i) a statement setting forth the information set forth in
Section 5.06(a) and (ii) the Mortgage Certificate Distribution Date Statements.

            In the case of information furnished pursuant to clauses (i) through
(iv) of Section 5.06(a), the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

            On each Distribution Date, the Securities Administrator shall prepare and furnish to each Financial Market Service, in electronic or such other format and media mutually agreed upon by the Securities Administrator, the applicable Financial Market Service and the Depositor, the information contained in the statement described in Section 5.06(a) for such Distribution Date.

            The Securities Administrator will make the monthly statement to Certificateholders and each Mortgage Certificate Distribution Date Statement (and, at its option, any additional files containing the same information in an alternative format) available each month to Certificateholders, and other parties to this Agreement via the Securities Administrator's Internet website. The Securities Administrator's Internet website shall initially be located at "www.ctslink.com." Assistance in using the website can be obtained by calling the Securities Administrator's customer service desk at (301) 815-6600. Parties that are unable to use the website are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such. The Securities Administrator shall have the right to change the way the monthly statements to Certificateholders and each Mortgage Certificate Distribution Date Statement are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Securities Administrator shall provide timely and adequate notification to all above parties regarding any such changes.

            Within a reasonable period of time after the end of each calendar year, the Securities Administrator shall furnish to each Person who at any time during the calendar year was the Holder of a Certificate, if requested in writing by such Person, a statement containing the information set forth in clauses (i) through (iv) of Section 5.06(a), in each case aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Securities Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Securities Administrator pursuant to any requirements of the Code as from time to time in force.

            The Securities Administrator shall deliver to the Holders of Certificates any reports or information the Securities Administrator is required by this Agreement or the Code, Treasury Regulations or REMIC Provisions to deliver to the Holders of Certificates, and the Securities Administrator shall prepare and provide to the Certificateholders (by mail, telephone, or publication as may be permitted by applicable Treasury Regulations) such other reasonable information as the Securities Administrator deems necessary or appropriate or is required by the Code, Treasury Regulations, and the REMIC Provisions including, but not limited to, (i) information to be reported to the Holders of the Residual Certificates for quarterly notices on Schedule Q (Form
1066) (which information shall be forwarded to the Holders of the Residual Certificates by the Securities Administrator), (ii) information to be provided to the Holders of Certificates with respect to amounts which should be included as interest and original issue discount in such Holders' gross income and (iii) information to be provided to all Holders of Certificates setting forth the percentage of each REMIC's assets, determined in accordance with Treasury Regulations using a convention, not inconsistent with Treasury Regulations, selected by the Securities Administrator in its absolute discretion, that constitute real estate assets under Section 856 of the Code, and assets described in Section 7701(a)(19)(C) of the Code; provided, however, that in setting forth the percentage of such assets of each Trust REMIC, nothing contained in this Agreement shall be interpreted to require the Securities Administrator periodically to appraise the fair market values of the assets of the Trust Estate or to indemnify the Trust Estate or any Certificateholders from any adverse federal, state or local tax consequences associated with a change subsequently required to be made in the Depositor's initial good faith determinations of such fair market values (if subsequent determinations are required pursuant to the REMIC Provisions) made from time to time.

Section 5.07 Tax Returns and Reports to Certificateholders. (a) For federal income tax purposes, each Trust REMIC shall have a taxable year ending on December 31st and shall maintain its books on the accrual method of accounting.

            (b) The Securities Administrator shall prepare or cause to be prepared, shall cause to be timely signed by the Trustee, and shall file or cause to be filed with the Internal Revenue Service and applicable state or local tax authorities income tax information returns for each taxable year with respect to each Trust REMIC containing such information at the times and in the manner as may be required by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules, and shall furnish or cause to be furnished to each Trust REMIC and the Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby. The Master Servicer shall provide on a timely basis to the Securities Administrator or its designee such information with respect to the assets of the Trust Estate as is in its possession and reasonably required by the Securities Administrator to enable it to perform its obligations under this Article V. Within 30 days of the Closing Date, the Securities Administrator shall obtain for each Trust REMIC a taxpayer identification number on Form SS-4 or as otherwise permitted by the Internal Revenue Service, and shall furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as otherwise required by the Code or the Treasury Regulations, the name, title, address and telephone number of the person that Holders of the Certificates may contact for tax information relating thereto, together with such additional information at the time or times and in the manner required by the Code or the Treasury Regulations. Such federal, state, or local income tax or information returns shall be signed by the Trustee, or such other Person as may be required to sign such returns by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules.

            (c) In the first federal income tax return of each Trust REMIC for its short taxable year ending December 31, 2005, REMIC status shall be elected for such taxable year and all succeeding taxable years.

            (d) The Securities Administrator will maintain or cause to be maintained such records relating to each Trust REMIC, including but not limited to records relating to the income, expenses, assets and liabilities of the Trust Estate, and the initial fair market value and adjusted basis of the Trust Estate property and assets determined at such intervals as may be required by the Code or the Treasury Regulations, as may be necessary to prepare the foregoing returns, schedules, statements or information.

Section 5.08 Tax Matters Person. The Tax Matters Person shall have the same duties with respect to the applicable Trust REMIC as those of a "tax matters partner" under Subchapter C of Chapter 63 of Subtitle F of the Code. The Holder of the Class 1-A-R Certificate is hereby designated as the Tax Matters Person for the Upper-Tier REMIC. The Holder of the Class 1-A-LR Certificate is hereby designated as the Tax Matters Person for the Lower-Tier REMIC. By their acceptance of the Class 1-A-R or Class 1-A-LR Certificate, as applicable, each such Holder irrevocably appoints the Securities Administrator as its agent to perform all of the duties of the Tax Matters Person for the Upper-Tier REMIC and the Lower-Tier REMIC, respectively.

Section 5.09 Rights of the Tax Matters Person in Respect of the Securities Administrator. The Securities Administrator shall afford the Tax Matters Person, upon reasonable notice during normal business hours, access to all records maintained by the Securities Administrator in respect of its duties hereunder and access to officers of the Securities Administrator responsible for performing such duties. Upon request, the Securities Administrator shall furnish the Tax Matters Person with its most recent report of condition published pursuant to law or to the requirements of its supervisory or examining authority publicly available. The Securities Administrator shall make available to the Tax Matters Person such books, documents or records relating to the Securities Administrator's services hereunder as the Tax Matters Person shall reasonably request. The Tax Matters Person shall not have any responsibility or liability for any action or failure to act by the Securities Administrator and is not obligated to supervise the performance of the Securities Administrator under this Agreement or otherwise.

Section 5.10 REMIC Related Covenants. For as long as any Trust REMIC created hereunder shall exist, the Trustee, the Securities Administrator, the Depositor and the Master Servicer shall act in accordance herewith to assure continuing treatment of the Trust REMICs as REMICs and avoid the imposition of tax on any Trust REMIC. In particular:

            (a) Neither the Securities Administrator nor the Trustee shall create, or permit the creation of, any "interests" in any Trust REMIC within the meaning of Code Section 860D(a)(2) other than the interests represented by the Regular Certificates, the Components, the Residual Certificates and the Uncertificated Lower-Tier Interests.

            (b) Except as otherwise provided in the Code, (i) the Depositor and the Master Servicer shall not contribute to the Trust Estate and the Trustee shall not accept property unless more than 99.5% of all of the property held in each Trust REMIC constitutes either "qualified mortgages" or "permitted investments" as defined in Code Sections 860G(a)(3) and (5), respectively, and
(ii) no property shall be contributed, or deemed contributed, to any Trust REMIC after the start-up day unless such contribution would not subject the Trust Estate to the 100% tax on contributions to a REMIC after the start-up day of such REMIC imposed by Code Section 860G(d).

            (c) The Securities Administrator, on behalf of the Trustee, shall not accept on behalf of any Trust REMIC any fee or other compensation for services and none of the Securities Administrator, the Trustee or the Master Servicer shall knowingly accept, on behalf of the Trust Estate any income from assets other than those permitted to be held by a REMIC.

            (d) Neither the Securities Administrator, on behalf of the Trustee, nor the Trustee shall sell or permit the sale of all or any portion of the Mortgage Loans or the Mortgage Certificates (other than in accordance with Sections 2.02 or 3.15(f)), unless such sale is pursuant to a "qualified liquidation" of the applicable Trust REMIC as defined in Code Section 860F(a)(4)(A) and in accordance with Article X.

            (e) None of the Master Servicer, the Securities Administrator or the Trustee shall engage in a "prohibited transaction" (as defined in Code Section 860F(a)(2)), except that, with the prior written consent of the Master Servicer and the Depositor, the Securities Administrator may engage in the activities otherwise prohibited by the foregoing paragraphs (b), (c) and (d); provided that the Master Servicer shall have delivered to the Securities Administrator an Opinion of Counsel to the effect that such transaction will not result in the imposition of a tax on any Trust REMIC and will not disqualify any such REMIC from treatment as a REMIC; and, provided further, that the Master Servicer shall have demonstrated to the satisfaction of the Securities Administrator that such action will not adversely affect the rights of the Holders of the Certificates and the Securities Administrator and that such action will not adversely impact the rating of the Certificates.

            Section 5.11 Master Servicer, Securities Administrator and Trustee Indemnification. (a) In the event that any Trust REMIC fails to qualify as a REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC Provisions due solely to (i) the negligent performance by the Trustee of its duties and obligations set forth herein or (ii) any state, local or franchise taxes imposed upon the Trust Estate as a result of the location of the Trustee or any co-trustee, the Trustee shall indemnify the Trust Estate against any and all losses, claims, damages, liabilities or expenses ("Losses") resulting from such negligence, including, without limitation, any reasonable attorneys' fees imposed on or incurred as a result of a breach of the Trustee's or any co-trustee's covenants.

            (b) In the event that any Trust REMIC fails to qualify as a REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC Provisions due solely to (i) the negligent performance by the Master Servicer of its duties and obligations set forth herein or (ii) any state, local or franchise taxes imposed upon the Trust Estate as a result of the location of the Master Servicer, the Master Servicer shall indemnify the Trust Estate against any and all Losses resulting from such negligence, including, without limitation, any reasonable attorneys' fees imposed on or incurred as a result of a breach of the Master Servicer's covenants.

            (c) In the event that any Trust REMIC fails to qualify as a REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC Provisions due solely to (i) the negligent performance by the Securities Administrator of its duties and obligations set forth herein or (ii) any state, local or franchise taxes imposed upon the Trust Estate as a result of the location of the Securities Administrator, the Securities Administrator shall indemnify the Trust Estate against any and all Losses resulting from such negligence, including, without limitation, any reasonable attorneys' fees imposed on or incurred as a result of a breach of the Securities Administrator's covenants.

            Section 5.12 Principal Distributions on the Special Retail Certificates. Prior to the date on which, with respect to the Class 1-A-5 Certificates, any Realized Loss would decrease the Class Certificate Balance of such Certificates, distributions in reduction of the Class Certificate Balance of the Special Retail Certificates will be made in integral multiples of $1,000 at the request of the appropriate representatives of Deceased Holders of Special Retail Certificates and at the request of Living Holders of Special Retail Certificates or by mandatory distributions, pursuant to Section 5.12(a) and
Section 5.12(d). On or after the date on which any Realized Loss would decrease the Class Certificate Balance of such Special Retail Certificates, distributions in reduction of the Class Certificate Balance of the Special Retail Certificates will be made on a pro rata basis pursuant to Section 5.12(e).

            (a) Except as set forth in Section 5.12(e), on each Distribution Date on which principal distributions to the Special Retail Certificates are made, such distributions will be made in the following priority:

            (i) first, to requesting Deceased Holders, in the order in which such requests are received by the Depository, but not exceeding an aggregate amount of $100,000 for each requesting Deceased Holder; and

            (ii) second, to requesting Living Holders, in the order in which such requests are received by the Depository, but not exceeding an aggregate amount of $10,000 for each requesting Living Holder.

            Thereafter, distributions will be made, with respect to the Special Retail Certificates, as provided in clauses (i) and (ii) above, up to a second $100,000 and $10,000, respectively. This sequence of priorities will be repeated until all requests for principal distributions by Deceased Holders and Living Holders have been honored, to the extent of amounts available for principal distributions to the Holders of the Special Retail Certificates.

            All requests for principal distributions to Special Retail Certificates will be accepted in accordance with the provisions set forth in
Section 5.12(c). Requests for principal distributions that are received by the Depository after the related Record Date and requests for principal distributions received in a timely manner but not accepted with respect to any Distribution Date, will be treated as requests for principal distributions to the Special Retail Certificates on the next succeeding Distribution Date, and each succeeding Distribution Date thereafter, until each such request is accepted or is withdrawn as provided in Section 5.12(c). Such requests that are not withdrawn shall retain their order of priority without the need for any further action on the part of the appropriate Certificate Owner of the related Special Retail Certificate, all in accordance with the procedures of the Depository and the Securities Administrator. Upon the transfer of beneficial ownership of any Special Retail Certificate, any distribution request previously submitted with respect to such Certificate will be deemed to have been withdrawn only upon the receipt by the Securities Administrator on or before the Record Date for such Distribution Date of notification of such withdrawal in the manner set forth in Section 5.12(c) on the Depository's "participant terminal system."

            Distributions in reduction of the Class Certificate Balance of the Special Retail Certificates will be applied in an amount equal to the portion of the Group 1 Senior Principal Distribution Amount allocable to such Class pursuant to Section 5.02 plus any amounts available for distribution from the Rounding Account established as provided in Section 3.23, provided that, subject to 5.12(e), the aggregate distribution of principal to such Class on any Distribution Date shall be made in an integral multiple of $1,000.

            To the extent that the portion of the Group 1 Senior Principal Distribution Amount allocable to the Special Retail Certificates on any Distribution Date exceeds the aggregate Certificate Balance of the Special Retail Certificates with respect to which principal distribution requests have been received, principal distributions in reduction of the Class Certificate Balance of such Class will be made by mandatory distribution pursuant to Section 5.12(d).

            (b) A Special Retail Certificate shall be deemed to be held by a Deceased Holder for purposes of this Section 5.12 if the death of the Certificate Owner thereof is deemed to have occurred. Special Retail Certificates beneficially owned by tenants by the entirety, joint tenants or tenants in common will be considered to be beneficially owned by a single owner. The death of a tenant by the entirety, joint tenant or tenant in common will be deemed to be the death of the Certificate Owner. Special Retail Certificates beneficially owned by a trust will be considered to be beneficially owned by each beneficiary of the trust to the extent of such beneficiary's beneficial interest therein, but in no event will a trust's beneficiaries collectively be deemed to be Certificate Owners of a number of Special Retail Certificates greater than the number of Special Retail Certificates of which such trust is the owner. The death of a beneficiary of a trust will be deemed to be the death of a Certificate Owner of the Special Retail Certificates beneficially owned by the trust to the extent of such beneficiary's beneficial interest in such trust. The death of an individual who was a tenant by the entirety, joint tenant or tenant in common in a tenancy which is the beneficiary of a trust will be deemed to be the death of the beneficiary of such trust. The death of an individual who, during his or her lifetime, was entitled to substantially all of the beneficial ownership interests in a Special Retail Certificate will be deemed to be the death of the Certificate Owner of such Special Retail Certificate regardless of the registration of ownership, if such beneficial ownership interest can be established to the satisfaction of the Depository Participant. Such beneficial interest will be deemed to exist in typical cases of street name or nominee ownership, ownership by a trustee, ownership under the Uniform Gifts to Minors Act and community property or other joint ownership arrangements between a husband and wife. Beneficial interest shall include the power to sell, transfer or otherwise dispose of a Special Retail Certificate and the right to receive the proceeds therefrom, as well as interest and principal distributions, as applicable, payable with respect thereto. The Securities Administrator shall not be under any duty to determine independently the occurrence of the death of any deceased Certificate Owner. The Securities Administrator may rely entirely upon documentation delivered to it pursuant to Section 5.12(c) in establishing the eligibility of any Certificate Owner to receive the priority accorded Deceased Holders in Section 5.12(a).

            (c) Requests for principal distributions to the Certificate Owner of any Special Retail Certificate must be made by delivering a written request therefor to the Depository Participant or Indirect Depository Participant that maintains the account evidencing such Certificate Owner's interest in such Certificate. In the case of a request on behalf of a Deceased Holder, appropriate evidence of death and any tax waivers are required to be forwarded to the Depository Participant under separate cover. The Depository Participant should in turn make the request of the Depository (or, in the case of an Indirect Depository Participant, such Indirect Depository Participant must notify the related Depository Participant of such request, which Depository Participant should make the request on the Depository's participant terminal system). The Depository may establish such procedures as it deems fair and equitable to establish the order of receipt of requests for such distributions received by it on the same day. None of the Depositor, the Servicers, the Master Servicer, the Securities Administrator or the Trustee shall be liable for any delay in delivery of requests for distributions or withdrawals of such requests by the Depository, a Depository Participant or any Indirect Depository Participant.

            Subject to the priorities described in Section 5.12(a) above, the Depository will honor requests for distributions in the order of their receipt. The Depository shall determine which requests should be honored on each Distribution Date and the Securities Administrator shall notify the Depository as to the portion of the applicable Group 1 Senior Principal Distribution Amount (together with any amounts available for distribution from the related Rounding Account) to be distributed to the Special Retail Certificates by mandatory distribution pursuant to Section 5.12(d). Requests shall be honored by the Depository in accordance with the procedures, and subject to the priorities and limitations, described in this Section 5.12. The exact procedures to be followed by the Securities Administrator and the Depository for purposes of determining such priorities and limitations will be those established from time to time by the Securities Administrator or the Depository, as the case may be. The decisions of the Securities Administrator and the Depository concerning such matters will be final and binding on all affected Persons.

            Special Retail Certificates that have been accepted for a distribution shall be due and payable on the applicable Distribution Date. Such Certificates shall cease to bear interest after the last day of the calendar month preceding the month in which such Distribution Date occurs.

            Any Certificate Owner of a Special Retail Certificate that has requested a principal distribution may withdraw its request by so notifying in writing the Depository Participant or Indirect Depository Participant that maintains such Certificate Owner's account. If such account is maintained by an Indirect Depository Participant, such Indirect Depository Participant must notify the related Depository Participant which in turn must make the request of the Depository or on the Depository's participant terminal system. If such notice of withdrawal of a request for distribution has not been received by the Depository on or before the Record Date for the next Distribution Date, the previously made request for a principal distribution will be irrevocable with respect to the making of principal distributions on such Distribution Date.

            If any requests for principal distributions are rejected by the Depository for failure to comply with the requirements of this Section 5.12, the Depository shall return such request to the appropriate Depository Participant with an explanation as to the reason for such rejection.

            (d) If principal distributions to be made to the Special Retail Certificates on a Distribution Date exceed the aggregate amount of principal distribution requests for the Special Retail Certificates which have been received on or before the applicable Record Date, as provided in Section 5.12(a) above, additional Special Retail Certificates will be selected to receive mandatory principal distributions in lots equal to $1,000 in accordance with the then-applicable random lot procedures of the Depository, and the then-applicable procedures of the Depository Participants and Indirect Depository Participants representing the Certificate Owners (which procedures may or may not be by random lot). The Securities Administrator shall notify the Depository of the aggregate amount of the mandatory principal distribution to be made on the next Distribution Date. The Depository shall then allocate such aggregate amount among the Depository Participants on a random lot basis. Each Depository Participant and, in turn, each Indirect Depository Participant will then select, in accordance with its own procedures, Special Retail Certificates from among those held in its accounts to receive mandatory principal distributions, such that the total amount of principal distributed to the Special Retail Certificates so selected is equal to the aggregate amount of such mandatory distributions allocated to such Depository Participant by the Depository and to such Indirect Depository Participant by its related Depository Participant, as the case may be. Depository Participants and Indirect Depository Participants that hold Special Retail Certificates selected for mandatory principal distributions are required to provide notice of such mandatory distributions to the affected Certificate Owners.

            (e) Notwithstanding any provisions herein to the contrary, on each Distribution Date with respect to the Special Retail Certificates on and after the date on which any Realized Loss would decrease the Class Certificate Balance of such Certificates' distributions in reduction of the Class Certificate Balance of the Special Retail Certificates will be made pro rata among the Certificate Owners of the Special Retail Certificates and will not be made in integral multiples of $1,000 or pursuant to requests for distribution as permitted by Section 5.12(a) or by mandatory distributions as provided for by
Section 5.12(d).

            (f) In the event that the pro rata distributions described in
Section 5.12(e) cannot be made through the facilities of the Depository, the Special Retail Certificates will be withdrawn by the Securities Administrator at the direction of the Depository from the facilities of the Depository and Definitive Certificates will be issued to replace such withdrawn Book-Entry Certificates pursuant to Section 6.02(c)(iii). An amendment to this Agreement, which may be approved without the consent of any Certificateholders, shall establish procedures relating to the manner in which pro rata distributions in reduction of the Class Certificate Balance of the Special Retail Certificates are to be made; provided that such procedures shall be consistent, to the extent practicable and customary for certificates similar to the Special Retail Certificates, with the provisions of this Section 5.12.

            Section 5.13 Determination of LIBOR. On each Rate Determination Date for a Class of LIBOR Certificates, the Securities Administrator shall determine LIBOR for the applicable Distribution Date on the basis of the British Bankers' Association ("BBA") "Interest Settlement Rate" for one-month deposits in U.S. Dollars as found on Telerate page 3750 as of 11:00 A.M. London time on such Rate Determination Date. As used herein, "Telerate page 3750" means the display designated as page 3750 on the Moneyline Telerate Service.

            If on any Rate Determination Date for a Class of LIBOR Certificates, the Securities Administrator is unable to determine LIBOR on the basis of the method set forth in the preceding paragraph, LIBOR for the applicable Distribution Date will be whichever is higher of (x) LIBOR as determined on the previous Rate Determination Date for such Class of LIBOR Certificates or (y) the Reserve Interest Rate. The "Reserve Interest Rate" will be the rate per annum which the Securities Administrator determines to be either (A) the arithmetic mean (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/16%) of the one-month U.S. Dollar lending rates that New York City banks selected by the Securities Administrator are quoting, on the relevant Rate Determination Date, to the principal London offices of at least two leading banks in the London interbank market or (B) in the event that the Securities Administrator can determine no such arithmetic mean, the lowest one-month U.S. Dollar lending rate that the New York City banks selected by the Securities Administrator are quoting on such Rate Determination Date to leading European banks.

            If on any Rate Determination Date for a Class of LIBOR Certificates, the Securities Administrator is required but is unable to determine the Reserve Interest Rate in the manner provided in the preceding paragraph, LIBOR for the applicable Distribution Date will be LIBOR as determined on the previous Rate Determination Date for such Class of LIBOR Certificates, or, in the case of the first Rate Determination Date for which the Securities Administrator is required to determine LIBOR, 3.09% with respect to the Class 1-A-6 and Class 1-A-7 Certificates and 3.00% with respect to the Class 2-A-5, Class 2-A-6 and Class 2-A-7 Certificates.

            The establishment of LIBOR by the Securities Administrator and the Securities Administrator's subsequent calculation of the rates of interest applicable to each of the LIBOR Certificates in the absence of manifest error, will be final and binding. After a Rate Determination Date, the Securities Administrator shall provide the Pass-Through Rates of the LIBOR Certificates for the related Distribution Date to Beneficial Owners or Holders of LIBOR Certificates who place a telephone call to the Securities Administrator at (301) 815-6600 and make a request therefor.

            Section 5.14 Lower-Tier REMIC Distributions.

            With respect to each Distribution Date, each Uncertificated Lower-Tier Interest (other than the Class LT1AIO Interest) shall receive distributions in respect of principal in an amount equal to the amount of principal distributed to its respective Corresponding Upper-Tier Class, Classes or Component as provided herein. On each Distribution Date, each Uncertificated Lower-Tier Interest (other than the Class LT1APO Interest) shall receive distributions in respect of interest at its Lower-Tier REMIC Rate as applied to its principal or notional balance in an amount that will be equal to the Group 1 Interest Accrual Amounts and Group 1 Unpaid Interest Shortfalls, as the case may be, in respect of its Corresponding Upper-Tier Class, Classes or Component, in each case to the extent actually distributed thereon. With respect to any Distribution Date, the principal portion of Realized Losses and recoveries attributable to previously allocated Realized Losses allocated pursuant to this
Section 5.14 will be allocated to each Uncertificated Lower-Tier Interest in an amount equal to the amount allocated to its respective Corresponding Upper-Tier Class, Classes or Component as provided above, and the interest portion of Realized Losses allocated pursuant this Section 5.14 will be allocated to each Uncertificated Lower-Tier Interest in the same relative proportions as interest is allocated to its respective Corresponding Upper-Tier Class, Classes or Component as provided above.

            As of any date, the principal balance of each Uncertificated Lower-Tier Interest shall equal the Class Certificate Balance of the respective Corresponding Upper-Tier Class, Classes or Component. The initial principal balance of each Uncertificated Lower-Tier Interest equals the Original Principal Balances of the respective Corresponding Upper-Tier Class, Classes or Component.

            It is intended that as of any date, (i) the principal balance of the Class LT1APO Interest will be equal to the principal balance of the Class 30-PO Certificates, (ii) the interest distributed in respect of the LT1AIO Interest will equal the interest distributed in respect of the Class 30-IO Certificates,
(iii) the interest and principal distributed on each of the other Uncertificated Lower-Tier Interests will be equal to the interest and principal distributed on each related Corresponding Class, Classes. In addition, it is intended that as of any date the aggregate principal balance of the Uncertificated Lower-Tier Interests shall equal the aggregate Stated Principal Balance of the Group 1 Mortgage Loans less the outstanding balance of the Class 1-A-LR Certificate. Any inconsistencies in respect of distributions to the Uncertificated Lower-Tier Interests and from the Lower-Tier Interests to the Regular Certificates, the Components and the Residual Certificates shall be resolved in a manner that complies with the intentions of this paragraph.

            Distributions of principal and interest in respect of the Class 1-A-LR Certificate shall be made from the Lower-Tier REMIC.

                                   ARTICLE VI

                                THE CERTIFICATES

Section 6.01 The Certificates. The Classes of Senior Certificates and the Subordinate Certificates shall be substantially in the forms attached hereto as Exhibits A-1-A-1, A-1-A-2, A-1-A-3, A-1-A-4, A-1-A-5, A-1-A-6, A-1-A-7, A-1-A-8,
A-1-A-9, A-1-A-10, A-1-A-11, A-1-A-12, A-1-A-13, A-1-A-14, A-1-A-15, A-1-A-16,
A-1-A-17, A-1-A-18, A-1-A-19, A-1-A-20, A-1-A-21, A-1-A-22, A-1-A-23, A-1-A-24,
A-1-A-25, A-30-IO, A-30-PO, A-1-A-R, A-1-A-LR, A-2-A-1, A-2-A-2, A-2-A-3,
A-2-A-4, A-2-A-5, A-2-A-6, A-2-A-7, A-2-A-8, A-A-1/2, B-1, B-2, B-3, B-4, B-5,
B-6 and C (reverse of all Certificates) and shall, on original issue, be executed by the Securities Administrator and shall be authenticated and delivered by the Securities Administrator to or upon the order of the Depositor upon receipt by the Trustee of the documents specified in Section 2.01 and upon receipt of acknowledgement that the Securities Administrator, on behalf of the Trustee, has been named the beneficial owner of the Mortgage Certificates. The Classes of Certificates shall be available to investors in minimum denominations of initial Certificate Balance (or initial Notional Amount) and integral multiples in excess thereof set forth in the Preliminary Statement. The Senior Certificates (other than the Class 1-A-R and Class 1-A-LR Certificates) and the Class B-1, Class B-2 and Class B-3 Certificates shall initially be issued in book-entry form through the Depository and delivered to the Depository or, pursuant to the Depository's instructions on behalf of the Depository to, and deposited with, the Certificate Custodian, and all other Classes of Certificates shall initially be issued in definitive, fully-registered form.

            The Certificates shall be executed by manual or facsimile signature on behalf of the Securities Administrator by an authorized officer or signatory. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Securities Administrator shall bind the Securities Administrator, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the execution and delivery of such Certificates or did not hold such offices or positions at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually authenticated by the Securities Administrator substantially in the form provided for herein, and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

            Section 6.02 Registration of Transfer and Exchange of Certificates.
(a) The Securities Administrator shall cause to be kept at an office or agency in the city in which the Corporate Trust Office of the Securities Administrator is located a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Securities Administrator shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Securities Administrator shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

            (b) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class, tenor and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Securities Administrator shall execute and the Securities Administrator shall authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Securities Administrator or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator and the Certificate Registrar duly executed by, the Holder thereof or its attorney duly authorized in writing.

            (c) (i) Except as provided in paragraph (c)(iii) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (A) registration of the Book-Entry Certificates may not be transferred by the Securities Administrator except to another Depository; (B) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (C) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (D) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (E) the Securities Administrator shall deal with the Depository as the representative of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of the Depository shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and
(F) the Securities Administrator may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

            (ii) All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

            (iii) If (A) the Depository advises the Securities Administrator in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and the Securities Administrator or the Depositor is unable to locate a qualified successor or (B) upon the occurrence of the events specified in Section 5.12(f), the Securities Administrator shall notify all Certificate Owners in the case of (A) or the Certificate Owners of the Special Retail Certificates in the case of (B), through the Depository, of the occurrence of such event and of the availability of definitive, fully-registered Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Securities Administrator of the related Class of Certificates by the Depository (or by the Certificate Custodian, if it holds such Class on behalf of the Depository), accompanied by the instructions from the Depository for registration, the Securities Administrator shall issue the Definitive Certificates. None of the Master Servicer, the Depositor, the Securities Administrator or the Trustee shall be liable for any delay in delivery of such instruction and may conclusively rely on, and shall be protected in relying on, such instructions. The Depositor shall provide the Securities Administrator with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates, the Securities Administrator shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

            (d) No transfer of a Private Certificate shall be made unless such transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless such transfer is made in reliance on Rule 144A under the 1933 Act, the Securities Administrator or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached hereto as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached hereto either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Securities Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferees designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such certificate without registration thereof under the 1933 Act pursuant to the registration exemption provided by Rule 144A. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            (e) No transfer of an ERISA Restricted Certificate shall be made unless the transferee delivers to the Securities Administrator either (i) a representation letter in the form attached hereto as Exhibit H from the transferee of such Certificate, which representation letter shall not be an expense of the Depositor, the Trustee, the Securities Administrator or the Master Servicer, or (ii) in the case of any ERISA Restricted Certificate presented for registration in the name of an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code, or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan"), or a trustee or custodian of any of the foregoing, an Opinion of Counsel in form and substance satisfactory to the Securities Administrator to the effect that the purchase or holding of such ERISA Restricted Certificate by or on behalf of such Plan will not constitute or result in a non-exempt prohibited transaction within the meaning of ERISA,
Section 4975 of the Code or Similar Law and will not subject the Trustee, the Depositor, the Securities Administrator or the Master Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Securities Administrator, the Trustee or the Master Servicer. Any transferee of an ERISA Restricted Certificate that does not comply with either clause (i) or (ii) of the preceding sentence will be deemed to have made one of the representations set forth in Exhibit H. For purposes of clause (i) of the second preceding sentence, such representation shall be deemed to have been made to the Certificate Registrar by the acceptance by a Certificate Owner of a Book-Entry Certificate of the beneficial interest in any such Class of ERISA-Restricted Certificates, unless the Certificate Registrar shall have received from the transferee an alternative representation acceptable in form and substance to the Depositor. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA Restricted Certificate to or on behalf of a Plan without the delivery to the Securities Administrator of an Opinion of Counsel satisfactory to the Securities Administrator as described above shall be void and of no effect.

            Neither the Securities Administrator nor the Certificate Registrar shall have any liability for transfers of Book-Entry Certificates made through the book-entry facilities of the Depository or between or among any Depository Participants or Certificate Owners, made in violation of applicable restrictions. The Securities Administrator may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

            To the extent permitted under applicable law (including, but not limited to, ERISA), the Securities Administrator shall be under no liability to any Person for any registration of transfer of any ERISA Restricted Certificate that is in fact not permitted by this Section 6.02 or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Securities Administrator in accordance with the foregoing requirements.

            (f) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

            (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Securities Administrator of any change or impending change in its status as a Permitted Transferee.

            (ii) No Person shall acquire an Ownership Interest in a Residual Certificate unless such Ownership Interest is a pro rata undivided interest.

            (iii) In connection with any proposed transfer of any Ownership Interest in a Residual Certificate, the Securities Administrator shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form attached hereto as Exhibit I from the proposed transferee.

            (iv) Notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Securities Administrator has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in a Residual Certificate to such proposed transferee shall be effected.

            (v) No Ownership Interest in a Residual Certificate may be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds such Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Securities Administrator with an effective Internal Revenue Service Form W-8ECI (or successor thereto) or (B) the transferee delivers to both the transferor and the Securities Administrator an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes.

            (vi) Any attempted or purported transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section
      6.02 shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section 6.02, become a Holder of a Residual Certificate, then the prior Holder of such Residual Certificate that is a Permitted Transferee shall, upon discovery that the registration of transfer of such Residual Certificate was not in fact permitted by this
      Section 6.02, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Residual Certificate. The Securities Administrator shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this Section 6.02 or for making any distributions due on such Residual Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of the Agreement so long as the transfer was registered in accordance with this Section 6.02. The Securities Administrator shall be entitled to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Residual Certificate. Any such distributions so recovered by the Securities Administrator shall be distributed and delivered by the Securities Administrator to the prior Holder of such Residual Certificate that is a Permitted Transferee.

            (vii) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Residual Certificate in violation of the restrictions in this Section 6.02, then the Securities Administrator, based on information provided to the Securities Administrator by the Master Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations. The expenses of the Securities Administrator under this clause (vii) shall be reimbursable by the Trust.

            (viii) No Ownership Interest in a Residual Certificate shall be acquired by a Plan or any Person acting on behalf of a Plan.

            (g) [Reserved].

            (h) No service charge shall be imposed for any transfer or exchange of Certificates of any Class, but the Securities Administrator may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            (i) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

            Section 6.03 Mutilated, Destroyed, Lost or Stolen Certificates. If
(a) any mutilated Certificate is surrendered to the Certificate Registrar or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Securities Administrator, the Trustee, the Depositor and the Certificate Registrar such security or indemnity reasonably satisfactory to each, to save each of them harmless, then, in the absence of actual notice to the Securities Administrator or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Securities Administrator shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Securities Administrator may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Securities Administrator and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

            Section 6.04 Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Master Servicer, the Trustee, the Securities Administrator, the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee, the Securities Administrator or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.01 and for all other purposes whatsoever, and none of the Depositor, the Master Servicer, the Trustee, the Securities Administrator, the Certificate Registrar or any agent of the Master Servicer, the Trustee, the Securities Administrator or the Certificate Registrar shall be affected by notice to the contrary.

                                  ARTICLE VII

                      THE DEPOSITOR AND THE MASTER SERVICER

            Section 7.01 Respective Liabilities of the Depositor and the Master Servicer. The Depositor and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Depositor and the Master Servicer herein. By way of illustration and not limitation, the Depositor is not liable for the master servicing and administration of the Mortgage Loans or the administration of the Mortgage Certificates, nor is it obligated by Section 8.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

            Section 7.02 Merger or Consolidation of the Depositor or the Master Servicer. The Depositor and the Master Servicer will each keep in full effect its existence, rights and franchises as a separate entity under the laws governing its organization, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans or Mortgage Certificates and to perform its respective duties under this Agreement.

            Any Person into which the Depositor or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Depositor or the Master Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Master Servicer, shall be the successor of the Depositor or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC.

            Section 7.03 Limitation on Liability of the Depositor, the Master Servicer and Others. None of the Depositor, the Master Servicer or any of the directors, officers, employees or agents of the Depositor or of the Master Servicer shall be under any liability to the Trust Estate or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer shall be indemnified by the Trust Estate and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans or the Mortgage Certificates (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither of the Depositor nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor or the Master Servicer may in its discretion undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate (except any expenses, costs or liabilities incurred as a result of any breach of representations or warranties of the related party or by reason of willful misfeasance, bad faith or gross negligence in the performance of duties of such party hereunder or by reason of reckless disregard of obligations and duties of such party hereunder), and the Depositor and Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans or Mortgage Certificates on deposit in the Master Servicer Custodial Account as provided by
Section 3.11.

            Section 7.04 Depositor and Master Servicer Not to Resign. Subject to the provisions of Section 7.02, neither the Depositor nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Depositor or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Securities Administrator. No such resignation by the Master Servicer shall become effective until the Securities Administrator or a successor Master Servicer shall have assumed such Master Servicer's responsibilities and obligations in accordance with Section 8.05 hereof.

                                  ARTICLE VIII

                                     DEFAULT

            Section 8.01 Events of Default. If any one of the following events ("Events of Default") shall occur and be continuing:

            (a) any failure by the Master Servicer to remit amounts to the Securities Administrator for deposit into the Certificate Account in the amount and manner provided herein so as to enable the Securities Administrator to distribute to Holders of Certificates any payment required to be made under the terms of such Certificates and this Agreement which continues unremedied by 3:00 P.M. New York time on the related Distribution Date; or

            (b) failure on the part of the Master Servicer duly to observe or perform in any material respect any other covenants or agreements of the Master Servicer set forth in the Certificates or in this Agreement, which covenants and agreements continue unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Securities Administrator, the Trustee or the Depositor, or to the Master Servicer, the Depositor, the Securities Administrator and the Trustee by the Holders of Certificates evidencing Voting Rights aggregating not less than 25% of all Certificates affected thereby; or

            (c) the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings against the Master Servicer, or for the winding up or liquidation of the Master Servicer's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

            (d) the consent by the Master Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or of or relating to substantially all of its property; or the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

then, and in each and every such case, so long as an Event of Default is actually known by the Trustee or the Depositor and shall not have been remedied by the Master Servicer, either the Trustee or the Depositor may, and at the direction of the Holders of Certificates evidencing Voting Rights aggregating not less than 51% of all Certificates affected thereby shall, by notice then given in writing to the Master Servicer (and to the Trustee, if given by the Depositor, and to the Depositor, if given by the Trustee), terminate all of the rights and obligations of the Master Servicer under this Agreement. On or after the receipt by the Master Servicer of such written notice and subject to Section 8.05, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section
8.01 and Section 8.05(a), unless and until such time as the Trustee shall appoint a successor Master Servicer pursuant to Section 8.05, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the applicable Mortgage Loans and related documents, or otherwise, including, without limitation, the recordation of the assignments of the applicable Mortgage Loans to it. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Master Servicer hereunder, including, without limitation, the transfer to the Trustee for the administration by it of all cash amounts that have been deposited by the Master Servicer in the Master Servicer Custodial Account or thereafter received by the Master Servicer with respect to the Mortgage Loans. Upon obtaining notice or knowledge of the occurrence of any Event of Default, the Person obtaining such notice or knowledge shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency. All costs and expenses (including attorneys' fees) incurred in connection with transferring the master servicing data and information to the successor Master Servicer and amending this Agreement to reflect such succession as Master Servicer pursuant to this Section 8.01 shall be paid by the predecessor Master Servicer. Notwithstanding the termination of the Master Servicer pursuant hereto, the Master Servicer shall remain liable for any causes of action arising out of any Event of Default occurring prior to such termination, subject to the terms and conditions of this Agreement.

            Section 8.02 Remedies of Trustee. During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 8.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

            Section 8.03 Directions by Certificateholders and Duties of Trustee During Event of Default. During the continuance of any Event of Default, Holders of Certificates evidencing Voting Rights aggregating not less than 25% (or such other percentage as may be required herein) of each Class of Certificates affected thereby may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (a) the conducting or defending of any administrative action or litigation hereunder or in relation hereto, and (b) the terminating of the Master Servicer or any successor Master Servicer from its rights and duties as servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of Section 9.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, based upon an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would subject the Trustee to a risk of personal liability or be unjustly prejudicial to the non-assenting Certificateholders.

            Section 8.04 Action upon Certain Failures of the Master Servicer and upon Event of Default. In the event that a Responsible Officer of the Trustee shall have actual knowledge of any failure of the Master Servicer specified in
Section 8.01(a) or (b) which would become an Event of Default upon such Master Servicer's failure to remedy the same after notice, the Trustee shall give notice thereof to the Master Servicer. If a Responsible Officer of the Trustee shall have knowledge of an Event of Default, the Trustee shall give prompt written notice thereof to the Certificateholders in accordance with Section 8.01.

            Section 8.05 Trustee to Act; Appointment of Successor. (a) Within 90 days of the time the Master Servicer (and the Trustee if such notice of termination is delivered by the Depositor) receives a notice of termination pursuant to Section 8.01, the Trustee (or other named successor) shall be the successor in all respects to the Master Servicer in its capacity as master servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof and thereof, as applicable, or shall appoint a successor pursuant to
Section 3.07. Notwithstanding the foregoing, (i) the parties hereto agree that the Trustee, in its capacity as successor Master Servicer, immediately will assume all of the obligations of the Master Servicer to make advances (including, without limitation, Advances pursuant to Section 3.21) under this Agreement, (ii) the Trustee, in its capacity as successor Master Servicer, shall not be responsible for the lack of information and/or documents that it cannot obtain through reasonable efforts and (iii) under no circumstances shall any provision of this Agreement be construed to require the Trustee, acting in its capacity as successor to the Master Servicer in its obligation to make advances (including Advances pursuant to Section 3.21) to advance, expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder if it shall have reasonable grounds for believing that such funds are non-recoverable. Subject to Section 8.05(b), as compensation therefor, the Trustee shall be entitled to such compensation as the terminated Master Servicer would have been entitled to hereunder if no such notice of termination had been given, except for those amounts due to the Master Servicer as reimbursement for advances previously made or amounts previously expended and are otherwise reimbursable hereunder. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $10,000,000 as the successor to such terminated Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder; provided, however, that any such institution appointed as a successor Master Servicer shall not, as evidenced in writing by each Rating Agency, adversely affect the then current rating of any Class of Certificates immediately prior to the termination of the terminated Master Servicer. The appointment of a successor Master Servicer shall not affect any liability of the predecessor Master Servicer which may have arisen under this Agreement prior to its termination as Master Servicer, nor shall any successor Master Servicer be liable for any acts or omissions of the predecessor Master Servicer or for any breach by the Master Servicer of any of its representations or warranties contained herein or in any related document or agreement. Pending appointment of a successor to a terminated Master Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as provided above. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. All Master Servicing Transfer Costs incurred in connection with transferring Mortgage Files to the successor Master Servicer and amending this Agreement to reflect such succession as Master Servicer pursuant to Section 8.01 shall be paid by the predecessor Master Servicer upon presentation of reasonable documentation of such costs, and if such predecessor Master Servicer defaults in its obligation to pay such costs, such costs shall be paid by the successor Master Servicer or the Trustee (in which case the successor Master Servicer or the Trustee shall be entitled to reimbursement therefor from the assets of the Trust).

            (b) In connection with the appointment of a successor Master Servicer or the assumption of the duties of the Master Servicer, as specified in
Section 8.05(a), the Trustee may make such arrangements for the compensation of such successor as it and such successor shall agree; provided however that such compensation shall not exceed the compensation of the Master Servicer being replaced.

            (c) Any successor, including the Trustee, to the Master Servicer as master servicer shall during the term of its service as master servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as master servicer hereunder and (ii) a fidelity bond in respect of its officers, employees and agents to the same extent as the Master Servicer is so required pursuant to Section 3.03.

            Section 8.06 Notification to Certificateholders. Upon any termination or appointment of a successor to the Master Servicer pursuant to this Article VIII, the Securities Administrator shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency.

                                   ARTICLE IX

                 THE TRUSTEE AND THE SECURITIES ADMINISTRATOR

Section 9.01    Duties of Trustee and Securities Administrator. (a) The
Trustee and the Securities Administrator, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, each undertake to perform such duties and only such duties as are specifically set forth in this Agreement as duties of the Trustee and the Securities Administrator, respectively. In case an Event of Default has occurred of which a Responsible Officer of the Trustee shall have actual knowledge (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a reasonably prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs. In case an Event of Default has occurred of which a Responsible Officer of the Securities Administrator shall have actual knowledge (which has not been cured or waived), the Securities Administrator shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a reasonably prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

            The Trustee and the Securities Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee and the Securities Administrator which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement; provided, however, that neither the Trustee nor the Securities Administrator shall be responsible for the accuracy of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Master Servicer or the Depositor hereunder.

            (b) No provision of this Agreement shall be construed to relieve the Trustee or the Securities Administrator from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misfeasance; provided, however, that:

            (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee and the Securities Administrator shall be determined solely by the express provisions of this Agreement, the Trustee and the Securities Administrator shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and the Securities Administrator and, in the absence of bad faith on the part of the Trustee and the Securities Administrator, the Trustee and the Securities Administrator may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and the Securities Administrator by the Depositor or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

            (ii) The Trustee (in its individual capacity) shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts;

            (iii) The Trustee (in its individual capacity) and the Securities Administrator (in its individual capacity) shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders as provided in Section 8.03;

            (iv) The Trustee shall not be charged with knowledge of any default specified in clauses (a) and (b) of Section 8.01 or an Event of Default under clauses (c) and (d) of Section 8.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office of the Trustee obtains actual knowledge of such failure or event or any Responsible Officer of the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Securities Administrator, the Depositor or any Certificateholder. The Securities Administrator shall not be charged with knowledge of any default specified in clauses (a) and (b) of Section 8.01 or an Event of Default under clauses (c) and (d) of Section 8.01 unless a Responsible Officer of the Securities Administrator assigned to and working in the Corporate Trust Office of the Securities Administrator obtains actual knowledge of such failure or event or any Responsible Officer of the Securities Administrator receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Trustee, the Depositor or any Certificateholder; and

            (v) Except to the extent provided in Section 8.05 in respect of the Trustee, no provision in this Agreement shall require the Trustee or the Securities Administrator to expend or risk its own funds or otherwise incur any personal financial liability in the performance of any of its duties as Trustee or Securities Administrator hereunder, or in the exercise of any of its rights or powers, if the Trustee or the Securities Administrator shall have reasonable grounds for believing that repayment of funds or adequate indemnity or security satisfactory to it against such risk or liability is not reasonably assured to it and none of the provisions contained in this Agreement shall in any event require the Securities Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer under this Agreement.

            Section 9.02 Certain Matters Affecting the Trustee and the Securities Administrator. Except as otherwise provided in Section 9.01:

            (i) The Trustee and the Securities Administrator may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the manner of obtaining consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to the reasonable regulations as the Trustee and the Securities Administrator, as applicable, may prescribe;

            (ii) The Trustee and the Securities Administrator may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

            (iii) Neither the Trustee nor the Securities Administrator shall be under any obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee or the Securities Administrator, as the case may be, reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Securities Administrator of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

            (iv) Neither the Trustee nor the Securities Administrator shall be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

            (v) Prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default which may have occurred, neither the Trustee nor the Securities Administrator shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee or the Securities Administrator of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee or the Securities Administrator, as applicable, not reasonably assured to the Trustee or the Securities Administrator, as applicable, by the security afforded to it by the terms of this Agreement, the Trustee or the Securities Administrator, as the case may be, may require reasonable indemnity or security satisfactory to it against such expense or liability or payment of such estimated expenses as a condition to so proceeding;

            (vi) The Trustee and the Securities Administrator may each execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, accountants, custodian or independent contractor; and

            (vii) The right of the Trustee or the Securities Administrator to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and neither the Trustee nor the Securities Administrator shall be answerable for other than its gross negligence or willful misconduct in the performance of any such act.

            Section 9.03 Neither Trustee nor Securities Administrator Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates (other than the execution of, and the authentication on the Certificates) shall be taken as the statements of the Depositor or the Master Servicer, as applicable, and neither the Trustee nor the Securities Administrator assumes responsibility for their correctness. Neither the Trustee nor the Securities Administrator makes any representations as to the validity or sufficiency of this Agreement or of the Certificates or any Mortgage Loans or the Mortgage Certificates save that the Trustee and the Securities Administrator represent that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject, as to enforcement of remedies, to applicable insolvency, receivership, moratorium and other laws affecting the rights of creditors generally, and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law).

            Neither the Trustee nor the Securities Administrator shall at any time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage, any Mortgage Loan or any Mortgage Certificate, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority or for or with respect to the sufficiency of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as the successor to the Master Servicer); the validity of the assignment of any Mortgage Loan or Mortgage Certificate to the Trustee or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan or Mortgage Certificate (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor to the Master Servicer); the compliance by the Depositor or the Master Servicer with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation; any investment of monies by or at the direction of the Master Servicer or any loss resulting therefrom, it being understood that the Trustee and the Securities Administrator shall remain responsible for any Trust property that it may hold in its individual capacity; the acts or omissions of any of the Depositor, the Master Servicer (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor to the Master Servicer), or any Mortgagor; any action of the Master Servicer (other than if the Trustee shall assume the duties of the Master Servicer pursuant to
Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor to the Master Servicer) taken in the name of the Securities Administrator; the failure of the Master Servicer to act or perform any duties required of it as agent of the Trust or the Securities Administrator hereunder; or any action by the Trustee or the Securities Administrator taken at the instruction of the Master Servicer (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor to the Master Servicer); provided, however, that the foregoing shall not relieve the Trustee or the Securities Administrator of its obligation to perform its duties under this Agreement, including, without limitation, the Trustee's review of the Mortgage Files pursuant to Section 2.02. The Trustee shall execute and file any financing or continuation statement in any public office at any time required to maintain the perfection of any security interest or lien granted to it hereunder.

            Section 9.04 Trustee and Securities Administrator May Own Certificates. Each of the Trustee and the Securities Administrator in their individual or any other capacities may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee or the Securities Administrator and may otherwise deal with the Master Servicer or any of its affiliates with the same right it would have if it were not the Trustee or the Securities Administrator.

            Section 9.05 Eligibility Requirements for Trustee and the Securities Administrator. The Trustee and the Securities Administrator hereunder shall at all times be (a) an institution the deposits of which are fully insured by the FDIC and (b) a corporation or banking association organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000.00 and subject to supervision or examination by Federal or State authority and (c) with respect to every successor trustee or securities administrator hereunder either an institution
(i) the long-term unsecured debt obligations of which are rated at least "A" by Fitch and S&P or "A2" by Moody's or (ii) whose serving as Trustee or Securities Administrator hereunder would not result in the lowering of the ratings originally assigned to any Class of Certificates. The Trustee shall not be an affiliate of the Depositor, the Master Servicer or any Servicer. If such corporation or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.05, the combined capital and surplus of such corporation or banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The principal office of the Trustee and the Securities Administrator (other than the initial Trustee or Securities Administrator) shall be in a state with respect to which an Opinion of Counsel has been delivered to such Trustee at the time such Trustee or Securities Administrator is appointed Trustee or Securities Administrator to the effect that the Trust will not be a taxable entity under the laws of such state. In case at any time the Trustee or the Securities Administrator shall cease to be eligible in accordance with the provision of this Section 9.05, the Trustee or the Securities Administrator, as the case may be, shall resign immediately in the manner and with the effect specified in Section 9.06.

            The Securities Administrator (i) may not be an originator, the Master Servicer, Servicer, the Depositor or an affiliate of the Depositor unless the Securities Administrator is in an institutional trust department, (ii) must be authorized to exercise corporate trust powers under the laws of its jurisdiction of organization, and (iii) must be rated at least "A/F1" by Fitch and "A-1" by S&P, if Fitch and S&P, as applicable, is a Rating Agency, or the equivalent rating by Moody's Investors Service, Inc. (or such other rating acceptable to Fitch and S&P pursuant to a ratings confirmation). If no successor Securities Administrator shall have been appointed and shall have accepted appointment within 60 days after the Securities Administrator ceases to be the Securities Administrator pursuant to this Section 9.05, then the Trustee shall perform the duties of the Securities Administrator pursuant to this Agreement. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, an institution qualified under Section 9.05 hereof as the successor to the Securities Administrator hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of a Securities Administrator hereunder; provided, however, that any such institution appointed as successor Securities Administrator shall not, as evidenced in writing by each Rating Agency, adversely affect the then current rating of any Class of Certificates immediately prior to the termination of the Securities Administrator. The Trustee shall notify the Rating Agencies of any change of the Securities Administrator.

            Section 9.06 Resignation and Removal of Trustee and the Securities Administrator. The Trustee or the Securities Administrator may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Master Servicer and the Depositor and mailing a copy of such notice to all Holders of record. The Trustee or the Securities Administrator, as applicable, shall also mail a copy of such notice of resignation to each Rating Agency. Upon receiving such notice of resignation, the Depositor shall use its best efforts to promptly appoint a mutually acceptable successor Trustee or Securities Administrator, as applicable, by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee or Securities Administrator, as applicable, and one copy to the successor Trustee or Securities Administrator, as applicable. If no successor Trustee or Securities Administrator, as the case may be, shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee or Securities Administrator may petition any court of competent jurisdiction for the appointment of a successor Trustee or Securities Administrator.

            If at any time the Trustee or Securities Administrator shall cease to be eligible in accordance with the provisions of Section 9.05 and shall fail to resign after written request therefor by the Master Servicer, or if at any time the Trustee or the Securities Administrator shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or the Securities Administrator or of their respective property shall be appointed, or any public officer shall take charge or control of the Trustee or the Securities Administrator or of their respective property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Master Servicer may remove the Trustee or the Securities Administrator, as the case may be, and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee or the Securities Administrator, as applicable, so removed and one copy to the successor.

            The Holders of Certificates evidencing not less than 50% of the Voting Rights may at any time remove the Trustee or the Securities Administrator by written instrument or instruments delivered to the Master Servicer and the Trustee or the Securities Administrator, as applicable; the Master Servicer shall thereupon use their best efforts to appoint a mutually acceptable successor Trustee or Securities Administrator, as the case may be, in accordance with this Section 9.06.

            Any resignation or removal of the Trustee or the Securities Administrator and appointment of a successor Trustee pursuant to any of the provisions of this Section 9.06 shall become effective upon acceptance of appointment by the successor Trustee or Securities Administrator, as the case may be, as provided in Section 9.07.

            Section 9.07 Successor Trustee or Securities Administrator. Any successor Trustee or successor Securities Administrator appointed as provided in
Section 9.06 shall execute, acknowledge and deliver to the Master Servicer and to its predecessor Trustee or Securities Administrator, as applicable, an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee or Securities Administrator shall become effective and such successor Trustee or Securities Administrator, as the case may be, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee or Securities Administrator, as applicable, herein. The predecessor Trustee or Securities Administrator shall duly assign, transfer, deliver and pay over to the successor Trustee or Securities Administrator, as the case may be, the whole of the Mortgage Files and related documents and statements held by it hereunder and any documents relating to the Mortgage Certificates, together with all instruments of transfer and assignment or other documents properly executed as may be reasonably required to effect such transfer and such of the records or copies thereof maintained by the predecessor Trustee or Securities Administrator in the administration hereof as may be reasonably requested by the successor Trustee or Securities Administrator, as the case may be, and shall thereupon be discharged from all duties and responsibilities under this Agreement; provided, however, that if the predecessor Trustee or Securities Administrator has been removed pursuant to the third paragraph of Section 9.06, all reasonable expenses of the predecessor Trustee or Securities Administrator incurred in complying with this
Section 9.07 shall be reimbursed by the Trust.

            No successor Trustee or Securities Administrator shall accept appointment as provided in this Section 9.07 unless at the time of such appointment such successor Trustee or Securities Administrator, as the case may be, shall be eligible under the provisions of Section 9.05.

            Upon acceptance of appointment by a successor Trustee or Securities Administrator, as applicable, as provided in this Section 9.07, the Master Servicer shall cooperate to mail notice of the succession of such Trustee or Securities Administrator, as the case may be, hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency. If the Master Servicer fails to mail such notice within ten days after acceptance of appointment by the successor Trustee or Securities Administrator, the successor Trustee or Securities Administrator, as the case may be, shall cause such notice to be mailed at the expense of the Master Servicer.

            Section 9.08 Merger or Consolidation of Trustee or Securities Administrator. Any corporation or banking association into which either the Trustee or the Securities Administrator may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which the Trustee or the Securities Administrator shall be a party, or any corporation or banking association succeeding to all or substantially all of the corporate trust business of the Trustee or the Securities Administrator, shall be the successor of the Trustee or the Securities Administrator, as applicable, hereunder, if such corporation or banking association is eligible under the provisions of Section 9.05, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            Section 9.09 Appointment of Co-Trustee or Separate Trustee. Notwithstanding any of the provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any Mortgaged Property may at the time be located or for any other reason, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee as co-trustee or separate trustee of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity, such title to the Trust Estate, or any part thereof, and, subject to the other provision of this Section 9.09, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If one or both of the Master Servicer shall not have joined in such appointment within ten days after the receipt by it of a request to do so, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section
9.05 and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 9.07. The Securities Administrator shall be responsible for the fees of any co-trustee or separate trustee appointed hereunder.

            In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 9.09, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee. No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; provided, however, that no appointment of a co-trustee or separate trustee hereunder shall relieve the Trustee of its obligations hereunder.

            Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

            Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall become incapable of acting, resign or be removed, or shall be adjudged a bankrupt or insolvent, or a receiver of its property shall be appointed, or any public officer shall take charge or control of such trustee or co-trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

            Section 9.10 Authenticating Agents. The Securities Administrator may appoint one or more authenticating agents ("Authenticating Agents") which shall be authorized to act on behalf of the Securities Administrator in authenticating or countersigning Certificates. Initially, the Authenticating Agent shall be Wells Fargo Bank, N.A. Wherever reference is made in this Agreement to the authentication or countersigning of Certificates by the Securities Administrator or the Securities Administrator's certificate of authentication or countersigning, such reference shall be deemed to include authentication or countersigning on behalf of the Securities Administrator by an Authenticating Agent and a certificate of authentication or countersignature executed on behalf of the Securities Administrator by an Authenticating Agent. Each Authenticating Agent must be acceptable to the Master Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any State, having a place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by Federal or State authorities.

            Any corporation or banking association into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation or banking association succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Securities Administrator or the Authenticating Agent.

            Any Authenticating Agent may at any time resign by giving written notice of resignation to the Securities Administrator and to the Master Servicer. The Securities Administrator may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case, at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 9.10, the Securities Administrator may appoint a successor Authenticating Agent, shall give written notice of such appointment to the Master Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent.

            Section 9.11 Securities Administrator's Fees and Expenses and Trustee's Fees and Expenses. The Trustee, as compensation for its services hereunder, shall be entitled to a fee in an amount agreed upon between the Trustee and the Securities Administrator, payable by the Securities Administrator out of its own funds and not out of any funds of the Trust Estate. The Securities Administrator shall be entitled to the Securities Administrator Fee on each Distribution Date as compensation for its services hereunder. The Trustee and the Securities Administrator, as the case may be, and any director, officer, employee or agent of the Trustee or the Securities Administrator, as the case may be, shall be indemnified and held harmless by the Trust against any claims, damage, loss, liability or expense (including reasonable attorney's fees) (a) incurred in connection with or arising from or relating to (i) this Agreement, (ii) the Certificates, or (iii) the performance of any of the Trustee's or Securities Administrator's, as the case may be, duties hereunder, other than any claims, damage, loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of any of the Trustee's or Securities Administrator's, as the case may be, duties hereunder, (b) resulting from any tax or information return which was prepared by, or should have been prepared by, the Master Servicer and (c) arising out of the transfer of any ERISA-Restricted Certificate or Residual Certificate not in compliance with ERISA. Without limiting the foregoing, except as otherwise agreed upon in writing by the Depositor and the Trustee or the Securities Administrator, and except for any such expense, disbursement or advance as may arise from the Trustee's or the Securities Administrator's gross negligence, bad faith or willful misconduct, the Trust shall reimburse the Trustee and the Securities Administrator for all reasonable expenses, disbursements and advances incurred or made by the Trustee or the Securities Administrator in accordance with any of the provisions of this Agreement to the extent permitted by Treasury Regulations Section 1.860G-1(b)(3)(ii) and (iii); provided, however, that the Depositor, the Securities Administrator and the Trustee intend to enter into a separate agreement for custody-related services. Except as otherwise provided herein, neither the Trustee nor the Securities Administrator shall be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee or the Securities Administrator, as applicable, in the ordinary course of its duties as Trustee or Securities Administrator, Certificate Registrar or Paying Agent hereunder or for any other expenses. The provisions of this Section
9.11 shall survive the termination of this Agreement or the resignation or removal of the Trustee or the Securities Administrator, as applicable, hereunder.

            Section 9.12 Appointment of Custodian. The Trustee may at any time on or after the Closing Date, with the consent of the Depositor and the Master Servicer, appoint one or more Custodians to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a custodial agreement in a form acceptable to the Depositor and the related Master Servicer. Subject to this Article IX, the Trustee agrees to enforce the terms and provisions hereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File.

            Section 9.13 Paying Agents. The Securities Administrator may appoint one or more Paying Agents (each, a "Paying Agent") which shall be authorized to act on behalf of the Securities Administrator in making withdrawals from the Certificate Account and distributions to Certificateholders as provided in
Section 3.09, Section 5.02 and Section 5.03. Wherever reference is made in this Agreement to the withdrawal from the Certificate Account by the Securities Administrator, such reference shall be deemed to include such a withdrawal on behalf of the Securities Administrator by a Paying Agent. Initially, the Paying Agent shall be Wells Fargo Bank, N.A. Whenever reference is made in this Agreement to a distribution by the Securities Administrator or the furnishing of a statement to Certificateholders by the Securities Administrator, such reference shall be deemed to include such a distribution or furnishing on behalf of the Securities Administrator by a Paying Agent. Each Paying Agent shall provide to the Securities Administrator such information concerning the Certificate Account as the Securities Administrator shall request from time to time. Each Paying Agent must be reasonably acceptable to the Master Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any state, having (except in the case of the Trustee or the Securities Administrator) a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities. Any fees and expenses (but not including any indemnity payments) of a Paying Agent appointed pursuant to this Agreement shall be payable by the Securities Administrator out of its own funds and not out of any funds in the Trust Estate.

            Any corporation into which any Paying Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Paying Agent shall be a party, or any corporation succeeding to the corporate agency business of any Paying Agent, shall continue to be the Paying Agent provided that such corporation after the consummation of such merger, conversion, consolidation or succession meets the eligibility requirements of this Section 9.13.

            Any Paying Agent may at any time resign by giving written notice of resignation to the Trustee, the Securities Administrator and to the Master Servicer; provided that the Paying Agent has returned to the Certificate Account or otherwise accounted, to the reasonable satisfaction of the Securities Administrator, for all amounts it has withdrawn from the Certificate Account. The Securities Administrator may, upon prior written approval of the Master Servicer, at any time terminate the agency of any Paying Agent by giving written notice of termination to such Paying Agent and to the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Paying Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this Section 9.13, the Securities Administrator may appoint, upon prior written approval of the Master Servicer, a successor Paying Agent, shall give written notice of such appointment to the Master Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Paying Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Paying Agent. The Securities Administrator shall remain liable for any duties and obligations assumed by its appointed Paying Agent.

            Section 9.14 Limitation of Liability. The Certificates are executed by the Securities Administrator, not in its individual capacity but solely as Securities Administrator of the Trust, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Securities Administrator in the Certificates is made and intended not as a personal undertaking or agreement by the Securities Administrator but is made and intended for the purpose of binding only the Trust.

            Section 9.15 Trustee or Securities Administrator May Enforce Claims Without Possession of Certificates. All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee or the Securities Administrator without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such preceding instituted by the Trustee or the Securities Administrator shall be brought in its own name or in its capacity as Trustee or Securities Administrator. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been recovered.

            Section 9.16 Suits for Enforcement. In case an Event of Default or other default by the Master Servicer or the Depositor hereunder shall occur and be continuing, the Trustee, in its discretion, may proceed to protect and enforce its rights and the rights of the Holders of Certificates under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee and the Certificateholders.

            Section 9.17 Waiver of Bond Requirement. The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee post a bond or other surety with any court, agency or body whatsoever.

            Section 9.18 Waiver of Inventory, Accounting and Appraisal Requirement. The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee file any inventory, accounting or appraisal of the Trust with any court, agency or body at any time or in any manner whatsoever.

                                   ARTICLE X

                                   TERMINATION

            Section 10.01 Termination. Subject to Section 10.02, the respective obligations and responsibilities of the Depositor, the Master Servicer, the Securities Administrator and the Trustee created hereby (other than the obligation of the Securities Administrator to make certain payments to Certificateholders after the Final Distribution Date and to send certain notices as hereinafter set forth and the obligations of the Securities Administrator pursuant to Sections 5.06(b) and 5.07(b)) shall terminate upon the last action required to be taken by the Securities Administrator on the Final Distribution Date pursuant to this Article X following the earlier of (a) the later of (1) the purchase of all the Mortgage Loans and all REO Property remaining in the Trust Estate by the Master Servicer at a price equal to the sum of (i) 100% of the unpaid principal balance of each Mortgage Loan (other than any Mortgage Loan as to which REO Property has been acquired and whose fair market value is included pursuant to clause (ii) below) (ii) the fair market value of such REO Property, plus any Class Unpaid Interest Shortfall for any Class of Group 1 Certificates or Component Unpaid Interest Shortfall for the Class 1-A-1/2 Component as well as any accrued and unpaid interest through the last day of the month of such purchase at the related Mortgage Interest Rate on the unpaid principal balance of each Mortgage Loan (including any Mortgage Loan as to which REO Property has been acquired) and (2) the final payments of the Mortgage Certificates or (b) the later of (1) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate or the disposition of all REO Property and (2) the final payment on the Mortgage Certificates.

            The Master Servicer may not exercise its purchase option for the Mortgage Loans until all Reimbursement Amounts for the Mortgage Loans have been paid. The Securities Administrator shall notify the Seller, upon notice of Master Servicer's intent to exercise its purchase option of any Reimbursement Amount outstanding.

            Regardless of the foregoing, in no event shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

            The right of the Master Servicer to purchase the Mortgage Loans is conditioned upon the aggregate Stated Principal Balance of the Mortgage Loans being less than 10% of the aggregate Cut-Off Date Principal Balance of the Mortgage Loans. In addition, the right of the Master Servicer to purchase the applicable Mortgage Loans is conditioned on the sum of clause (a)(1)(i) and (ii) of the first paragraph of this Section 10.01 being less than or equal to the aggregate fair market value of the Mortgage Loans being purchased (other than any Mortgage Loan as to which REO Property has been acquired) and the REO Properties; provided, however, that this sentence shall not apply to any purchase by the Master Servicer if, at the time of purchase, the Master Servicer is no longer subject to regulation by the Office of the Comptroller of the Currency, the FDIC, the Federal Reserve or the OTS. Fair market value for the purposes of the previous sentence and the first paragraph of this Section 10.01 will be determined by the Master Servicer as of the close of business on the third (3rd) Business Day next preceding the date upon which such notice of the exercise of any purchase right is furnished to Certificateholders pursuant to the sixth paragraph of this Section 10.01.

            If such right is exercised by the Master Servicer, the Trustee shall, promptly following payment of the purchase price, release to the Master Servicer or its respective designees, the Mortgage Files pertaining to such Mortgage Loans being purchased.

            Notice of the exercise of any purchase option by the Master Servicer and notice of any termination of the Trust or any portion of the Trust, specifying the Final Distribution Date or the applicable Distribution Date, upon which the applicable Certificateholders may surrender their Certificates to the Securities Administrator for payment of the final distribution and for cancellation, shall be given promptly by the Securities Administrator by letter to the applicable Certificateholders mailed not earlier than the 10th day and not later than the 15th day of the month next preceding the month of such final distribution specifying (1) the Final Distribution Date or the applicable Distribution Date, upon which final payment of the applicable Certificates will be made upon presentation and surrender of such Certificates at the office or agency of the Securities Administrator therein designated, (2) the amount of any such final payment and (3) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the applicable Certificates at the office or agency of the Securities Administrator therein specified. Upon the exercise of its purchase option, the Master Servicer shall remit to the Securities Administrator for deposit to the Certificate Account on or before the Final Distribution Date or the applicable Distribution Date, in immediately available funds an amount equal to the amount necessary to make the amount, if any, on deposit in the Certificate Account on such Final Distribution Date or Distribution Date, as applicable, equal to the purchase price for the related assets of the Trust Estate or any portion of the Trust Estate computed as above provided together with a statement as to the amount to be distributed on each applicable Class of Certificates pursuant to the next succeeding paragraph.

            Upon presentation and surrender of the applicable Certificates, the Securities Administrator shall cause to be distributed to the applicable Certificateholders of each Class, in the order set forth in Section 5.02 or
Section 5.03 hereof, on the Final Distribution Date or the applicable Distribution Date, and in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount equal to (I) as to each such Class of Certificates, the Class Certificate Balance thereof plus
(a) accrued interest thereon in the case of an interest-bearing Certificate or Component, as applicable, and (b) the Class PO Deferred Amount with respect to the Class 30-PO Certificates and (II) as to the Class 1-A-R and Class 1-A-LR Certificates, as applicable, the amounts, if any, which remain on deposit in the Certificate Account with respect to the related Mortgage Loans (and are deemed to be on deposit in the Upper-Tier Certificate Sub-Account, as applicable, other than the amounts retained to meet claims) after application pursuant to clause
(I) above. An amount shall be distributed in respect of interest and principal, as applicable, to the Uncertificated Lower-Tier Interests in the same manner as principal and interest are distributed to the Uncertificated Lower-Tier Interests as provided in Section 5.14.

            If the applicable Certificateholders do not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date, the Securities Administrator shall on such date cause all funds in the Certificate Account not distributed in final distribution to such Certificateholders of such Group to continue to be held by the Securities Administrator in an Eligible Account for the benefit of such Certificateholders and the Securities Administrator shall give a second written notice to the remaining applicable Certificateholders to surrender their Certificates for cancellation and receive a final distribution with respect thereto. If within one (1) year after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Securities Administrator may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining applicable Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such Eligible Account.

            Section 10.02 Additional Termination Requirements. (a) If the Master Servicer exercises its purchase option relating to the Mortgage Loans as provided in Section 10.01, after the final distribution on the Mortgage Certificates has occurred, the Trust shall be terminated in accordance with the following additional requirements, unless the Securities Administrator and the Trustee have received an Opinion of Counsel to the effect that the failure of the Trust to comply with the requirements of this Section 10.02 will not (i) result in the imposition of taxes on "prohibited transactions" or "prohibited contributions" in respect of any Trust REMIC as defined in the REMIC Provisions, or (ii) cause any Trust REMIC to fail to qualify as a REMIC at any time that any related Certificates or Uncertificated Lower-Tier Interests are outstanding:

            (i) The Securities Administrator shall specify the first day in the 90-day liquidation period in a statement attached to each applicable Trust REMIC's final tax return pursuant to Treasury Regulation Section 1.860F-1 and shall satisfy all requirements of a qualified liquidation under
      Section 860F of the Code and any regulations thereunder;

            (ii) During such 90-day liquidation period, and at or prior to the time of making of the final payment on the Certificates, the Securities Administrator shall sell all of the assets of the Lower-Tier REMIC to the Master Servicer for cash; and

            (iii) At the time of the making of the final distribution on the Certificates, the Securities Administrator shall distribute or credit, or cause to be distributed or credited to the Holders of the Residual Certificates all cash on hand in the Trust Estate (other than cash retained to meet claims), and the Trust shall terminate at that time.

            (b) By their acceptance of the Residual Certificates, the Holders thereof hereby agree to take such other action in connection with such plan of complete liquidation as may be reasonably requested by the Depositor, the Trustee or the Securities Administrator.

            (c) For the avoidance of doubt, the Lower-Tier REMIC may be terminated at the time that there are Group 1 Certificates outstanding, notwithstanding the fact that the Trust Estate still holds one or more Mortgage Certificates.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

            Section 11.01 Amendment. This Agreement may be amended from time to time by the Depositor, the Master Servicer, the Securities Administrator and the Trustee without the consent of any of the Certificateholders, (i) to cure any ambiguity or mistake, (ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions of this Agreement, any amendment to this Agreement or the related Prospectus Supplement, (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of any Trust REMIC as a REMIC at all times that any related Certificates or Uncertificated Lower-Tier Interets are outstanding or to avoid or minimize the risk of the imposition of any tax on any Trust REMIC pursuant to the Code that would be a claim against the Trust Estate, provided that (a) the Trustee and the Securities Administrator have received an Opinion of Counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (b) such action shall not, as evidenced by such Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, (iv) to change the timing and/or nature of deposits into the Certificate Account provided that (a) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (b) such change shall not adversely affect the then-current rating of the Senior Certificates, Class B-1, Class B-2, Class B-3, Class B-4, or Class B-5 Certificates as evidenced by a letter from each Rating Agency rating such Certificates to such effect and (v) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, provided that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders and no Opinion of Counsel to that effect shall be required if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates.

            This Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Securities Administrator and the Trustee, with the consent of the Holders of Certificates of each Class of Certificates which is affected by such amendment, evidencing, as to each such Class of Certificates, Percentage Interests aggregating not less than 66-2/3%, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of such Certificates; provided, however, that no such amendment shall (A) reduce in any manner the amount of, or delay the timing of, collections of payments on Mortgage Loans or distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate or (B) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Certificates then Outstanding.

            Prior to the solicitation of consent of Certificateholders in connection with any such amendment, the party seeking such amendment shall furnish the Trustee and the Securities Administrator with an Opinion of Counsel stating whether such amendment would adversely affect the qualification of any Trust REMIC created hereunder as a REMIC and notice of the conclusion expressed in such Opinion of Counsel shall be included with any such solicitation.

            Promptly after the execution of any such amendment or consent the Securities Administrator shall furnish written notification of the substance of or a copy of such amendment to each Certificateholder and to each Rating Agency.

            It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Securities Administrator may prescribe.

            Section 11.02 Recordation of Agreement; Counterparts. This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense at the direction of Holders of Certificates evidencing not less than 50% of all Voting Rights, but only upon delivery to the Securities Administrator at the expense of the requesting Certificateholders of an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Certificateholders.

            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 11.03 Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

            No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

            No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Securities Administrator a written notice of default and of the continuance thereof, as provided herein, and unless also the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of each Class of Certificates affected thereby shall have made written request upon the Securities Administrator to institute such action, suit or proceeding in its own name as Securities Administrator hereunder and shall have offered to the Securities Administrator such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Securities Administrator, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Securities Administrator, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this
Section 11.03, each and every Certificateholder and the Securities Administrator shall be entitled to such relief as can be given either at law or in equity.

            Section 11.04 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT APPLICATION OF THE CONFLICTS OF LAWS PROVISIONS THEREOF (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            With respect to any claim arising out of this Agreement, each party irrevocably submits to the exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in The City of New York, and each party irrevocably waives any objection which it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating hereto brought in any such courts, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum and further irrevocably waives the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party, provided that service of process has been made by any lawful means.

            Section 11.05 Notices. All demands, notices, instructions, directions, requests and communications required or permitted to be delivered hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, (provided, however, that notices to the Securities Administrator may be delivered by facsimile and shall be deemed effective upon receipt) to (a) in the case of the Depositor, Banc of America Funding Corporation, 214 North Tryon Street, Charlotte, North Carolina 28255, Attention: General Counsel and Chief Financial Officer, (b) in the case of the Master Servicer, Wells Fargo Bank, N.A., 9062 Old Annapolis Road, Columbia, Maryland 21045, Attention: BAFC 2005-3,
(c) in the case of the Securities Administrator, Wells Fargo Bank, N.A., P.O. Box 98, Columbia, Maryland 21046, Attention: BAFC, Series 2005-3, and for overnight delivery purposes, Wells Fargo Bank, N.A., 9062 Old Annapolis Road, Columbia, Maryland 21045-1951, Attention: BAFC, Series 2005-3, with a copy to Wells Fargo Bank, N.A., Sixth and Marquette Avenue, Minneapolis, Minnesota, 55479, Attention: BAFC, Series 2005-3, (d) in the case of the Trustee, Wachovia Bank, National Association, 401 South Tryon Street, Charlotte, North Carolina 28288, Attention: Structured Finance Services, BAFC 2005-3, (e) in the case of Fitch Ratings, One State Street Plaza, New York, New York 10004, Attn:
Residential Mortgage Surveillance Group, (f) in the case of S&P, Standard & Poor's, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, NY 10041, Attn: Residential Mortgage Surveillance Manager; and (g) in the case of Moody's, Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attn: Residential Mortgage Monitoring Group or, as to each party, at such other address as shall be designated by such party in a written notice to each other party; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice to a Certificateholder so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

            Section 11.06 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

            Section 11.07 Certificates Nonassessable and Fully Paid. It is the intention of the Securities Administrator that Certificateholders shall not be personally liable for obligations of the Trust Estate, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust Estate or for any reason whatsoever, and that Certificates upon execution, authentication and delivery thereof by the Securities Administrator pursuant to Section 6.01 are and shall be deemed fully paid.

            Section 11.08 Access to List of Certificateholders. The Certificate Registrar will furnish or cause to be furnished to the Trustee and the Securities Administrator, within 15 days after the receipt of a request by the Trustee and/or the Securities Administrator in writing, a list, in such form as the Trustee and/or the Securities Administrator may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to Certificateholders.

            If three or more Certificateholders apply in writing to the Securities Administrator, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Securities Administrator shall, within five (5) Business Days after the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Securities Administrator. If such a list is as of a date more than 90 days prior to the date of receipt of such applicants' request, the Securities Administrator shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt.

            Every Certificateholder, by receiving and holding such list, agrees with the Certificate Registrar and the Securities Administrator that neither the Certificate Registrar nor the Securities Administrator shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

            Section 11.09 Recharacterization. The parties to this Agreement intend the conveyance by the Depositor to the Trustee of all of its right, title and interest in and to the Mortgage Loans and the Mortgage Certificates pursuant to this Agreement to constitute a purchase and sale and not a loan. Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that the Depositor shall be deemed to have granted to the Trustee a first priority security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans and Mortgage Certificates.

            IN WITNESS WHEREOF, the Depositor, the Master Servicer, the Securities Administrator and the Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized to be hereunto affixed, all as of the day and year first above written.

                                       BANC OF AMERICA FUNDING CORPORATION,
                                          as Depositor

                                       By:
                                          ------------------------------------
                                          Name: Scott Evans
                                          Title:  Senior Vice President

                                       WELLS FARGO BANK, N.A.,
                                          as a Master Servicer

                                       By:
                                          ------------------------------------
                                          Name:
                                          Title:

                                       WELLS FARGO BANK, N.A.,
                                          as Securities Administrator

                                       By:
                                          ------------------------------------
                                          Name:
                                          Title:

                                       WACHOVIA BANK, NATIONAL ASSOCIATION,
                                          as Trustee

                                       By:
                                          ------------------------------------
                                          Name:
                                          Title:

STATE OF                )
                        ) ss.:
COUNTY                  )
                        )

            On the __th day of May, 2005, before me, a notary public in and for the State of ___________, personally appeared _________________, known to me who, being by me duly sworn, did depose and say that s/he is a _______________ of Wells Fargo Bank, N.A., a national banking association, one of the parties that executed the foregoing instrument; and that s/he signed his name thereto by order of the Board of Directors of such association.

                                                     --------------------------
                                                            Notary Public

[Notarial Seal]

My commission expires ____________.

STATE OF NORTH CAROLINA       )
                              ) ss.:
COUNTY OF MECKLENBURG         )
                              )

            On the __th day of May, 2005, before me, a notary public in and for the State of North Carolina, personally appeared ______________, known to me who, being by me duly sworn, did depose and say that s/he is a _____________ of Banc of America Funding Corporation, a Delaware corporation, one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors of such corporation.

                                                     --------------------------
                                                            Notary Public

[Notarial Seal]

My commission expires ____________.

STATE OF NORTH CAROLINA       )
                              ) ss.:
COUNTY OF MECKLENBURG         )
                              )

            On the __th day of May, 2005, before me, a notary public in and for the State of North Carolina, personally appeared ______________, known to me who, being by me duly sworn, did depose and say that s/he is a _____________ of Wachovia Bank, National Association, a national banking association, one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors of such association.

                                                     --------------------------
                                                            Notary Public

[Notarial Seal]

My commission expires ____________.

             [Notary Page to the Pooling and Servicing Agreement]

STATE OF                      )
                              ) ss.:
COUNTY OF                     )
                              )

            On the __th day of May, 2005, before me, a notary public in and for the State of ___________, personally appeared ___________________, known to me who, being by me duly sworn, did depose and say that she is a __________________ of Wells Fargo Bank, N.A., a national banking association, one of the parties that executed the foregoing instrument; and that s/he signed his name thereto by order of the Board of Directors of such association.

                                                     --------------------------
                                                            Notary Public

[Notarial Seal]

My commission expires ____________.

                                 EXHIBIT A-1-A-1

                    [FORM OF FACE OF CLASS 1-A-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                   Class 1-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                   Class 1-A-1

evidencing an interest in a Trust consisting primarily of two groups of assets. The first group of assets consists of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties and the second group of assets consists of previously issued mortgage-backed certificates (the "Mortgage Certificates"), in each case deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               May 1, 2005

First Distribution Date:                    June 27, 2005

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $19,723,000.00

Pass-Through Rate:                          5.500%

CUSIP No.:                                  05946X VH 3

ISIN No.:                                   US05946XVH33

         THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans and the Mortgage Certificates deposited by Banc of America Funding Corporation (the "Depositor"). This Certificate represents solely an interest in the Mortgage Loans. The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 27, 2005 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), Wachovia Bank, National Association, as trustee (the "Trustee"), and Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Trustee or the Securities Administrator or any of their respective affiliates. None of this Certificate, the Mortgage Loans, the Mortgage Certificates or the Underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or any other entity.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                       * *

                                 EXHIBIT A-1-A-2

                    [FORM OF FACE OF CLASS 1-A-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                   Class 1-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                   Class 1-A-2

evidencing an interest in a Trust consisting primarily of two groups of assets. The first group of assets consists of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties and the second group of assets consists of previously issued mortgage-backed certificates (the "Mortgage Certificates"), in each case deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               May 1, 2005

First Distribution Date:                    June 27, 2005

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $2,547,000.00

Pass-Through Rate:                          5.500%

CUSIP No.:                                  05946X VJ 9

ISIN No.:                                   US05946XVJ98

         THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans and the Mortgage Certificates deposited by Banc of America Funding Corporation (the "Depositor"). This Certificate represents solely an interest in the Mortgage Loans. The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 27, 2005 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), Wachovia Bank, National Association, as trustee (the "Trustee"), and Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Trustee or the Securities Administrator or any of their respective affiliates. None of this Certificate, the Mortgage Loans, the Mortgage Certificates or the Underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or any other entity.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                       * *

                                 EXHIBIT A-1-A-3

                    [FORM OF FACE OF CLASS 1-A-3 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                   Class 1-A-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                   Class 1-A-3

evidencing an interest in a Trust consisting primarily of two groups of assets. The first group of assets consists of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties and the second group of assets consists of previously issued mortgage-backed certificates (the "Mortgage Certificates"), in each case deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               May 1, 2005

First Distribution Date:                    June 27, 2005

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $2,703,000.00

Pass-Through Rate:                          5.500%

CUSIP No.:                                  05946X VK 6

ISIN No.:                                   US05946XVK61

         THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans and the Mortgage Certificates deposited by Banc of America Funding Corporation (the "Depositor"). This Certificate represents solely an interest in the Mortgage Loans. The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 27, 2005 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), Wachovia Bank, National Association, as trustee (the "Trustee"), and Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Trustee or the Securities Administrator or any of their respective affiliates. None of this Certificate, the Mortgage Loans, the Mortgage Certificates or the Underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or any other entity.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                       * *

                                 EXHIBIT A-1-A-4

                    [FORM OF FACE OF CLASS 1-A-4 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                   Class 1-A-4

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                   Class 1-A-4

evidencing an interest in a Trust consisting primarily of two groups of assets. The first group of assets consists of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties and the second group of assets consists of previously issued mortgage-backed certificates (the "Mortgage Certificates"), in each case deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               May 1, 2005

First Distribution Date:                    June 27, 2005

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $2,684,000.00

Pass-Through Rate:                          5.500%

CUSIP No.:                                  05946X VL 4

ISIN No.:                                   US05946XVL45

         THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans and the Mortgage Certificates deposited by Banc of America Funding Corporation (the "Depositor"). This Certificate represents solely an interest in the Mortgage Loans. The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 27, 2005 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), Wachovia Bank, National Association, as trustee (the "Trustee"), and Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Trustee or the Securities Administrator or any of their respective affiliates. None of this Certificate, the Mortgage Loans, the Mortgage Certificates or the Underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or any other entity.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                       * *

                                 EXHIBIT A-1-A-5

                    [FORM OF FACE OF CLASS 1-A-5 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                   Class 1-A-5

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                   Class 1-A-5

evidencing an interest in a Trust consisting primarily of two groups of assets. The first group of assets consists of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties and the second group of assets consists of previously issued mortgage-backed certificates (the "Mortgage Certificates"), in each case deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               May 1, 2005

First Distribution Date:                    June 27, 2005

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $2,000,000.00

Pass-Through Rate:                          5.500%

CUSIP No.:                                  05946X VM 2

ISIN No.:                                   US05946XVM28

         THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the current Certificate Balance of this Certificate by the current Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans and the Mortgage Certificates deposited by Banc of America Funding Corporation (the "Depositor"). This Certificate represents solely an interest in the Mortgage Loans. The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 27, 2005 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), Wachovia Bank, National Association, as trustee (the "Trustee"), and Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Trustee or the Securities Administrator or any of their respective affiliates. None of this Certificate, the Mortgage Loans, the Mortgage Certificates or the Underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or any other entity.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                       * *

                                 EXHIBIT A-1-A-6

                    [FORM OF FACE OF CLASS 1-A-6 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                   Class 1-A-6

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                   Class 1-A-6

evidencing an interest in a Trust consisting primarily of two groups of assets. The first group of assets consists of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties and the second group of assets consists of previously issued mortgage-backed certificates (the "Mortgage Certificates"), in each case deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               May 1, 2005

First Distribution Date:                    June 27, 2005

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $4,490,000.00

Pass-Through Rate:                          Floating

CUSIP No.:                                  05946X VN 0

ISIN No.:                                   US05946XVN01

         THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans and the Mortgage Certificates deposited by Banc of America Funding Corporation (the "Depositor"). This Certificate represents solely an interest in the Mortgage Loans. The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 27, 2005 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), Wachovia Bank, National Association, as trustee (the "Trustee"), and Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Trustee or the Securities Administrator or any of their respective affiliates. None of this Certificate, the Mortgage Loans, the Mortgage Certificates or the Underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or any other entity.

         The Pass-Through Rate applicable with respect to each Distribution Date shall be determined as provided in the Pooling and Servicing Agreement.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-1-A-7

                    [FORM OF FACE OF CLASS 1-A-7 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                   Class 1-A-7

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                   Class 1-A-7

evidencing an interest in a Trust consisting primarily of two groups of assets. The first group of assets consists of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties and the second group of assets consists of previously issued mortgage-backed certificates (the "Mortgage Certificates"), in each case deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               May 1, 2005

First Distribution Date:                    June 27, 2005

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $2,694,000.00

Pass-Through Rate:                          Inverse Floating Rate

CUSIP No.:                                  05946X VP 5

ISIN No.:                                   US05946XVP58

         THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans and the Mortgage Certificates deposited by Banc of America Funding Corporation (the "Depositor"). This Certificate represents solely an interest in the Mortgage Loans. The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 27, 2005 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), Wachovia Bank, National Association, as trustee (the "Trustee"), and Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Trustee or the Securities Administrator or any of their respective affiliates. None of this Certificate, the Mortgage Loans, the Mortgage Certificates or the Underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or any other entity.

         The Pass-Through Rate applicable with respect to each Distribution Date shall be determined as provided in the Pooling and Servicing Agreement.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-1-A-8

                    [FORM OF FACE OF CLASS 1-A-8 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                   Class 1-A-8

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                   Class 1-A-8

evidencing an interest in a Trust consisting primarily of two groups of assets. The first group of assets consists of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties and the second group of assets consists of previously issued mortgage-backed certificates (the "Mortgage Certificates"), in each case deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               May 1, 2005

First Distribution Date:                    June 27, 2005

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $1,982,000.00

Pass-Through Rate:                          5.250%

CUSIP No.:                                  05946X VQ 3

ISIN No.:                                   US05946XVQ32

         THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans and the Mortgage Certificates deposited by Banc of America Funding Corporation (the "Depositor"). This Certificate represents solely an interest in the Mortgage Loans. The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 27, 2005 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), Wachovia Bank, National Association, as trustee (the "Trustee"), and Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Trustee or the Securities Administrator or any of their respective affiliates. None of this Certificate, the Mortgage Loans, the Mortgage Certificates or the Underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or any other entity.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                       * *

                                 EXHIBIT A-1-A-9

                    [FORM OF FACE OF CLASS 1-A-9 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                   Class 1-A-9

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                   Class 1-A-9

evidencing an interest in a Trust consisting primarily of two groups of assets. The first group of assets consists of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties and the second group of assets consists of previously issued mortgage-backed certificates (the "Mortgage Certificates"), in each case deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               May 1, 2005

First Distribution Date:                    June 27, 2005

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $3,018,000.00

Pass-Through Rate:                          5.250%

CUSIP No.:                                  05946X VR 1

ISIN No.:                                   US05946XVR15

         THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans and the Mortgage Certificates deposited by Banc of America Funding Corporation (the "Depositor"). This Certificate represents solely an interest in the Mortgage Loans. The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 27, 2005 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), Wachovia Bank, National Association, as trustee (the "Trustee"), and Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Trustee or the Securities Administrator or any of their respective affiliates. None of this Certificate, the Mortgage Loans, the Mortgage Certificates or the Underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or any other entity.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                       * *

                                EXHIBIT A-1-A-10

                   [FORM OF FACE OF CLASS 1-A-10 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                  Class 1-A-10

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                  Class 1-A-10

evidencing an interest in a Trust consisting primarily of two groups of assets. The first group of assets consists of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties and the second group of assets consists of previously issued mortgage-backed certificates (the "Mortgage Certificates"), in each case deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               May 1, 2005

First Distribution Date:                    June 27, 2005

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $7,502,000.00

Pass-Through Rate:                          5.250%

CUSIP No.:                                  05946X VS 9

ISIN No.:                                   US05946XVS97

         THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans and the Mortgage Certificates deposited by Banc of America Funding Corporation (the "Depositor"). This Certificate represents solely an interest in the Mortgage Loans. The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 27, 2005 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), Wachovia Bank, National Association, as trustee (the "Trustee"), and Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Trustee or the Securities Administrator or any of their respective affiliates. None of this Certificate, the Mortgage Loans, the Mortgage Certificates or the Underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or any other entity.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                       * *

                                EXHIBIT A-1-A-11

                   [FORM OF FACE OF CLASS 1-A-11 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                  Class 1-A-11

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                  Class 1-A-11

evidencing an interest in a Trust consisting primarily of two groups of assets. The first group of assets consists of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties and the second group of assets consists of previously issued mortgage-backed certificates (the "Mortgage Certificates"), in each case deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               May 1, 2005

First Distribution Date:                    June 27, 2005

Initial Notional
Amount of this
Certificate
("Denomination"):                           $

Initial Notional

Amount of this Class:                       $341,000.00

Pass-Through Rate:                          5.500%

CUSIP No.:                                  05946X VT 7

ISIN No.:                                   US05946XVT70

         THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans and the Mortgage Certificates deposited by Banc of America Funding Corporation (the "Depositor"). This Certificate represents solely an interest in the Mortgage Loans. The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 27, 2005 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), Wachovia Bank, National Association, as trustee (the "Trustee"), and Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         This Class 1-A-11 Certificate is not entitled to any distributions with respect to principal.

         This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Trustee or the Securities Administrator referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Trustee or the Securities Administrator referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                EXHIBIT A-1-A-12

                   [FORM OF FACE OF CLASS 1-A-12 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                  Class 1-A-12

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                  Class 1-A-12

evidencing an interest in a Trust consisting primarily of two groups of assets. The first group of assets consists of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties and the second group of assets consists of previously issued mortgage-backed certificates (the "Mortgage Certificates"), in each case deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               May 1, 2005

First Distribution Date:                    June 27, 2005

Initial Notional
Amount of this
Certificate
("Denomination"):                           $

Initial Notional

Amount of this Class:                       $2,242,000.00

Pass-Through Rate:                          5.500%

CUSIP No.:                                  05946X VU 4

ISIN No.:                                   US05946XVU44

         THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans and the Mortgage Certificates deposited by Banc of America Funding Corporation (the "Depositor"). This Certificate represents solely an interest in the Mortgage Loans. The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 27, 2005 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), Wachovia Bank, National Association, as trustee (the "Trustee"), and Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         This Class 1-A-12 Certificate is not entitled to any distributions with respect to principal.

         This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Trustee or the Securities Administrator referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Trustee or the Securities Administrator referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                EXHIBIT A-1-A-13

                   [FORM OF FACE OF CLASS 1-A-13 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                  Class 1-A-13

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                  Class 1-A-13

evidencing an interest in a Trust consisting primarily of two groups of assets. The first group of assets consists of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties and the second group of assets consists of previously issued mortgage-backed certificates (the "Mortgage Certificates"), in each case deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               May 1, 2005

First Distribution Date:                    June 27, 2005

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $12,149,000.00

Pass-Through Rate:                          5.500%

CUSIP No.:                                  05946X VV 2

ISIN No.:                                   US05946XVV27

         THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans and the Mortgage Certificates deposited by Banc of America Funding Corporation (the "Depositor"). This Certificate represents solely an interest in the Mortgage Loans. The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 27, 2005 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), Wachovia Bank, National Association, as trustee (the "Trustee"), and Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Trustee or the Securities Administrator or any of their respective affiliates. None of this Certificate, the Mortgage Loans, the Mortgage Certificates or the Underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or any other entity.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                EXHIBIT A-1-A-14

                   [FORM OF FACE OF CLASS 1-A-14 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                  Class 1-A-14

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE, THE PRINCIPAL PORTION OF ANY REALIZED LOSSES ALLOCATED TO THE CLASS 1-A-13 CERTIFICATES WILL BE BORNE BY THE CLASS 1-A-14 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                  Class 1-A-14

evidencing an interest in a Trust consisting primarily of two groups of assets. The first group of assets consists of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties and the second group of assets consists of previously issued mortgage-backed certificates (the "Mortgage Certificates"), in each case deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               May 1, 2005

First Distribution Date:                    June 27, 2005

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $851,000.00

Pass-Through Rate:                          5.500%

CUSIP No.:                                  05946X VW 0

ISIN No.:                                   US05946XVW00

         THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans and the Mortgage Certificates deposited by Banc of America Funding Corporation (the "Depositor"). This Certificate represents solely an interest in the Mortgage Loans. The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 27, 2005 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), Wachovia Bank, National Association, as trustee (the "Trustee"), and Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Trustee or the Securities Administrator or any of their respective affiliates. None of this Certificate, the Mortgage Loans, the Mortgage Certificates or the Underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or any other entity.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                EXHIBIT A-1-A-15

                   [FORM OF FACE OF CLASS 1-A-15 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                  Class 1-A-15

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                  Class 1-A-15

evidencing an interest in a Trust consisting primarily of two groups of assets. The first group of assets consists of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties and the second group of assets consists of previously issued mortgage-backed certificates (the "Mortgage Certificates"), in each case deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               May 1, 2005

First Distribution Date:                    June 27, 2005

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $50,328,000.00

Pass-Through Rate:                          5.500%

CUSIP No.:                                  05946X VX 8

ISIN No.:                                   US05946XVX82

         THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans and the Mortgage Certificates deposited by Banc of America Funding Corporation (the "Depositor"). This Certificate represents solely an interest in the Mortgage Loans. The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 27, 2005 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), Wachovia Bank, National Association, as trustee (the "Trustee"), and Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Trustee or the Securities Administrator or any of their respective affiliates. None of this Certificate, the Mortgage Loans, the Mortgage Certificates or the Underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or any other entity.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                EXHIBIT A-1-A-16

                   [FORM OF FACE OF CLASS 1-A-16 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                  Class 1-A-16

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                  Class 1-A-16

evidencing an interest in a Trust consisting primarily of two groups of assets. The first group of assets consists of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties and the second group of assets consists of previously issued mortgage-backed certificates (the "Mortgage Certificates"), in each case deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               May 1, 2005

First Distribution Date:                    June 27, 2005

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $25,000,000.00

Pass-Through Rate:                          5.250%

CUSIP No.:                                  05946X VY 6

ISIN No.:                                   US05946XVY65

         THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans and the Mortgage Certificates deposited by Banc of America Funding Corporation (the "Depositor"). This Certificate represents solely an interest in the Mortgage Loans. The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 27, 2005 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), Wachovia Bank, National Association, as trustee (the "Trustee"), and Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Trustee or the Securities Administrator or any of their respective affiliates. None of this Certificate, the Mortgage Loans, the Mortgage Certificates or the Underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or any other entity.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                EXHIBIT A-1-A-17

                   [FORM OF FACE OF CLASS 1-A-17 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                  Class 1-A-17

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                  Class 1-A-17

evidencing an interest in a Trust consisting primarily of two groups of assets. The first group of assets consists of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties and the second group of assets consists of previously issued mortgage-backed certificates (the "Mortgage Certificates"), in each case deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               May 1, 2005

First Distribution Date:                    June 27, 2005

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $3,125,000.00

Pass-Through Rate:                          7.500%

CUSIP No.:                                  05946X VZ 3

ISIN No.:                                   US05946XVZ31

         THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans and the Mortgage Certificates deposited by Banc of America Funding Corporation (the "Depositor"). This Certificate represents solely an interest in the Mortgage Loans. The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 27, 2005 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), Wachovia Bank, National Association, as trustee (the "Trustee"), and Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Trustee or the Securities Administrator or any of their respective affiliates. None of this Certificate, the Mortgage Loans, the Mortgage Certificates or the Underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or any other entity.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                EXHIBIT A-1-A-18

                   [FORM OF FACE OF CLASS 1-A-18 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                  Class 1-A-18

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                  Class 1-A-18

evidencing an interest in a Trust consisting primarily of two groups of assets. The first group of assets consists of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties and the second group of assets consists of previously issued mortgage-backed certificates (the "Mortgage Certificates"), in each case deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               May 1, 2005

First Distribution Date:                    June 27, 2005

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $10,000,000.00

Pass-Through Rate:                          5.500%

CUSIP No.:                                  05946X WA 7

ISIN No.:                                   US05946XWA70

         THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans and the Mortgage Certificates deposited by Banc of America Funding Corporation (the "Depositor"). This Certificate represents solely an interest in the Mortgage Loans. The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 27, 2005 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), Wachovia Bank, National Association, as trustee (the "Trustee"), and Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Trustee or the Securities Administrator or any of their respective affiliates. None of this Certificate, the Mortgage Loans, the Mortgage Certificates or the Underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or any other entity.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                EXHIBIT A-1-A-19

                   [FORM OF FACE OF CLASS 1-A-19 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                  Class 1-A-19

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                  Class 1-A-19

evidencing an interest in a Trust consisting primarily of two groups of assets. The first group of assets consists of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties and the second group of assets consists of previously issued mortgage-backed certificates (the "Mortgage Certificates"), in each case deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               May 1, 2005

First Distribution Date:                    June 27, 2005

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $5,000,000.00

Pass-Through Rate:                          5.750%

CUSIP No.:                                  05946X WB 5

ISIN No.:                                   US05946XWB53

         THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans and the Mortgage Certificates deposited by Banc of America Funding Corporation (the "Depositor"). This Certificate represents solely an interest in the Mortgage Loans. The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 27, 2005 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), Wachovia Bank, National Association, as trustee (the "Trustee"), and Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Trustee or the Securities Administrator or any of their respective affiliates. None of this Certificate, the Mortgage Loans, the Mortgage Certificates or the Underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or any other entity.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                EXHIBIT A-1-A-20

                   [FORM OF FACE OF CLASS 1-A-20 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                  Class 1-A-20

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                  Class 1-A-20

evidencing an interest in a Trust consisting primarily of two groups of assets. The first group of assets consists of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties and the second group of assets consists of previously issued mortgage-backed certificates (the "Mortgage Certificates"), in each case deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               May 1, 2005

First Distribution Date:                    June 27, 2005

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $3,609,000.00

Pass-Through Rate:                          5.500%

CUSIP No.:                                  05946X WC 3

ISIN No.:                                   US05946XWC37

         THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans and the Mortgage Certificates deposited by Banc of America Funding Corporation (the "Depositor"). This Certificate represents solely an interest in the Mortgage Loans. The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 27, 2005 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), Wachovia Bank, National Association, as trustee (the "Trustee"), and Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Trustee or the Securities Administrator or any of their respective affiliates. None of this Certificate, the Mortgage Loans, the Mortgage Certificates or the Underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or any other entity.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                EXHIBIT A-1-A-21

                   [FORM OF FACE OF CLASS 1-A-21 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                  Class 1-A-21

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                  Class 1-A-21

evidencing an interest in a Trust consisting primarily of two groups of assets. The first group of assets consists of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties and the second group of assets consists of previously issued mortgage-backed certificates (the "Mortgage Certificates"), in each case deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               May 1, 2005

First Distribution Date:                    June 27, 2005

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $33,990,000.00

Pass-Through Rate:                          5.500%

CUSIP No.:                                  05946X WD 1

ISIN No.:                                   US05946XWD10

         THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans and the Mortgage Certificates deposited by Banc of America Funding Corporation (the "Depositor"). This Certificate represents solely an interest in the Mortgage Loans. The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 27, 2005 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), Wachovia Bank, National Association, as trustee (the "Trustee"), and Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Trustee or the Securities Administrator or any of their respective affiliates. None of this Certificate, the Mortgage Loans, the Mortgage Certificates or the Underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or any other entity.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                EXHIBIT A-1-A-22

                   [FORM OF FACE OF CLASS 1-A-22 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                  Class 1-A-22

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                  Class 1-A-22

evidencing an interest in a Trust consisting primarily of two groups of assets. The first group of assets consists of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties and the second group of assets consists of previously issued mortgage-backed certificates (the "Mortgage Certificates"), in each case deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               May 1, 2005

First Distribution Date:                    June 27, 2005

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $24,662,000.00

Pass-Through Rate:                          5.000%

CUSIP No.:                                  05946X WE 9

ISIN No.:                                   US05946XWE92

         THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans and the Mortgage Certificates deposited by Banc of America Funding Corporation (the "Depositor"). This Certificate represents solely an interest in the Mortgage Loans. The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 27, 2005 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), Wachovia Bank, National Association, as trustee (the "Trustee"), and Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Trustee or the Securities Administrator or any of their respective affiliates. None of this Certificate, the Mortgage Loans, the Mortgage Certificates or the Underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or any other entity.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                EXHIBIT A-1-A-23

                   [FORM OF FACE OF CLASS 1-A-23 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                  Class 1-A-23

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                  Class 1-A-23

evidencing an interest in a Trust consisting primarily of two groups of assets. The first group of assets consists of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties and the second group of assets consists of previously issued mortgage-backed certificates (the "Mortgage Certificates"), in each case deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               May 1, 2005

First Distribution Date:                    June 27, 2005

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $19,528,000.00

Pass-Through Rate:                          5.500%

CUSIP No.:                                  05946X WF 6

ISIN No.:                                   US05946XWF67

         THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans and the Mortgage Certificates deposited by Banc of America Funding Corporation (the "Depositor"). This Certificate represents solely an interest in the Mortgage Loans. The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 27, 2005 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), Wachovia Bank, National Association, as trustee (the "Trustee"), and Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Trustee or the Securities Administrator or any of their respective affiliates. None of this Certificate, the Mortgage Loans, the Mortgage Certificates or the Underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or any other entity.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                EXHIBIT A-1-A-24

                   [FORM OF FACE OF CLASS 1-A-24 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                  Class 1-A-24

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                  Class 1-A-24

evidencing an interest in a Trust consisting primarily of two groups of assets. The first group of assets consists of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties and the second group of assets consists of previously issued mortgage-backed certificates (the "Mortgage Certificates"), in each case deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               May 1, 2005

First Distribution Date:                    June 27, 2005

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $982,000.00

Pass-Through Rate:                          5.500%

CUSIP No.:                                  05946X WG 4

ISIN No.:                                   US05946XWG41

         THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans and the Mortgage Certificates deposited by Banc of America Funding Corporation (the "Depositor"). This Certificate represents solely an interest in the Mortgage Loans. The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 27, 2005 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), Wachovia Bank, National Association, as trustee (the "Trustee"), and Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Trustee or the Securities Administrator or any of their respective affiliates. None of this Certificate, the Mortgage Loans, the Mortgage Certificates or the Underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or any other entity.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                EXHIBIT A-1-A-25

                   [FORM OF FACE OF CLASS 1-A-25 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                  Class 1-A-25

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                  Class 1-A-25

evidencing an interest in a Trust consisting primarily of two groups of assets. The first group of assets consists of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties and the second group of assets consists of previously issued mortgage-backed certificates (the "Mortgage Certificates"), in each case deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               May 1, 2005

First Distribution Date:                    June 27, 2005

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $6,780,000.00

Pass-Through Rate:                          5.500%

CUSIP No.:                                  05946X WH 2

ISIN No.:                                   US05946XWH24

         THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans and the Mortgage Certificates deposited by Banc of America Funding Corporation (the "Depositor"). This Certificate represents solely an interest in the Mortgage Loans. The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 27, 2005 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), Wachovia Bank, National Association, as trustee (the "Trustee"), and Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Trustee or the Securities Administrator or any of their respective affiliates. None of this Certificate, the Mortgage Loans, the Mortgage Certificates or the Underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or any other entity.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                 EXHIBIT A-1-A-R

                    [FORM OF FACE OF CLASS 1-A-R CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                   Class 1-A-R

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CLASS 1-A-R CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR A PERSON ACTING ON BEHALF OF OR INVESTING ASSETS OF A PLAN.

TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT. ANY ATTEMPTED OR PURPORTED TRANSFER OF THIS RESIDUAL CERTIFICATE IN VIOLATION OF SUCH RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN THE PURPORTED TRANSFEREE.

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                   Class 1-A-R

         evidencing a 100% Percentage Interest in the distributions allocable to the Certificate of the above-referenced Class with respect to a Trust consisting primarily of two groups of assets. The first group of assets consists of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties and the second group of assets consists of previously issued mortgage-backed certificates (the "Mortgage Certificates"), in each case deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               May 1, 2005

First Distribution Date:                    June 27, 2005

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $50.00

Pass-Through Rate:                          5.500%

CUSIP No.:                                  05946X WJ 8

ISIN No.:                                   US05946XWJ89

         THIS CERTIFIES THAT __________ is the registered owner of 100% Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans and the Mortgage Certificates deposited by Banc of America Funding Corporation (the "Depositor"). This Certificate represents solely an interest in the Mortgage Loans. The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 27, 2005 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), Wachovia Bank, National Association, as trustee (the "Trustee"), and Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Trustee or the Securities Administrator or any of their respective affiliates. None of this Certificate, the Mortgage Loans, the Mortgage Certificates or the Underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or any other entity.

         Each Person who has or who acquires this Class 1-A-R Certificate shall be deemed by the acceptance or acquisition thereof to have agreed to be bound by the following provisions and the rights of each Person acquiring this Class 1-A-R Certificate are expressly subject to the following provisions: (i) each Person holding or acquiring this Class 1-A-R Certificate shall be a Permitted Transferee and shall promptly notify the Securities Administrator of any change or impending change in its status as a Permitted Transferee; (ii) no Person shall acquire an ownership interest in this Class 1-A-R Certificate unless such ownership interest is a pro rata undivided interest; (iii) in connection with any proposed transfer of this Class 1-A-R Certificate, the Securities Administrator shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of Exhibit I to the Pooling and Servicing Agreement; (iv) notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Securities Administrator has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in this Residual Certificate to such proposed transferee shall be effected; (v) this Residual Certificate may not be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds this Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Securities Administrator with an effective Internal Revenue Service Form W-8ECI (or any successor thereto) or (B) the transferee delivers to both the transferor and the Securities Administrator an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of this Residual Certificate will not be disregarded for federal income tax purposes; (vi) any attempted or purported transfer of this Class 1-A-R Certificate in violation of the provisions of such restrictions shall be absolutely null and void and shall vest no rights in the purported transferee; and (vii) if any Person other than a Permitted Transferee acquires the Class 1-A-R Certificate in violation of such restrictions, then the Securities Administrator, based on information provided to the Securities Administrator by the Master Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and
(6) of the Code, information needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                EXHIBIT A-1-A-LR

                   [FORM OF FACE OF CLASS 1-A-LR CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                  Class 1-A-LR

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CLASS 1-A-LR CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR A PERSON ACTING ON BEHALF OF OR INVESTING ASSETS OF A PLAN.

TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT. ANY ATTEMPTED OR PURPORTED TRANSFER OF THIS RESIDUAL CERTIFICATE IN VIOLATION OF SUCH RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN THE PURPORTED TRANSFEREE.

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                  Class 1-A-LR

         evidencing a 100% Percentage Interest in the distributions allocable to the Certificate of the above-referenced Class with respect to a Trust consisting primarily of two groups of assets. The first group of assets consists of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties and the second group of assets consists of previously issued mortgage-backed certificates (the "Mortgage Certificates"), in each case deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               May 1, 2005

First Distribution Date:                    June 27, 2005

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $50.00

Pass-Through Rate:                          5.500%

CUSIP No.:                                  05946X WK 5

ISIN No.:                                   US05946XWK52

         THIS CERTIFIES THAT __________ is the registered owner of 100% Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans and the Mortgage Certificates deposited by Banc of America Funding Corporation (the "Depositor"). This Certificate represents solely an interest in the Mortgage Loans. The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 27, 2005 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), Wachovia Bank, National Association, as trustee (the "Trustee"), and Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Trustee or the Securities Administrator or any of their respective affiliates. None of this Certificate, the Mortgage Loans, the Mortgage Certificates or the Underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or any other entity.

         Each Person who has or who acquires this Class 1-A-LR Certificate shall be deemed by the acceptance or acquisition thereof to have agreed to be bound by the following provisions and the rights of each Person acquiring this Class 1-A-LR Certificate are expressly subject to the following provisions: (i) each Person holding or acquiring this Class 1-A-LR Certificate shall be a Permitted Transferee and shall promptly notify the Securities Administrator of any change or impending change in its status as a Permitted Transferee; (ii) no Person shall acquire an ownership interest in this Class 1-A-LR Certificate unless such ownership interest is a pro rata undivided interest; (iii) in connection with any proposed transfer of this Class 1-A-LR Certificate, the Securities Administrator shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of Exhibit I to the Pooling and Servicing Agreement; (iv) notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Securities Administrator has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in this Residual Certificate to such proposed transferee shall be effected; (v) this Residual Certificate may not be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds this Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Securities Administrator with an effective Internal Revenue Service Form W-8ECI (or any successor thereto) or (B) the transferee delivers to both the transferor and the Securities Administrator an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of this Residual Certificate will not be disregarded for federal income tax purposes; (vi) any attempted or purported transfer of this Class 1-A-LR Certificate in violation of the provisions of such restrictions shall be absolutely null and void and shall vest no rights in the purported transferee; and (vii) if any Person other than a Permitted Transferee acquires the Class 1-A-LR Certificate in violation of such restrictions, then the Securities Administrator, based on information provided to the Securities Administrator by the Master Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and
(6) of the Code, information needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                 EXHIBIT A-30-IO

                    [FORM OF FACE OF CLASS 30-IO CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                   Class 30-IO

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                   Class 30-IO

evidencing an interest in a Trust consisting primarily of two groups of assets. The first group of assets consists of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties and the second group of assets consists of previously issued mortgage-backed certificates (the "Mortgage Certificates"), in each case deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               May 1, 2005

First Distribution Date:                    June 27, 2005

Initial Notional
Amount of this
Certificate
("Denomination"):                           $

Initial Notional

Amount of this Class:                       $4,837,161.00

Pass-Through Rate:                          5.500%

CUSIP No.:                                  05946X WL 3

ISIN No.:                                   US05946XWL36

         THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans and the Mortgage Certificates deposited by Banc of America Funding Corporation (the "Depositor"). This Certificate represents solely an interest in the Mortgage Loans. The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 27, 2005 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), Wachovia Bank, National Association, as trustee (the "Trustee"), and Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         This Class 30-IO Certificate is not entitled to any distributions with respect to principal.

         This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Trustee or the Securities Administrator or any of their respective affiliates. None of this Certificate, the Mortgage Loans, the Mortgage Certificates or the Underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or any other entity.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                 EXHIBIT A-30-PO

                    [FORM OF FACE OF CLASS 30-PO CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                   Class 30-PO

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                   Class 30-PO

evidencing an interest in a Trust consisting primarily of two groups of assets. The first group of assets consists of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties and the second group of assets consists of previously issued mortgage-backed certificates (the "Mortgage Certificates"), in each case deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               May 1, 2005

First Distribution Date:                    June 27, 2005

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $1,290,510.00

CUSIP No.:                                  05946X WM 1

ISIN No.:                                   US05946XWM19

         THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans and the Mortgage Certificates deposited by Banc of America Funding Corporation (the "Depositor"). This Certificate represents solely an interest in the Mortgage Loans. The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 27, 2005 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), Wachovia Bank, National Association, as trustee (the "Trustee"), and Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Trustee or the Securities Administrator or any of their respective affiliates. None of this Certificate, the Mortgage Loans, the Mortgage Certificates or the Underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or any other entity.

         This Class 30-PO Certificate represents the right to receive principal only.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                 EXHIBIT A-2-A-1

                    [FORM OF FACE OF CLASS 2-A-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                   Class 2-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                   Class 2-A-1

evidencing an interest in a Trust consisting primarily of two groups of assets. The first group of assets consists of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties and the second group of assets consists of previously issued mortgage-backed certificates (the "Mortgage Certificates"), in each case deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               May 1, 2005

First Distribution Date:                    June 27, 2005

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $14,833,000.00

Pass-Through Rate:                          4.500%

CUSIP No.:                                  05946X WN 9

ISIN No.:                                   US05946XWN91

         THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans and the Mortgage Certificates deposited by Banc of America Funding Corporation (the "Depositor"). This Certificate represents solely an interest in the Mortgage Certificates. The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 27, 2005 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), Wachovia Bank, National Association, as trustee (the "Trustee"), and Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Trustee or the Securities Administrator referred to below or any of their respective affiliates. None of this Certificate, the Mortgage Loans nor the Mortgage Certificates are guaranteed or insured by any governmental agency or instrumentality.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                 EXHIBIT A-2-A-2

                    [FORM OF FACE OF CLASS 2-A-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                   Class 2-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                   Class 2-A-2

evidencing an interest in a Trust consisting primarily of two groups of assets. The first group of assets consists of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties and the second group of assets consists of previously issued mortgage-backed certificates (the "Mortgage Certificates"), in each case deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               May 1, 2005

First Distribution Date:                    June 27, 2005

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $3,399,500.00

Pass-Through Rate:                          4.500%

CUSIP No.:                                  05946X WP 4

ISIN No.:                                   US05946XWP40

         THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans and the Mortgage Certificates deposited by Banc of America Funding Corporation (the "Depositor"). This Certificate represents solely an interest in the Mortgage Certificates. The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 27, 2005 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), Wachovia Bank, National Association, as trustee (the "Trustee"), and Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Trustee or the Securities Administrator or any of their respective affiliates. None of this Certificate, the Mortgage Loans, the Mortgage Certificates or the Underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or any other entity.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                 EXHIBIT A-2-A-3

                    [FORM OF FACE OF CLASS 2-A-3 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                   Class 2-A-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                   Class 2-A-3

evidencing an interest in a Trust consisting primarily of two groups of assets. The first group of assets consists of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties and the second group of assets consists of previously issued mortgage-backed certificates (the "Mortgage Certificates"), in each case deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               May 1, 2005

First Distribution Date:                    June 27, 2005

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $33,580,000.00

Pass-Through Rate:                          5.500%

CUSIP No.:                                  05946X WQ 2

ISIN No.:                                   US05946XWQ23

         THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans and the Mortgage Certificates deposited by Banc of America Funding Corporation (the "Depositor"). This Certificate represents solely an interest in the Mortgage Certificates. The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 27, 2005 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), Wachovia Bank, National Association, as trustee (the "Trustee"), and Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Trustee or the Securities Administrator or any of their respective affiliates. None of this Certificate, the Mortgage Loans, the Mortgage Certificates or the Underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or any other entity.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                 EXHIBIT A-2-A-4

                    [FORM OF FACE OF CLASS 2-A-4 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                   Class 2-A-4

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                   Class 2-A-4

evidencing an interest in a Trust consisting primarily of two groups of assets. The first group of assets consists of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties and the second group of assets consists of previously issued mortgage-backed certificates (the "Mortgage Certificates"), in each case deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               May 1, 2005

First Distribution Date:                    June 27, 2005

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $21,117,500.00

Pass-Through Rate:                          5.500%

CUSIP No.:                                  05946X WR 0

ISIN No.:                                   US05946XWR06

         THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans and the Mortgage Certificates deposited by Banc of America Funding Corporation (the "Depositor"). This Certificate represents solely an interest in the Mortgage Certificates. The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 27, 2005 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), Wachovia Bank, National Association, as trustee (the "Trustee"), and Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Trustee or the Securities Administrator or any of their respective affiliates. None of this Certificate, the Mortgage Loans, the Mortgage Certificates or the Underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or any other entity.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                 EXHIBIT A-2-A-5

                    [FORM OF FACE OF CLASS 2-A-5 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                   Class 2-A-5

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                   Class 2-A-5

evidencing an interest in a Trust consisting primarily of two groups of assets. The first group of assets consists of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties and the second group of assets consists of previously issued mortgage-backed certificates (the "Mortgage Certificates"), in each case deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               May 1, 2005

First Distribution Date:                    June 27, 2005

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $63,653,730.00

Pass-Through Rate:                          Floating

CUSIP No.:                                  05946X WS 8

ISIN No.:                                   US05946XWS88

         THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans and the Mortgage Certificates deposited by Banc of America Funding Corporation (the "Depositor"). This Certificate represents solely an interest in the Mortgage Certificates. The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 27, 2005 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), Wachovia Bank, National Association, as trustee (the "Trustee"), and Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Trustee or the Securities Administrator or any of their respective affiliates. None of this Certificate, the Mortgage Loans, the Mortgage Certificates or the Underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or any other entity.

         The Pass-Through Rate applicable with respect to each Distribution Date shall be determined as provided in the Pooling and Servicing Agreement.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                 EXHIBIT A-2-A-6

                    [FORM OF FACE OF CLASS 2-A-6 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                   Class 2-A-6

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                   Class 2-A-6

evidencing an interest in a Trust consisting primarily of two groups of assets. The first group of assets consists of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties and the second group of assets consists of previously issued mortgage-backed certificates (the "Mortgage Certificates"), in each case deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               May 1, 2005

First Distribution Date:                    June 27, 2005

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $25,643,170.00

Pass-Through Rate:                          Inverse Floating Rate

CUSIP No.:                                  05946X WT 6

ISIN No.:                                   US05946XWT61

         THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans and the Mortgage Certificates deposited by Banc of America Funding Corporation (the "Depositor"). This Certificate represents solely an interest in the Mortgage Certificates. The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 27, 2005 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), Wachovia Bank, National Association, as trustee (the "Trustee"), and Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Trustee or the Securities Administrator or any of their respective affiliates. None of this Certificate, the Mortgage Loans, the Mortgage Certificates or the Underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or any other entity.

         The Pass-Through Rate applicable with respect to each Distribution Date shall be determined as provided in the Pooling and Servicing Agreement.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                 EXHIBIT A-2-A-7

                    [FORM OF FACE OF CLASS 2-A-7 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                   Class 2-A-7

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THE PRINCIPAL PORTION OF ANY REALIZED LOSSES ALLOCATED TO THE CLASS 2-A-6 CERTIFICATES WILL BE BORNE BY THE CLASS 2-A-7 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                   Class 2-A-7

evidencing an interest in a Trust consisting primarily of two groups of assets. The first group of assets consists of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties and the second group of assets consists of previously issued mortgage-backed certificates (the "Mortgage Certificates"), in each case deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               May 1, 2005

First Distribution Date:                    June 27, 2005

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $1,637,000.00

Pass-Through Rate:                          Inverse Floating Rate

CUSIP No.:                                  05946X WU 3

ISIN No.:                                   US05946XWU35

         THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans and the Mortgage Certificates deposited by Banc of America Funding Corporation (the "Depositor"). This Certificate represents solely an interest in the Mortgage Certificates. The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 27, 2005 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), Wachovia Bank, National Association, as trustee (the "Trustee"), and Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Trustee or the Securities Administrator or any of their respective affiliates. None of this Certificate, the Mortgage Loans, the Mortgage Certificates or the Underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or any other entity.

         The Pass-Through Rate applicable with respect to each Distribution Date shall be determined as provided in the Pooling and Servicing Agreement.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                 EXHIBIT A-2-A-8

                    [FORM OF FACE OF CLASS 2-A-8 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                   Class 2-A-8

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                   Class 2-A-8

evidencing an interest in a Trust consisting primarily of two groups of assets. The first group of assets consists of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties and the second group of assets consists of previously issued mortgage-backed certificates (the "Mortgage Certificates"), in each case deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               May 1, 2005

First Distribution Date:                    June 27, 2005

Initial Notional
Amount of this
Certificate
("Denomination"):                           $

Initial Notional

Amount of this Class:                       $1,726,417.00

Pass-Through Rate:                          5.500%

CUSIP No.:                                  05946X WV 1

ISIN No.:                                   US05946XWV18

         THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans and the Mortgage Certificates deposited by Banc of America Funding Corporation (the "Depositor"). This Certificate represents solely an interest in the Mortgage Certificates. The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 27, 2005 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), Wachovia Bank, National Association, as trustee (the "Trustee"), and Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         This Class 2-A-8 Certificate is not entitled to any distributions with respect to principal.

         This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Trustee or the Securities Administrator referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Trustee or the Securities Administrator referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                 EXHIBIT A-A-1/2

                    [FORM OF FACE OF CLASS A-1/2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                   Class A-1/2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, EACH COMPONENT OF THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                   Class A-1/2

evidencing an interest in a Trust consisting primarily of two groups of assets. The first group of assets consists of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties and the second group of assets consists of previously issued mortgage-backed certificates (the "Mortgage Certificates"), in each case deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               May 1, 2005

First Distribution Date:                    June 27, 2005

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $50,100.00

Pass-Through Rate:                          Variable

CUSIP No.:                                  05946X WW 9

ISIN No.:                                   US05946XWW90

         THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans and the Mortgage Certificates deposited by Banc of America Funding Corporation (the "Depositor"). This Certificate represents an interest in the Mortgage Certificates and in the Mortgage Loans. The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 27, 2005 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), Wachovia Bank, National Association, as trustee (the "Trustee"), and Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         For the purposes of determining distributions of interest and distributions of principal in reduction of Class Certificate Balance, the Class A-1/2 Certificates will be deemed to consist of two components (each, a "Component" and individually, the "Class 1-A-1/2 Component" and the "Class 2-A-1/2 Component"). The amount of interest which accrues on the Class A-1/2 Certificates in any month will equal the sum of the interest which accrues on the Components. The Components are not severable.

         The Pass-Through Rate applicable with respect to each Distribution Date shall be determined as provided in the Pooling and Servicing Agreement.

         Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Trustee or the Securities Administrator or any of their respective affiliates. None of this Certificate, the Mortgage Loans, the Mortgage Certificates or the Underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or any other entity.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                  EXHIBIT B-B-1

                     [FORM OF FACE OF CLASS B-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                    Class B-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 1 SENIOR CERTIFICATES AND CLASS 1-A-1/2 COMPONENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                    Class B-1

evidencing an interest in a Trust consisting primarily of two groups of assets. The first group of assets consists of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties and the second group of assets consists of previously issued mortgage-backed certificates (the "Mortgage Certificates"), in each case deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               May 1, 2005

First Distribution Date:                    June 27, 2005

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $4,726,000.00

Pass-Through Rate:                          5.500%

CUSIP No.:                                  05946X WX 7

ISIN No.:                                   US05946XWX73

         THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans and the Mortgage Certificates deposited by Banc of America Funding Corporation (the "Depositor"). This Certificate represents solely an interest in the Mortgage Loans. The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 27, 2005 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), Wachovia Bank, National Association, as trustee (the "Trustee"), and Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Trustee or the Securities Administrator or any of their respective affiliates. None of this Certificate, the Mortgage Loans, the Mortgage Certificates or the Underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or any other entity.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                  EXHIBIT B-B-2

                     [FORM OF FACE OF CLASS B-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                    Class B-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 1 SENIOR CERTIFICATES AND CLASS 1-A-1/2 COMPONENT AND THE CLASS B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                    Class B-2

evidencing an interest in a Trust consisting primarily of two groups of assets. The first group of assets consists of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties and the second group of assets consists of previously issued mortgage-backed certificates (the "Mortgage Certificates"), in each case deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               May 1, 2005

First Distribution Date:                    June 27, 2005

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $1,533,000.00

Pass-Through Rate:                          5.500%

CUSIP No.:                                  05946X WY 5

ISIN No.:                                   US05946XWY56

         THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans and the Mortgage Certificates deposited by Banc of America Funding Corporation (the "Depositor"). This Certificate represents solely an interest in the Mortgage Loans. The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 27, 2005 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), Wachovia Bank, National Association, as trustee (the "Trustee"), and Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Trustee or the Securities Administrator or any of their respective affiliates. None of this Certificate, the Mortgage Loans, the Mortgage Certificates or the Underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or any other entity.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                  EXHIBIT B-B-3

                     [FORM OF FACE OF CLASS B-3 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                    Class B-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 1 SENIOR CERTIFICATES AND CLASS 1-A-1/2 COMPONENT AND THE CLASS B-1 AND CLASS B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                    Class B-3

evidencing an interest in a Trust consisting primarily of two groups of assets. The first group of assets consists of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties and the second group of assets consists of previously issued mortgage-backed certificates (the "Mortgage Certificates"), in each case deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               May 1, 2005

First Distribution Date:                    June 27, 2005

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $767,000.00

Pass-Through Rate:                          5.500%

CUSIP No.:                                  05946X WZ 2

ISIN No.:                                   US05946XWZ22

         THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans and the Mortgage Certificates deposited by Banc of America Funding Corporation (the "Depositor"). This Certificate represents solely an interest in the Mortgage Loans. The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 27, 2005 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), Wachovia Bank, National Association, as trustee (the "Trustee"), and Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Trustee or the Securities Administrator or any of their respective affiliates. None of this Certificate, the Mortgage Loans, the Mortgage Certificates or the Underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or any other entity.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                  EXHIBIT B-B-4

                     [FORM OF FACE OF CLASS B-4 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                    Class B-4

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 1 SENIOR CERTIFICATES AND CLASS 1-A-1/2 COMPONENT AND THE CLASS B-1, CLASS B-2 AND CLASS B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12,
1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR THE SECURITIES ADMINISTRATOR TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE SECURITIES ADMINISTRATOR. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                    Class B-4

evidencing an interest in a Trust consisting primarily of two groups of assets. The first group of assets consists of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties and the second group of assets consists of previously issued mortgage-backed certificates (the "Mortgage Certificates"), in each case deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               May 1, 2005

First Distribution Date:                    June 27, 2005

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $766,000.00

Pass-Through Rate:                          5.500%

CUSIP No.:                                  05946X XA 6

ISIN No.:                                   US05946XXA61

         THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans and the Mortgage Certificates deposited by Banc of America Funding Corporation (the "Depositor"). This Certificate represents solely an interest in the Mortgage Loans. The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 27, 2005 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), Wachovia Bank, National Association, as trustee (the "Trustee"), and Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Trustee or the Securities Administrator or any of their respective affiliates. None of this Certificate, the Mortgage Loans, the Mortgage Certificates or the Underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or any other entity.

         No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Securities Administrator or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Securities Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Sellers, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                  EXHIBIT B-B-5

                     [FORM OF FACE OF CLASS B-5 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                    Class B-5

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 1 SENIOR CERTIFICATES AND CLASS 1-A-1/2 COMPONENT AND THE CLASS B-1, CLASS B-2, CLASS B-3 AND CLASS B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12,
1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR THE SECURITIES ADMINISTRATOR TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE SECURITIES ADMINISTRATOR. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                    Class B-5

evidencing an interest in a Trust consisting primarily of two groups of assets. The first group of assets consists of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties and the second group of assets consists of previously issued mortgage-backed certificates (the "Mortgage Certificates"), in each case deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               May 1, 2005

First Distribution Date:                    June 27, 2005

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $639,000.00

Pass-Through Rate:                          5.500%

CUSIP No.:                                  05946X XB 4

ISIN No.:                                   US05946XXB45

         THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans and the Mortgage Certificates deposited by Banc of America Funding Corporation (the "Depositor"). This Certificate represents solely an interest in the Mortgage Loans. The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 27, 2005 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), Wachovia Bank, National Association, as trustee (the "Trustee"), and Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Trustee or the Securities Administrator or any of their respective affiliates. None of this Certificate, the Mortgage Loans, the Mortgage Certificates or the Underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or any other entity.

         No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Securities Administrator or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Securities Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Sellers, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                  EXHIBIT B-B-6

                     [FORM OF FACE OF CLASS B-6 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                    Class B-6

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 1 SENIOR CERTIFICATES AND CLASS 1-A-1/2 COMPONENT AND THE CLASS B-1, CLASS B-2, CLASS B-3, CLASS B-4 AND CLASS B-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12,
1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR THE SECURITIES ADMINISTRATOR TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE SECURITIES ADMINISTRATOR. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2005-3
                                    Class B-6

evidencing an interest in a Trust consisting primarily of two groups of assets. The first group of assets consists of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties and the second group of assets consists of previously issued mortgage-backed certificates (the "Mortgage Certificates"), in each case deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               May 1, 2005

First Distribution Date:                    June 27, 2005

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $383,403.00

Pass-Through Rate:                          5.500%

CUSIP No.:                                  05946X XC 2

ISIN No.:                                   US05946XXC28

         THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans and the Mortgage Certificates deposited by Banc of America Funding Corporation (the "Depositor"). This Certificate represents solely an interest in the Mortgage Loans. The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 27, 2005 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), Wachovia Bank, National Association, as trustee (the "Trustee"), and Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Trustee or the Securities Administrator or any of their respective affiliates. None of this Certificate, the Mortgage Loans, the Mortgage Certificates or the Underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or any other entity.

         No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Securities Administrator or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Securities Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Sellers, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    EXHIBIT C

                      [FORM OF REVERSE OF ALL CERTIFICATES]

                       BANC OF AMERICA FUNDING CORPORATION

                       Mortgage Pass-Through Certificates

         This Certificate is one of a duly authorized issue of Certificates designated as Banc of America Funding Corporation Mortgage Pass-Through Certificates, of the Series specified on the face hereof (collectively, the "Certificates"), and representing a beneficial ownership interest in the Trust created by the Pooling and Servicing Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Securities Administrator is not liable to the Certificateholders for any amount payable under this Certificate or the Pooling and Servicing Agreement or, except as expressly provided in the Pooling and Servicing Agreement, subject to any liability under the Pooling and Servicing Agreement.

         This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Securities Administrator.

         Pursuant to the terms of the Pooling and Servicing Agreement, a distribution will be made on the 25th day of each calendar month (or, if such day is not a Business Day, the next Business Day) (each, a "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount required pursuant to the Pooling and Servicing Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month next preceding the month of such Distribution Date.

         On each Distribution Date, the Securities Administrator shall distribute out of the Certificate Account to each Certificateholder of record on the related Record Date (other than respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or
(b) upon written request by the Holder of a Certificate (other than a Residual Certificate), by wire transfer or by such other means of payment as such Certificateholder and the Securities Administrator shall agree upon, such Certificateholder's Percentage Interest in the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth in
Section 5.02 and Section 5.03 of the Pooling and Servicing Agreement, as applicable. The final distribution on each Certificate will be made in like manner, but only upon presentation and surrender of such Certificate to the Securities Administrator as contemplated by Section 10.01 of the Pooling and Servicing Agreement.

         The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Securities Administrator and the rights of the Certificateholders under the Pooling and Servicing Agreement at any time by the Depositor, the Master Servicer, the Trustee and the Securities Administrator with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Securities Administrator accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Master Servicer, the Certificate Registrar, the Securities Administrator and the Trustee and any agent of the Depositor, the Master Servicer, the Certificate Registrar, the Securities Administrator or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Certificate Registrar, the Securities Administrator, the Trustee or any such agent shall be affected by any notice to the contrary.

         As set forth in Section 10.01 of the Pooling and Servicing Agreement, the Master Servicer will have the right to purchase the Mortgage Loans of the Trust once the aggregate Stated Principal Balance of the Mortgage Loans is less than 1% of the Cut-off Date Principal Balance of the Mortgage Loans. In the event that no such optional repurchase occurs, the obligations and responsibilities created by the Pooling and Servicing Agreement with respect to the Mortgage Loans will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Pooling and Servicing Agreement. There will be no optional repurchase with respect to the Mortgage Certificates. In no event shall the Trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date thereof.

         Any term used herein that is defined in the Pooling and Servicing Agreement shall have the meaning assigned in the Pooling and Servicing Agreement, and nothing herein shall be deemed inconsistent with that meaning.

         IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:

                                          WELLS FARGO BANK, N.A.,
                                           as Securities Administrator

                                          By
                                            ------------------------------------
                                                   Authorized Signatory






                          CERTIFICATE OF AUTHENTICATION

         This is one of the Certificates referred to in the Pooling and Servicing Agreement referenced herein.

                                          WELLS FARGO BANK, N.A.,
                                           as Securities Administrator

                                          By
                                            ------------------------------------
                                                   Authorized Signatory

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

         I (We) further direct the Securities Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

                                          -------------------------------------
                                          Signature by or on behalf of assignor


                                    DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
____________________________________________________ for the account of
___________________, account number _________________________, or, if mailed by check, to Applicable statements should be mailed to ___________________

         This information is provided by _____________________________, the assignee named above, or , as its agent

                                   EXHIBIT D-1

                         GROUP 1 MORTGAGE LOAN SCHEDULE

                             Intentionally Omitted.

                                   EXHIBIT D-2

                          MORTGAGE CERTIFICATE SCHEDULE

     1. Banc of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates Series 2004-11, Class 1-A-13 Certificates.

     2. Banc of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates Series 2005-1, Class 1-A-22 Certificates.

     3. Banc of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates Series 2005-2, Class 1-A-7 Certificates.

                                    EXHIBIT E

                        REQUEST FOR RELEASE OF DOCUMENTS

                                     [date]

To:      Wachovia Bank, National Association
         401 South Tryon Street
         Charlotte, North Carolina 28288-1179
         Attn:  Inventory Control

         Re: The Pooling and Servicing Agreement dated May 27, 2005, among Banc of America Funding Corporation, as Depositor, Wells Fargo Bank, N.A., as Master Servicer, Wells Fargo Bank, N.A., as Securities Administrator, and Wachovia Bank, National Association, as Trustee

         In connection with the administration of the Mortgage Loans held by you, as Custodian, pursuant to the above-captioned Pooling and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one)

     1.   Mortgage Paid in Full
----
     2.   Foreclosure
----
     3.   Substitution
----
     4.   Other Liquidation
----
     5.   Nonliquidation                       Reason:
----                                                   ---------------------
                                          By:
                                              ----------------------------------
                                              (authorized signer of Banc of
                                              America Funding Corporation)


                                          Issuer:
                                                 -------------------------------
                                          Address:
                                                  ------------------------------


                                          Date:
                                               ---------------------------------

Custodian

Wachovia Bank, National Association
Please acknowledge the execution of the above request by your signature and date below:


----------------------------------  ---------------
Signature         Date

Documents returned to Custodian:

----------------------------------- ----------------
Custodian         Date

                                    EXHIBIT F

                FORM OF CERTIFICATION OF ESTABLISHMENT OF ACCOUNT

                                     [Date]

         [_______________] hereby certifies that it has established a [__________] Account pursuant to Section [________] of the Pooling and Servicing Agreement, dated May 27, 2005, among Banc of America Funding Corporation, as Depositor, Wells Fargo Bank, N.A., as Master Servicer, Wells Fargo Bank, N.A., as Securities Administrator, and Wachovia Bank, National Association, as Trustee.

                                             [               ],
                                              ---------------

                                            By:
                                                 -------------------------------
                                            Name:
                                                   -----------------------------
                                            Title:
                                                    ----------------------------

                                   EXHIBIT G-1

                         FORM OF TRANSFEROR CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0113
Attn:  Corporate Trust Services - BAFC 2005-3

         Re: Banc of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2005-3, Class ___, having an initial aggregate Certificate Balance as of May 27, 2005 of $___________

Ladies and Gentlemen:

         This letter is delivered to you in connection with the transfer by [______________] (the "Transferor") to [______________] (the "Transferee") of
the captioned Certificates (the "Transferred Certificates"), pursuant to Section
6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated May 27, 2005, among Banc of America Funding Corporation, as Depositor, Wells Fargo Bank, N.A., as Master Servicer, Wells Fargo Bank, N.A., as Securities Administrator, and Wachovia Bank, National Association, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Securities Administrator, that:

                  1. The Transferor is the lawful owner of the Transferred Certificates with the full right to transfer such Certificates free from any and all claims and encumbrances whatsoever.

                  2. Neither the Transferor nor anyone acting on its behalf has
         (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of the Transferred Certificates under the Securities Act of 1933, as amended (the "1933 Act"), would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities laws, or would require registration or qualification of the Transferred Certificates pursuant to the 1933 Act or any state securities laws.

                                          Very truly yours,

                                          -----------------------------------
                                          (Transferor)

                                          By:
                                             --------------------------------
                                          Name:
                                               ------------------------------
                                          Title:
                                                -----------------------------

                                  EXHIBIT G-2A

                        FORM I OF TRANSFEREE CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

Wells Fargo Bank, N.A.
Sixth and Marquette
Minneapolis, Minnesota 55479-0113
Attn:  Corporate Trust Services - BAFC 2005-3

         Re: Banc of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2005-3, Class ___, having an initial aggregate Certificate Balance as of May 27, 2005 of $_________]

Ladies and Gentlemen:

         This letter is delivered to you in connection with the transfer by [_______________] (the "Transferor") to [_________________________________] (the
"Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated May 27, 2005, among Banc of America Funding Corporation, as Depositor, Wells Fargo Bank, N.A., as Master Servicer, Wells Fargo Bank, N.A., as Securities Administrator, and Wachovia Bank, National Association, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Securities Administrator, that:

                  1. The Transferee is a "qualified institutional buyer" (a "Qualified Institutional Buyer") as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "1933 Act"), and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Certificates for its own account or for the account of another Qualified Institutional Buyer, and understands that such Transferred Certificates may be resold, pledged or transferred only (a) to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of another Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (b) pursuant to another exemption from registration under the 1933 Act.

                  2. The Transferee has been furnished with all information regarding (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) the nature, performance and servicing of the Mortgage Loans, (d) the Pooling and Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificate, and (f) all related matters, that it has requested.

                  3. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.

                                          Very truly yours,

                                          -----------------------------------
                                          (Transferor)

                                          By:
                                             --------------------------------
                                          Name:
                                               ------------------------------
                                          Title:
                                                -----------------------------

                             Nominee Acknowledgment

         The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.


                                          -----------------------------------
                                          (Nominee)

                                          By:
                                             --------------------------------
                                          Name:
                                               ------------------------------
                                          Title:
                                                -----------------------------

                                                         ANNEX 1 TO EXHIBIT G-2A


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]

         The undersigned hereby certifies as follows to [__________________] (the "Transferor") Wells Fargo Bank, N.A., as Securities Administrator with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

         1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee").

         2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because (i) the Transferee owned and/or invested on a discretionary basis $______________________(1) in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

         ___ Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

         ___ Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any state, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. bank, and not more than 18 months preceding such date of sale in the case of a foreign bank or equivalent institution.

         ___ Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or federal authority having supervision over any such institutions, or is a foreign savings and loan association or equivalent institute and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale in the case of a foreign savings and loan association or equivalent institution.

         ___ Broker-dealer. The Transferee is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended.

         ___ Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state, U.S. territory or the District of Columbia.

         ___ State or Local Plan. The Transferee is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees.

         ___ ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

         ___ Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

         ___ Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)

         3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit,
(iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

         4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

         5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

           ____     ____     Will the Transferee be purchasing the Transferred
           Yes      No       Certificates only for the Transferee's own account?

         6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

         7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.



                                          -----------------------------------
                                          Print Name of Transferee

                                          By:
                                             --------------------------------
                                          Name:
                                               ------------------------------
                                          Title:
                                                -----------------------------
                                          Date:
                                               ------------------------------

--------
(1) Transferee must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities.

                                                         ANNEX 2 TO EXHIBIT G-2A


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That Are Registered Investment Companies]

         The undersigned hereby certifies as follows to [_________________] (the "Transferor") Wells Fargo Bank, N.A., as Securities Administrator, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

         1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because the Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

         2. The Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

         ____ The Transferee owned and/or invested on a discretionary basis $____________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

         ____ The Transferee is part of a Family of Investment Companies which owned in the aggregate $__________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

         3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

         4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements,
(v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

         5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

            ____     ____    Will the Transferee be purchasing the Transferred
            Yes      No      Certificates only for the Transferee's own account?

         6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

         7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                          --------------------------------------
                                          Print Name of Transferee or Adviser

                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                          IF AN ADVISER:

                                          --------------------------------------
                                          Print Name of Transferee

                                          By:
                                             -----------------------------------
                                          Date:
                                               ---------------------------------

                                  EXHIBIT G-2B

                        FORM II OF TRANSFEREE CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

Wells Fargo Bank, N.A.
Sixth and Marquette

Minneapolis, Minnesota 55479-0113
Attn:  Corporate Trust Services - BAFC 2005-3

         Re: Banc of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2005-3, Class ___, having an initial aggregate Certificate Principal Balance as of May 27, 2005 of $_________

Ladies and Gentlemen:

         This letter is delivered to you in connection with the transfer by [_______________________] (the "Transferor") to [___________________________]
(the "Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated May 27, 2005, among Banc of America Funding Corporation, as Depositor, Wells Fargo Bank, N.A., as Master Servicer, Wells Fargo Bank, N.A., as Securities Administrator, and Wachovia Bank, National Association, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Securities Administrator, that:

         1. Transferee is acquiring the Transferred Certificates for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "1933 Act"), or any applicable state securities laws.

         2. Transferee understands that (a) the Transferred Certificates have not been and will not be registered under the 1933 Act or registered or qualified under any applicable state securities laws, (b) neither the Depositor nor the Securities Administrator is obligated so to register or qualify the Transferred Certificates and (c) neither the Transferred Certificates nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless such resale or transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and laws, in which case (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Securities Administrator or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Securities Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and
(ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both.

         3. The Transferee understands that it may not sell or otherwise transfer the Transferred Certificates, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 6.02 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed, and that the Transferred Certificates will bear legends substantially to the following effect:

         THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

         UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO BENEFIT
         PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH BENEFIT PLAN AND ALL OTHER BENEFIT PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, THE SERVICERS AND THE MASTER SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICERS, THE MASTER SERVICER OR THE SECURITIES ADMINISTRATOR TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE SECURITIES ADMINISTRATOR AND THE MASTER SERVICER. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

         4. Neither the Transferee nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, that (in the case of any of the acts described in clauses (a) through (e) above) would constitute a distribution of the Transferred Certificates under the 1933 Act, would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities law or would require registration or qualification of the Transferred Certificates pursuant thereto. The Transferee will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Transferred Certificates, any interest in the Transferred Certificates or any other similar security.

         5. The Transferee has been furnished with all information regarding (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) nature, performance and servicing of the Mortgage Loans, (d) the Pooling and Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificates, and (f) all related matters, that it has requested.

         6. The Transferee is an "accredited investor" within the meaning of paragraph (1), (2), (3) or (7) of Rule 501 (a) under the 1933 Act or an entity in which all the equity owners come within such paragraphs and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Transferred Certificates; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

         7. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.

                                          Very truly yours,

                                          --------------------------------------
                                          (Nominee)

                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------
                                          Date:
                                               ---------------------------------

                             Nominee Acknowledgment

         The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.


                                          --------------------------------------
                                          (Nominee)

                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                    EXHIBIT H

                    FORM OF TRANSFEREE REPRESENTATION LETTER
                    FOR BENEFIT PLAN-RESTRICTED CERTIFICATES

Wells Fargo Bank, N.A.
Sixth and Marquette

Minneapolis, Minnesota 55479-0113
Attn:  Corporate Trust Services - BAFC 2005-3

         Re: Banc of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2005-3, Class ___, having an initial aggregate Certificate Principal Balance as of May 27, 2005 of $_________

Ladies and Gentlemen:

         This letter is delivered to you in connection with the transfer by [_______________________] (the "Transferor") to
[________________________________] (the "Transferee") of the captioned
Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated May 27, 2005, among Banc of America Funding Corporation, as Depositor, Wells Fargo Bank, N.A., as Master Servicer, Wells Fargo Bank, N.A., as Securities Administrator, and Wachovia Bank, National Association, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement.

         The Transferee hereby certifies, represents and warrants to you, as Securities Administrator, either that:

         (a) it is not, and is not acting on behalf of, an employee benefit plan or arrangement, including an individual retirement account, subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the Internal Revenue Code of 1986, as amended (the "Code"), or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan"), and it is not using the assets of any such Plan to effect the purchase of the Transferred Certificates; or

         (b) it is an insurance company and the source of funds used to purchase the Transferred Certificates is an "insurance company general account" (as defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995)), there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition and all Plans that have an interest in such general account are Plans to which PTE 95-60 applies.

Capitalized terms used in and not otherwise defined herein shall have the meaning assigned to them in the Pooling and Servicing Agreement.

                                          Very truly yours,

                                          --------------------------------------
                                          (Transferee)

                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------
                                          Date:
                                               ---------------------------------

                                    EXHIBIT I

          FORM OF AFFIDAVIT REGARDING TRANSFER OF RESIDUAL CERTIFICATE

                       Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates,
                                  Series 2005-3

STATE OF                         )
                                 )  ss:
COUNTY OF                        )

         The undersigned, being first duly sworn, deposes and says as follows:

         1. The undersigned is an officer of _______________________________, the proposed transferee (the "Transferee") of the Class [1-A-R][1-A-LR] Certificate (the "Residual Certificate") issued pursuant to the Pooling and Servicing Agreement, dated May 27, 2005, (the "Agreement"), relating to the above-referenced Series, by and among Banc of America Funding Corporation, as depositor (the "Depositor"), Wells Fargo Bank, N.A., as Master Servicer, Wells Fargo Bank, N.A., as Securities Administrator, and Wachovia Bank, National Association, as Trustee. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

         2. The Transferee is, as of the date hereof, and will be, as of the date of the transfer, a Permitted Transferee. The Transferee is acquiring the Residual Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person who is a Permitted Transferee and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

         3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Residual Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of transfer, such Person does not have actual knowledge that the affidavit is false.

         4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record Holder of an interest in such entity. The Transferee understands that, other than in the case of an "electing large partnership" under Section 775 of the Code, such tax will not be imposed for any period with respect to which the record Holder furnishes to the pass-through entity an affidavit that such record Holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

         5. The Transferee has reviewed the provisions of Section 6.02 of the Agreement and understands the legal consequences of the acquisition of the Residual Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 6.02 of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the transfer to the Transferee contemplated hereby null and void.

         6. The Transferee agrees to require a transfer affidavit in the form of this Affidavit from any Person to whom the Transferee attempts to transfer the Residual Certificate, and in connection with any transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not transfer the Residual Certificate or cause the Residual Certificate to be transferred to any Person that the Transferee knows is not a Permitted Transferee.

         7. The Transferee historically has paid its debts as they have become due.

         8. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Residual Certificate.

         9. The taxpayer identification number of the Transferee's nominee is
___________.

         10. The Transferee is a U.S. Person as defined in Code Section 7701(a)(30).

         11. The Transferee is aware that the Residual Certificate may be a "noneconomic residual interest" within the meaning of Treasury Regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

         12. The Transferee will not cause income from the Residual Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of the Transferee or any other person.

         13. If the Transferee is purchasing the Residual Certificate in a transfer intended to meet the safe harbor provisions of Treasury Regulations Sections 1.860E-1(c), the Transferee has executed and attached Attachment A hereto.

         14. The Transferee is not an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code or any federal, state or local law which is similar to ERISA or the Code, and the Transferee is not acting on behalf of such a plan or arrangement.

                                      * * *

         IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer this _____ day of ________________, ____.



                                          --------------------------------------
                                          Print Name of Transferee

                                          By:
                                             -----------------------------------
                                               Name:
                                               Title:

         Personally appeared before me the above-named
______________________________, known or proved to me to be the same person who executed the foregoing instrument and to be the _______________________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

         Subscribed and sworn before me this _____ day of ________________, ____







                                                    NOTARY PUBLIC
                                          --------------------------------------

                                          My Commission expires the ____ day of
                                          ______________, ____

                                  ATTACHMENT A

                                       to

    AFFIDAVIT PURSUANT TO SECTION 860E(e)(4) OF THE INTERNAL REVENUE CODE OF
                 1986, AS AMENDED, AND FOR NON-ERISA INVESTORS

Check the appropriate box:

o The consideration paid to the Transferee to acquire the Residual Certificate equals or exceeds the excess of (a) the present value of the anticipated tax liabilities over (b) the present value of the anticipated savings associated with holding such Residual Certificate, in each case calculated in accordance with U.S. Treasury Regulations Sections 1.860E-1(c)(7) and (8), computing present values using a discount rate equal to the short-term Federal rate prescribed by
         Section 1274(d) of the Code and the compounding period used by the Transferee.

                                       OR

o The transfer of the Residual Certificate complies with U.S. Treasury Regulations Sections 1.860E-1(c)(5) and (6) and, accordingly:

         (i) the Transferee is an "eligible corporation," as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6)(i), as to which income from Residual Certificate will only be taxed in the United States;

         (ii) at the time of the transfer, and at the close of the Transferee's two fiscal years preceding the year of the transfer, the Transferee had gross assets for financial reporting purposes (excluding any obligation of a person related to the Transferee within the meaning of U.S. Treasury Regulations Section 1.860E-1(c)(6)(ii)) in excess of $100 million and net assets in excess of $10 million;

         (iii) the Transferee will transfer the Residual Certificate only to another "eligible corporation," as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6)(i), in a transaction that satisfies the requirements of Sections 1.860E-1(c)(4)(i), (ii) and (iii) and Section 1.860E-1(c)(5) of the U.S. Treasury Regulations;

         (iv) the Transferee has determined the consideration paid to it to acquire the Residual Certificate based on reasonable market assumptions (including, but not limited to, borrowing and investment rates, prepayment and loss assumptions, expense and reinvestment assumptions, tax rates and other factors specific to the Transferee) that it has determined in good faith; and

         (v) in the event of any transfer of the Residual Certificate by the Transferee, the Transferee will require its transferee to complete a representation in the form of this Attachment A as a condition of such transferee's purchase of the Residual Certificate.

                                    EXHIBIT J

                                   [Reserved]

                                   EXHIBIT K-1

           FORM OF INITIAL MORTGAGE LOAN CERTIFICATION OF THE TRUSTEE

                                  May 27, 2005

Banc of America Funding Corporation
214 North Tryon Street
Charlotte, North Carolina  28255

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 20145

Attention:  Corporate Trust Services - BAFC 2005-3

         Re: The Pooling and Servicing Agreement, dated March 30, 2005 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as securities administrator and as master servicer and Wachovia Bank, National Association, as trustee.

         Ladies and Gentlemen:

         In accordance with the provisions of Section 2.02 of the above-referenced Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the undersigned, as Trustee, hereby certifies that, except as specified in any list of exceptions attached hereto, it has received the original Mortgage Note relating to each of the Mortgage Loans listed on the Mortgage Loan Schedule.

         The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement in connection with this Initial Certification. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability, recordability or genuineness of any of the documents contained in each Mortgage File or any of the Mortgage Loans identified in the Mortgage Loan Schedule or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

         Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

                                             WACHOVIA BANK,
                                              NATIONAL ASSOCIATION,
                                              as Trustee

                                          By:
                                              Name:
                                              Title:

                                   EXHIBIT K-2

                   FORM OF INITIAL CERTIFICATES CERTIFICATION
                         OF THE SECURITIES ADMINISTRATOR

                                  May 27, 2005

Banc of America Funding Corporation
214 North Tryon Street
Charlotte, North Carolina  28255

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 20145

Attention:  Corporate Trust Services - BAFC 2005-3

         Re: The Pooling and Servicing Agreement, dated May 27, 2005 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as securities administrator and as master servicer and Wachovia Bank, National Association, as trustee.

         Ladies and Gentlemen:

         In accordance with the provisions of Section 2.02 of the above-referenced Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the undersigned, as Securities Administrator, hereby certifies that the records of the Depository Trust Company have been changed to reflect the Securities Administrator as beneficial owner of the Mortgage Certificates listed on the Mortgage Certificate Schedule.

         Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

                                             WACHOVIA BANK,
                                                 NATIONAL ASSOCIATION,
                                                 as Trustee

                                          By:
                                          Name:
                                          Title:

                                   EXHIBIT L
                   FORM OF FINAL CERTIFICATION OF THE TRUSTEE

                                               [__________ __, _____]


Banc of America Funding Corporation
214 North Tryon Street
Charlotte, North Carolina  28255

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 20145
Attention:  Corporate Trust Services - BAFC 2005-3

         Re: The Pooling and Servicing Agreement, dated May 27, 2005, among Banc of America Funding Corporation, as Depositor, Wells Fargo Bank, N.A., as Master Servicer, Wells Fargo Bank, N.A., as Securities Administrator, and Wachovia Bank, National Association, as Trustee

Ladies and Gentlemen:

         In accordance with the provisions of Section 2.02 of the above-referenced Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the undersigned, as Trustee, hereby certifies that, as to each Mortgage Loan listed in the Mortgage Loan Schedule, except as may be specified in any list of exceptions attached hereto, such Mortgage File contains all of the items required to be delivered pursuant to Section 2.01(b) of the Pooling and Servicing Agreement.

         The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement in connection with this Final Certification. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability, recordability or genuineness of any of the documents contained in each Mortgage File or any of the Mortgage Loans identified in the Mortgage Loan Schedule or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

         Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

                                          WACHOVIA BANK,
                                            NATIONAL ASSOCIATION,
                                            as Trustee

                                          By:
                                               ---------------------------------
                                          Name:
                                                 -------------------------------
                                          Title:
                                                  ------------------------------

                                   EXHIBIT M

                      Form of Sarbanes-Oxley Certification

                       Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates,
                                  Series 2005-3

         I, [________], a [____________] of Banc of America Funding Corporation, certify that:

1. I have reviewed the annual report on Form 10-K, and all Monthly Form 8-K's containing Distribution Date Statements filed in respect of periods included in the year covered by this annual report, of the Banc of America Funding 2005-3 Trust (the "Trust");

2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

3. Based on my knowledge, the distribution or servicing information required to be provided by (i) each Servicer to the Master Servicer under the applicable Servicing Agreement (as defined in the Pooling Agreement) and (ii) the Master Servicer to the Securities Administrator under the Pooling and Servicing Agreement, dated May 27, 2005, (the "Pooling Agreement") among Banc of America Funding Corporation, as depositor, Wells Fargo Bank, N.A., as master servicer, Wells Fargo Bank, N.A., as securities administrator, and Wachovia Bank, National Association, as trustee, for inclusion in these reports is included in these reports;

4. Based on my knowledge and upon the annual compliance statements included in the report and required to be delivered by (i) by the Master Servicer to the Securities Administrator in accordance with the terms of the Pooling Agreement and (ii) each Servicer to the Securities Administrator in accordance with the terms of the applicable Servicing Agreement, and except as disclosed in the reports, the Master Servicer has fulfilled its obligations under the Pooling Agreement and each Servicer has fulfilled its obligations under the applicable Servicing Agreement and;

5. The reports disclose all significant deficiencies relating to the Master Servicer's and each Servicer's compliance with the minimum servicing standards based in each case upon a report provided by an independent public accountant after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure as set forth in the Pooling Agreement or applicable Servicing Agreement, as the case may be, that is included in these reports; and

6. In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties: Bank of America, N.A., Wells Fargo Bank, N.A, National City Mortgage Co., SunTrust Mortgage, Inc., JPMorgan Chase Bank, N.A., Residential Funding Corporation and Washington Mutual Bank.

                                          BANC OF AMERICA FUNDING CORPORATION,



                                          By:
                                             -----------------------------------
                                              Name:
                                              Title:

                                   EXHIBIT N-1

                Form of Securities Administrator's Certification

                       Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates,
                                  Series 2005-3

         The Securities Administrator hereby certifies to the Master Servicer and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that: 1. I have reviewed the annual report on Form 10-K for the calendar year [___] and the Monthly Form 8-K's containing the Distribution Date Statements filed in respect of periods included in the year covered by such annual report;

2. Based on my knowledge, the distribution information in the Distribution Date Statements contained in the Monthly Form 8-K's included in the year covered by the annual report on Form 10-K for the calendar year [___], taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by that annual report; and

3. Based on my knowledge, the distribution or servicing information required to be provided by the Securities Administrator under the Pooling and Servicing Agreement, dated May 27, 2005, among Banc of America Funding Corporation, as depositor, Wells Fargo Bank, N.A., as master servicer, Wells Fargo Bank, N.A., as securities administrator, and Wachovia Bank, National Association, as trustee, for inclusion in these reports is included in these reports.

                                          WELLS FARGO BANK, N.A.
                                              as Securities Administrator

                                          By:
                                             -----------------------------------
                                              Name:
                                              Title:

                                   EXHIBIT N-2

                     Form of Master Servicer's Certification

                       Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates,
                                  Series 2005-3


         I, [________], a [_____________] of Wells Fargo Bank, N.A. (the "Master
Servicer"), certify that:

1. I have reviewed the annual report on Form 10-K, and all Monthly Form 8-K's containing Distribution Date Statements filed in respect of periods included in the year covered by this annual report, of the Banc of America Funding 2005-3 Trust (the "Trust");

2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

3. Based on my knowledge, the distribution or servicing information required to be provided to the Securities Administrator by the Master Servicer under the Pooling and Servicing Agreement, dated May 27, 2005, among Banc of America Funding Corporation, as depositor, Wells Fargo Bank, N.A., as master servicer, Wells Fargo Bank, N.A., as securities administrator, and Wachovia Bank, National Association, as trustee, for inclusion in these reports is included in these reports; and

4. I am responsible for reviewing the activities performed by the Master Servicer under the Agreement and based upon my knowledge and the annual compliance review required under the Agreement, and except as disclosed in the reports, the Master Servicer has fulfilled its obligations under the Agreement.

                                          WELLS FARGO BANK, N.A.


                                          By:
                                             -----------------------------------
                                              Name:
                                              Title:

                                    EXHIBIT O

                              PAC 1 GROUP SCHEDULE


-------------------------------------------------
PAYMENT DATE                        PAC 1 GROUP
-------------------------------------------------
Initial Balance                   $79,162,000.00
June 25, 2005                      78,964,984.87
July 25, 2005                      78,740,946.35
August 25, 2005                    78,490,009.57
September 25, 2005                 78,212,266.93
October 25, 2005                   77,907,828.11
November 25, 2005                  77,576,820.03
December 25, 2005                  77,219,386.81
January 25, 2006                   76,835,689.67
February 25, 2006                  76,425,906.85
March 25, 2006                     75,990,233.47
April 25, 2006                     75,528,881.42
May 25, 2006                       75,042,079.20
June 25, 2006                      74,530,071.76
July 25, 2006                      73,993,120.28
August 25, 2006                    73,431,502.01
September 25, 2006                 72,845,510.01
October 25, 2006                   72,235,452.92
November 25, 2006                  71,601,665.16
December 25, 2006                  70,944,485.52
January 25, 2007                   70,264,267.54
February 25, 2007                  69,561,379.22
March 25, 2007                     68,836,202.66
April 25, 2007                     68,089,133.77
May 25, 2007                       67,320,581.85
June 25, 2007                      66,530,969.27
July 25, 2007                      65,721,466.22
August 25, 2007                    64,895,549.62
September 25, 2007                 64,055,546.29
October 25, 2007                   63,219,000.21
November 25, 2007                  62,388,110.05
December 25, 2007                  61,562,839.11
January 25, 2008                   60,743,150.95
February 25, 2008                  59,929,009.35
March 25, 2008                     59,120,378.36
April 25, 2008                     58,317,222.22
May 25, 2008                       57,519,505.44
June 25, 2008                     $56,727,192.74
July 25, 2008                      55,940,249.08
August 25, 2008                    55,158,639.64
September 25, 2008                 54,382,329.84
October 25, 2008                   53,611,285.32
November 25, 2008                  52,845,471.94
December 25, 2008                  52,084,855.78
January 25, 2009                   51,329,403.15
February 25, 2009                  50,579,080.58
March 25, 2009                     49,833,854.82
April 25, 2009                     49,093,692.82
May 25, 2009                       48,358,561.77
June 25, 2009                      47,628,429.06
July 25, 2009                      46,903,262.30
August 25, 2009                    46,183,029.30
September 25, 2009                 45,467,698.09
October 25, 2009                   44,757,236.91
November 25, 2009                  44,051,614.20
December 25, 2009                  43,350,798.61
January 25, 2010                   42,654,759.00
February 25, 2010                  41,963,464.43
March 25, 2010                    $41,276,884.16
April 25, 2010                     40,594,987.64
May 25, 2010                       39,917,744.55
June 25, 2010                      39,253,158.49
July 25, 2010                      38,593,129.79
August 25, 2010                    37,937,628.65
September 25, 2010                 37,286,625.45
October 25, 2010                   36,640,090.78
November 25, 2010                  35,997,995.40
December 25, 2010                  35,360,310.27
January 25, 2011                   34,727,006.56
February 25, 2011                  34,098,055.59
March 25, 2011                     33,473,428.89
April 25, 2011                     32,853,098.16
May 25, 2011                       32,237,035.32
June 25, 2011                      31,627,787.65
July 25, 2011                      31,022,733.49
August 25, 2011                    30,421,845.33
September 25, 2011                 29,825,095.81
October 25, 2011                   29,232,457.76
November 25, 2011                  28,643,904.20
December 25, 2011                  28,059,408.32
January 25, 2012                  $27,478,943.46
February 25, 2012                  26,902,483.18
March 25, 2012                     26,330,001.16
April 25, 2012                     25,761,471.30
May 25, 2012                       25,196,867.62
June 25, 2012                      24,644,176.10
July 25, 2012                      24,103,150.07
August 25, 2012                    23,573,549.73
September 25, 2012                 23,055,140.10
October 25, 2012                   22,547,690.97
November 25, 2012                  22,050,976.77
December 25, 2012                  21,564,776.48
January 25, 2013                   21,088,873.58
February 25, 2013                  20,623,055.90
March 25, 2013                     20,167,115.58
April 25, 2013                      9,720,848.95
May 25, 2013                       19,284,056.48
June 25, 2013                      18,867,814.60
July 25, 2013                      18,460,317.55
August 25, 2013                    18,061,385.17
September 25, 2013                 17,670,840.98
October 25, 2013                   17,288,512.04
November 25, 2013                  16,914,228.96
December 25, 2013                  16,547,825.79
January 25, 2014                   16,189,139.93
February 25, 2014                  15,838,012.10
March 25, 2014                     15,494,286.27
April 25, 2014                     15,157,809.56
May 25, 2014                       14,828,432.22
June 25, 2014                      14,515,162.84
July 25, 2014                      14,208,350.93
August 25, 2014                    13,907,865.56
September 25, 2014                 13,613,578.40
October 25, 2014                   13,325,363.70
November 25, 2014                  13,043,098.25
December 25, 2014                  12,766,661.29
January 25, 2015                   12,495,934.49
February 25, 2015                  12,230,801.89
March 25, 2015                     11,970,945.83
April 25, 2015                     11,714,584.56
May 25, 2015                       11,460,938.95
June 25, 2015                      11,212,605.12
July 25, 2015                      10,969,474.22
August 25, 2015                   $10,731,439.56
September 25, 2015                 10,498,396.63
October 25, 2015                   10,270,243.04
November 25, 2015                  10,046,878.44
December 25, 2015                  9,828,204.53
January 25, 2016                   9,614,125.00
February 25, 2016                  9,404,545.48
March 25, 2016                     9,199,373.50
April 25, 2016                     8,998,518.48
May 25, 2016                       8,801,891.67
June 25, 2016                      8,609,406.09
July 25, 2016                      8,420,976.56
August 25, 2016                    8,236,519.60
September 25, 2016                 8,055,953.44
October 25, 2016                   7,879,197.93
November 25, 2016                  7,706,174.59
December 25, 2016                  7,536,806.50
January 25, 2017                   7,371,018.32
February 25, 2017                  7,208,736.21
March 25, 2017                     7,049,887.85
April 25, 2017                     6,894,402.39
May 25, 2017                       6,742,210.41
June 25, 2017                      6,593,243.89
July 25, 2017                      6,447,436.21
August 25, 2017                    6,304,722.08
September 25, 2017                 6,165,037.57
October 25, 2017                   6,028,320.00
November 25, 2017                  5,894,508.02
December 25, 2017                  5,763,541.48
January 25, 2018                   5,635,361.47
February 25, 2018                  5,509,910.30
March 25, 2018                     5,387,131.42
April 25, 2018                     5,266,969.45
May 25, 2018                       5,149,370.13
June 25, 2018                      5,034,280.30
July 25, 2018                      4,921,647.90
August 25, 2018                    4,811,421.91
September 25, 2018                 4,703,552.37
October 25, 2018                   4,597,990.32
November 25, 2018                  4,494,687.80
December 25, 2018                  4,393,597.84
January 25, 2019                   4,294,674.42
February 25, 2019                  4,197,872.47
March 25, 2019                    $4,103,147.82
April 25, 2019                     4,010,457.20
May 25, 2019                       3,919,758.26
June 25, 2019                      3,831,009.47
July 25, 2019                      3,744,170.18
August 25, 2019                    3,659,200.56
September 25, 2019                 3,576,061.59
October 25, 2019                   3,494,715.05
November 25, 2019                  3,415,123.50
December 25, 2019                  3,337,250.27
January 25, 2020                   3,261,059.45
February 25, 2020                  3,186,515.85
March 25, 2020                     3,113,584.99
April 25, 2020                     3,042,233.14
May 25, 2020                       2,972,427.21
June 25, 2020                      2,904,134.82
July 25, 2020                      2,837,324.24
August 25, 2020                    2,771,964.40
September 25, 2020                 2,708,024.86
October 25, 2020                   2,645,475.81
November 25, 2020                  2,584,288.05
December 25, 2020                  2,524,432.98
January 25, 2021                   2,465,882.58
February 25, 2021                  2,408,609.42
March 25, 2021                     2,352,586.62
April 25, 2021                     2,297,787.86
May 25, 2021                       2,244,187.36
June 25, 2021                      2,191,759.87
July 25, 2021                      2,140,480.67
August 25, 2021                    2,090,325.52
September 25, 2021                 2,041,270.71
October 25, 2021                   1,993,293.01
November 25, 2021                  1,946,369.65
December 25, 2021                  1,900,478.36
January 25, 2022                   1,855,597.31
February 25, 2022                  1,811,705.12
March 25, 2022                     1,768,780.86
April 25, 2022                     1,726,804.03
May 25, 2022                       1,685,754.54
June 25, 2022                      1,645,612.73
July 25, 2022                      1,606,359.34
August 25, 2022                    1,567,975.52
September 25, 2022                 1,530,442.79
October 25, 2022                  $1,493,743.07
November 25, 2022                  1,457,858.64
December 25, 2022                  1,422,772.16
January 25, 2023                   1,388,466.63
February 25, 2023                  1,354,925.43
March 25, 2023                     1,322,132.26
April 25, 2023                     1,290,071.17
May 25, 2023                       1,258,726.54
June 25, 2023                      1,228,083.06
July 25, 2023                      1,198,125.76
August 25, 2023                    1,168,839.98
September 25, 2023                 1,140,211.33
October 25, 2023                   1,112,225.77
November 25, 2023                  1,084,869.51
December 25, 2023                  1,058,129.06
January 25, 2024                   1,031,991.23
February 25, 2024                  1,006,443.08
March 25, 2024                      981,471.95
April 25, 2024                      957,065.43
May 25, 2024                        933,211.39
June 25, 2024                       909,897.95
July 25, 2024                       887,113.46
August 25, 2024                     864,846.52
September 25, 2024                  843,085.98
October 25, 2024                    821,820.92
November 25, 2024                   801,040.63
December 25, 2024                   780,734.64
January 25, 2025                    760,892.71
February 25, 2025                   741,504.78
March 25, 2025                      722,561.03
April 25, 2025                      704,051.84
May 25, 2025                        685,967.78
June 25, 2025                       668,299.63
July 25, 2025                       651,038.35
August 25, 2025                     634,175.12
September 25, 2025                  617,701.26
October 25, 2025                    601,608.31
November 25, 2025                   585,887.97
December 25, 2025                   570,532.12
January 25, 2026                    555,532.80
February 25, 2026                   540,882.24
March 25, 2026                      526,572.81
April 25, 2026                      512,597.05
May 25, 2026                       $498,947.66
June 25, 2026                       485,617.50
July 25, 2026                       472,599.57
August 25, 2026                     459,887.01
September 25, 2026                  447,473.12
October 25, 2026                    435,351.33
November 25, 2026                   423,515.23
December 25, 2026                   411,958.53
January 25, 2027                    400,675.06
February 25, 2027                   389,658.80
March 25, 2027                      378,903.86
April 25, 2027                      368,404.46
May 25, 2027                        358,154.95
June 25, 2027                       348,149.80
July 25, 2027                       338,383.59
August 25, 2027                     328,851.04
September 25, 2027                  319,546.95
October 25, 2027                    310,466.24
November 25, 2027                   301,603.96
December 25, 2027                   292,955.23
January 25, 2028                    284,515.31
February 25, 2028                   276,279.53
March 25, 2028                      268,243.34
April 25, 2028                      260,402.27
May 25, 2028                        252,751.96
June 25, 2028                       245,288.15
July 25, 2028                       238,006.64
August 25, 2028                     230,903.36
September 25, 2028                  223,974.29
October 25, 2028                    217,215.52
November 25, 2028                   210,623.21
December 25, 2028                   204,193.62
January 25, 2029                    197,923.07
February 25, 2029                   191,807.96
March 25, 2029                      185,844.80
April 25, 2029                      180,030.13
May 25, 2029                        174,360.59
June 25, 2029                       168,832.89
July 25, 2029                       163,443.81
August 25, 2029                     158,190.19
September 25, 2029                  153,068.95
October 25, 2029                    148,077.07
November 25, 2029                   143,211.60
December 25, 2029                  $138,469.65
January 25, 2030                    133,848.39
February 25, 2030                   129,345.07
March 25, 2030                      124,956.96
April 25, 2030                      120,681.43
May 25, 2030                        116,515.90
June 25, 2030                       112,457.81
July 25, 2030                       108,504.71
August 25, 2030                     104,654.15
September 25, 2030                  100,903.78
October 25, 2030                     97,251.27
November 25, 2030                    93,694.36
December 25, 2030                    90,230.81
January 25, 2031                     86,858.48
February 25, 2031                    83,575.22
March 25, 2031                       80,378.96
April 25, 2031                       77,267.67
May 25, 2031                         74,239.37
June 25, 2031                        71,292.10
July 25, 2031                        68,423.98
August 25, 2031                      65,633.13
September 25, 2031                   62,917.74
October 25, 2031                     60,276.04
November 25, 2031                    57,706.28
December 25, 2031                    55,206.76
January 25, 2032                     52,775.82
February 25, 2032                    50,411.83
March 25, 2032                       48,113.20
April 25, 2032                       45,878.38
May 25, 2032                         43,705.84
June 25, 2032                        41,594.10
July 25, 2032                        39,541.70
August 25, 2032                      37,547.23
September 25, 2032                   35,609.28
October 25, 2032                     33,726.50
November 25, 2032                    31,897.56
December 25, 2032                    30,121.16
January 25, 2033                     28,396.03
February 25, 2033                    26,720.93
March 25, 2033                       25,094.64
April 25, 2033                       23,515.97
May 25, 2033                         21,983.77
June 25, 2033                        20,496.90
July 25, 2033                       $19,054.25
August 25, 2033                      17,654.73
September 25, 2033                   16,297.29
October 25, 2033                     14,980.89
November 25, 2033                    13,704.51
December 25, 2033                    12,467.17
January 25, 2034                     11,267.89
February 25, 2034                    10,105.74
March 25, 2034                        8,979.79
April 25, 2034                        7,889.13
May 25, 2034                          6,833.22
June 25, 2034                         5,810.86
July 25, 2034                         4,826.36
August 25, 2034                       3,873.57
September 25, 2034                    2,951.66
October 25, 2034                      2,059.87
November 25, 2034                     1,197.43
December 25, 2034                       421.35
-------------------------------------------------

                                    EXHIBIT P

                           SCHEDULED 1 GROUP SCHEDULE



-------------------------------------------------
PAYMENT DATE                    SCHEDULED 1 GROUP
-------------------------------------------------
Initial Balance                  $85,942,000.00
June 25, 2005                     85,744,984.87
July 25, 2005                     85,520,946.35
August 25, 2005                   85,270,009.57
September 25, 2005                84,992,266.93
October 25, 2005                  84,687,828.11
November 25, 2005                 84,356,820.03
December 25, 2005                 83,999,386.80
January 25, 2006                  83,615,689.66
February 25, 2006                 83,205,906.84
March 25, 2006                    82,770,233.45
April 25, 2006                    82,308,881.40
May 25, 2006                      81,822,079.18
June 25, 2006                     81,310,071.74
July 25, 2006                     80,773,120.26
August 25, 2006                   80,211,501.99
September 25, 2006                79,625,509.99
October 25, 2006                  79,015,452.90
November 25, 2006                 78,381,665.14
December 25, 2006                 77,724,485.49
January 25, 2007                  77,044,267.51
February 25, 2007                 76,341,379.19
March 25, 2007                    75,616,202.63
April 25, 2007                    74,869,133.74
May 25, 2007                      74,100,581.81
June 25, 2007                     73,310,969.23
July 25, 2007                     72,501,466.18
August 25, 2007                   71,675,549.58
September 25, 2007                70,835,546.25
October 25, 2007                  69,999,000.17
November 25, 2007                 69,168,110.00
December 25, 2007                 68,342,839.06
January 25, 2008                  67,523,150.90
February 25, 2008                 66,709,009.30
March 25, 2008                    65,900,378.31
April 25, 2008                    65,097,222.17
May 25, 2008                     $64,299,505.39
June 25, 2008                     63,507,192.68
July 25, 2008                     62,720,249.02
August 25, 2008                   61,938,639.58
September 25, 2008                61,162,329.78
October 25, 2008                  60,391,285.26
November 25, 2008                 59,625,471.87
December 25, 2008                 58,864,855.71
January 25, 2009                  58,109,403.08
February 25, 2009                 57,359,080.51
March 25, 2009                    56,613,854.75
April 25, 2009                    55,873,692.75
May 25, 2009                      55,138,561.70
June 25, 2009                     54,408,428.99
July 25, 2009                     53,683,262.23
August 25, 2009                   52,963,029.22
September 25, 2009                52,247,698.01
October 25, 2009                  51,537,236.83
November 25, 2009                 50,831,614.12
December 25, 2009                 50,130,798.54
January 25, 2010                  49,434,758.93
February 25, 2010                 48,743,464.35
March 25, 2010                    48,056,884.08
April 25, 2010                    47,374,987.56
May 25, 2010                      46,697,744.47
June 25, 2010                     46,033,158.41
July 25, 2010                     45,373,129.71
August 25, 2010                   44,717,628.57
September 25, 2010                44,066,625.38
October 25, 2010                  43,420,090.70
November 25, 2010                 42,777,995.32
December 25, 2010                 42,140,310.20
January 25, 2011                  41,507,006.48
February 25, 2011                 40,878,055.51
March 25, 2011                    40,253,428.81
April 25, 2011                    39,633,098.09
May 25, 2011                      39,017,035.24
June 25, 2011                     38,407,787.57
July 25, 2011                     37,802,733.42
August 25, 2011                   37,201,845.25
September 25, 2011                36,605,095.73
October 25, 2011                  36,012,457.68
November 25, 2011                $35,423,904.13
December 25, 2011                 34,839,408.24
January 25, 2012                  34,258,943.39
February 25, 2012                 33,682,483.10
March 25, 2012                    33,110,001.09
April 25, 2012                    32,541,471.22
May 25, 2012                      31,976,867.55
June 25, 2012                     31,421,072.79
July 25, 2012                     30,869,106.63
August 25, 2012                   30,320,943.79
September 25, 2012                29,776,559.19
October 25, 2012                  29,235,927.90
November 25, 2012                 28,699,025.14
December 25, 2012                 28,165,826.33
January 25, 2013                  27,640,377.67
February 25, 2013                 27,124,310.41
March 25, 2013                    26,617,461.93
April 25, 2013                    26,119,672.37
May 25, 2013                      25,630,784.60
June 25, 2013                     25,160,615.30
July 25, 2013                     24,698,781.20
August 25, 2013                   24,245,137.87
September 25, 2013                23,799,543.37
October 25, 2013                  23,361,858.13
November 25, 2013                 22,931,945.02
December 25, 2013                 22,509,669.19
January 25, 2014                  22,094,898.15
February 25, 2014                 21,687,501.63
March 25, 2014                    21,287,351.60
April 25, 2014                    20,894,322.23
May 25, 2014                      20,508,289.81
June 25, 2014                     20,137,475.67
July 25, 2014                     19,773,142.85
August 25, 2014                   19,415,180.42
September 25, 2014                19,063,479.29
October 25, 2014                  18,717,932.27
November 25, 2014                 18,378,433.93
December 25, 2014                 18,044,880.65
January 25, 2015                  17,717,170.55
February 25, 2015                 17,395,203.47
March 25, 2015                    17,078,589.27
April 25, 2015                    16,764,840.78
May 25, 2015                     $16,452,887.79
June 25, 2015                     16,146,480.46
July 25, 2015                     15,845,522.83
August 25, 2015                   15,549,920.62
September 25, 2015                15,259,581.10
October 25, 2015                  14,974,413.17
November 25, 2015                 14,694,327.24
December 25, 2015                 14,419,235.25
January 25, 2016                  14,149,050.67
February 25, 2016                 13,883,688.40
March 25, 2016                    13,623,064.82
April 25, 2016                    13,367,097.72
May 25, 2016                      13,115,706.29
June 25, 2016                     12,868,811.12
July 25, 2016                     12,626,334.11
August 25, 2016                   12,388,198.53
September 25, 2016                12,154,328.95
October 25, 2016                  11,924,651.20
November 25, 2016                 11,699,092.41
December 25, 2016                 11,477,580.93
January 25, 2017                  11,260,046.35
February 25, 2017                 11,046,419.44
March 25, 2017                    10,836,632.18
April 25, 2017                    10,630,617.68
May 25, 2017                      10,428,310.22
June 25, 2017                     10,229,645.19
July 25, 2017                     10,034,559.08
August 25, 2017                   9,842,989.47
September 25, 2017                9,654,875.01
October 25, 2017                  9,470,155.39
November 25, 2017                 9,288,771.34
December 25, 2017                 9,110,664.61
January 25, 2018                  8,935,777.93
February 25, 2018                 8,764,055.01
March 25, 2018                    8,595,440.55
April 25, 2018                    8,429,880.16
May 25, 2018                      8,267,320.41
June 25, 2018                     8,107,708.77
July 25, 2018                     7,950,993.62
August 25, 2018                   7,797,124.21
September 25, 2018                7,646,050.68
October 25, 2018                  7,497,724.01
November 25, 2018                $7,352,096.02
December 25, 2018                 7,209,119.36
January 25, 2019                  7,068,747.51
February 25, 2019                 6,930,934.72
March 25, 2019                    6,795,636.03
April 25, 2019                    6,662,807.28
May 25, 2019                      6,532,405.03
June 25, 2019                     6,404,386.61
July 25, 2019                     6,278,710.08
August 25, 2019                   6,155,334.21
September 25, 2019                6,034,218.50
October 25, 2019                  5,915,323.13
November 25, 2019                 5,798,608.96
December 25, 2019                 5,684,037.54
January 25, 2020                  5,571,571.07
February 25, 2020                 5,461,172.42
March 25, 2020                    5,352,805.06
April 25, 2020                    5,246,433.13
May 25, 2020                      5,142,021.36
June 25, 2020                     5,039,535.11
July 25, 2020                     4,938,940.33
August 25, 2020                   4,840,203.53
September 25, 2020                4,743,291.85
October 25, 2020                  4,648,172.95
November 25, 2020                 4,554,815.07
December 25, 2020                 4,463,186.99
January 25, 2021                  4,373,258.05
February 25, 2021                 4,284,998.09
March 25, 2021                    4,198,377.48
April 25, 2021                    4,113,367.12
May 25, 2021                      4,029,938.40
June 25, 2021                     3,948,063.19
July 25, 2021                     3,867,713.87
August 25, 2021                   3,788,863.28
September 25, 2021                3,711,484.76
October 25, 2021                  3,635,552.07
November 25, 2021                 3,561,039.46
December 25, 2021                 3,487,921.60
January 25, 2022                  3,416,173.62
February 25, 2022                 3,345,771.06
March 25, 2022                    3,276,689.91
April 25, 2022                    3,208,906.55
May 25, 2022                     $3,142,397.79
June 25, 2022                     3,077,140.83
July 25, 2022                     3,013,113.27
August 25, 2022                   2,950,293.10
September 25, 2022                2,888,658.70
October 25, 2022                  2,828,188.81
November 25, 2022                 2,768,862.55
December 25, 2022                 2,710,659.39
January 25, 2023                  2,653,559.19
February 25, 2023                 2,597,542.12
March 25, 2023                    2,542,588.72
April 25, 2023                    2,488,679.86
May 25, 2023                      2,435,796.75
June 25, 2023                     2,383,920.92
July 25, 2023                     2,333,034.23
August 25, 2023                   2,283,118.84
September 25, 2023                2,234,157.25
October 25, 2023                  2,186,132.23
November 25, 2023                 2,139,026.88
December 25, 2023                 2,092,824.59
January 25, 2024                  2,047,509.02
February 25, 2024                 2,003,064.14
March 25, 2024                    1,959,474.18
April 25, 2024                    1,916,723.67
May 25, 2024                      1,874,797.39
June 25, 2024                     1,833,680.40
July 25, 2024                     1,793,358.00
August 25, 2024                   1,753,815.77
September 25, 2024                1,715,039.54
October 25, 2024                  1,677,015.38
November 25, 2024                 1,639,729.60
December 25, 2024                 1,603,168.77
January 25, 2025                  1,567,319.68
February 25, 2025                 1,532,169.35
March 25, 2025                    1,497,705.04
April 25, 2025                    1,463,914.23
May 25, 2025                      1,430,784.61
June 25, 2025                     1,398,304.10
July 25, 2025                     1,366,460.82
August 25, 2025                   1,335,243.11
September 25, 2025                1,304,639.51
October 25, 2025                  1,274,638.77
November 25, 2025                $1,245,229.82
December 25, 2025                 1,216,401.79
January 25, 2026                  1,188,144.03
February 25, 2026                 1,160,446.05
March 25, 2026                    1,133,297.54
April 25, 2026                    1,106,688.39
May 25, 2026                      1,080,608.66
June 25, 2026                     1,055,048.59
July 25, 2026                     1,029,998.58
August 25, 2026                   1,005,449.23
September 25, 2026                 981,391.27
October 25, 2026                   957,815.62
November 25, 2026                  934,713.35
December 25, 2026                  912,075.68
January 25, 2027                   889,894.00
February 25, 2027                  868,159.86
March 25, 2027                     846,864.93
April 25, 2027                     826,001.06
May 25, 2027                       805,560.23
June 25, 2027                      785,534.55
July 25, 2027                      765,916.30
August 25, 2027                    746,697.87
September 25, 2027                 727,871.80
October 25, 2027                   709,430.76
November 25, 2027                  691,367.56
December 25, 2027                  673,675.11
January 25, 2028                   656,346.47
February 25, 2028                  639,374.82
March 25, 2028                     622,753.47
April 25, 2028                     606,475.83
May 25, 2028                       590,535.44
June 25, 2028                      574,925.95
July 25, 2028                      559,641.13
August 25, 2028                    544,674.86
September 25, 2028                 530,021.12
October 25, 2028                   515,674.01
November 25, 2028                  501,627.74
December 25, 2028                  487,876.61
January 25, 2029                   474,415.02
February 25, 2029                  461,237.48
March 25, 2029                     448,338.61
April 25, 2029                     435,713.10
May 25, 2029                      $423,355.76
June 25, 2029                      411,261.48
July 25, 2029                      399,425.23
August 25, 2029                    387,842.11
September 25, 2029                 376,507.27
October 25, 2029                   365,415.96
November 25, 2029                  354,563.52
December 25, 2029                  343,945.37
January 25, 2030                   333,557.01
February 25, 2030                  323,394.04
March 25, 2030                     313,452.11
April 25, 2030                     303,726.97
May 25, 2030                       294,214.44
June 25, 2030                      284,910.42
July 25, 2030                      275,810.88
August 25, 2030                    266,911.86
September 25, 2030                 258,209.48
October 25, 2030                   249,699.93
November 25, 2030                  241,379.45
December 25, 2030                  233,244.38
January 25, 2031                   225,291.11
February 25, 2031                  217,516.10
March 25, 2031                     209,915.85
April 25, 2031                     202,486.97
May 25, 2031                       195,226.10
June 25, 2031                      188,129.95
July 25, 2031                      181,195.28
August 25, 2031                    174,418.92
September 25, 2031                 167,797.77
October 25, 2031                   161,328.76
November 25, 2031                  155,008.89
December 25, 2031                  148,835.22
January 25, 2032                   142,804.85
February 25, 2032                  136,914.95
March 25, 2032                     131,162.74
April 25, 2032                     125,545.47
May 25, 2032                       120,060.46
June 25, 2032                      114,705.08
July 25, 2032                      109,476.74
August 25, 2032                    104,372.90
September 25, 2032                  99,391.08
October 25, 2032                    94,528.81
November 25, 2032                  $89,783.72
December 25, 2032                   85,153.43
January 25, 2033                    80,635.64
February 25, 2033                   76,228.08
March 25, 2033                      71,928.51
April 25, 2033                      67,734.77
May 25, 2033                        63,644.69
June 25, 2033                       59,656.17
July 25, 2033                       55,767.16
August 25, 2033                     51,975.62
September 25, 2033                  48,279.56
October 25, 2033                    44,677.02
November 25, 2033                   41,166.11
December 25, 2033                   37,744.92
January 25, 2034                    34,411.63
February 25, 2034                   31,164.41
March 25, 2034                      28,001.50
April 25, 2034                      24,921.14
May 25, 2034                        21,922.67
June 25, 2034                       19,003.34
July 25, 2034                       16,176.81
August 25, 2034                     13,425.74
September 25, 2034                  10,748.56
October 25, 2034                    8,143.72
November 25, 2034                   5,609.71
December 25, 2034                   3,317.87
January 25, 2035                    1,327.15
February 25, 2035                     219.95
-------------------------------------------------

                                    EXHIBIT Q

                GROUP 2 AGGREGATE SCHEDULE CERTIFICATES SCHEDULE


-------------------------------------------------
                                GROUP 2 AGGREGATE
PAYMENT DATE                  SCHEDULE CERTIFICATES
-------------------------------------------------
Initial Balance                  $72,930,000.00
June 25, 2005                     72,470,971.03
July 25, 2005                     71,969,943.58
August 25, 2005                   71,427,146.18
September 25, 2005                70,842,836.92
October 25, 2005                  70,217,303.41
November 25, 2005                 69,550,862.51
December 25, 2005                 68,843,860.15
January 25, 2006                  68,096,671.02
February 25, 2006                 67,309,698.37
March 25, 2006                    66,483,373.57
April 25, 2006                    65,618,155.87
May 25, 2006                      64,714,531.88
June 25, 2006                     63,773,015.26
July 25, 2006                     62,794,146.21
August 25, 2006                   61,778,490.99
September 25, 2006                60,726,641.39
October 25, 2006                  59,639,214.19
November 25, 2006                 58,516,850.61
December 25, 2006                 57,360,215.66
January 25, 2007                  56,169,997.53
February 25, 2007                 54,946,906.87
March 25, 2007                    53,691,676.22
April 25, 2007                    52,405,174.18
May 25, 2007                      51,088,905.02
June 25, 2007                     49,759,075.64
July 25, 2007                     48,432,749.20
August 25, 2007                   47,106,923.21
September 25, 2007                45,791,034.54
October 25, 2007                  44,485,013.33
November 25, 2007                 43,188,790.16
December 25, 2007                 41,902,296.09
January 25, 2008                  40,625,462.66
February 25, 2008                 39,358,221.87
March 25, 2008                   $38,100,506.19
April 25, 2008                    36,852,248.56
May 25, 2008                      35,613,382.34
June 25, 2008                     34,383,841.40
July 25, 2008                     33,163,560.02
August 25, 2008                   31,952,472.94
September 25, 2008                30,750,515.37
October 25, 2008                  29,557,622.91
November 25, 2008                 28,373,731.65
December 25, 2008                 27,198,778.10
January 25, 2009                  26,032,699.20
February 25, 2009                 24,875,432.31
March 25, 2009                    23,726,915.26
April 25, 2009                    22,587,086.26
May 25, 2009                      21,455,883.96
June 25, 2009                     20,333,247.42
July 25, 2009                     19,219,116.15
August 25, 2009                   18,113,430.03
September 25, 2009                17,016,129.38
October 25, 2009                  15,927,154.92
November 25, 2009                 14,846,447.76
December 25, 2009                 13,773,949.44
January 25, 2010                  12,749,547.53
February 25, 2010                 11,751,546.30
March 25, 2010                    10,767,569.59
April 25, 2010                    9,791,437.65
May 25, 2010                      8,823,094.26
June 25, 2010                     7,862,483.56
July 25, 2010                     6,909,550.07
August 25, 2010                   5,964,238.76
September 25, 2010                5,026,494.88
October 25, 2010                  4,096,264.15
November 25, 2010                 3,173,492.59
December 25, 2010                 2,258,126.65
January 25, 2011                  1,363,179.87
February 25, 2011                 1,036,567.47
March 25, 2011                     743,654.31
April 25, 2011                     457,577.44
May 25, 2011                       178,191.85
-------------------------------------------------

                                    EXHIBIT R

                        CLASS 2-A-1 CERTIFICATES SCHEDULE


-------------------------------------------------
PAYMENT DATE                       CLASS 2-A-1
                                  CERTIFICATES
-------------------------------------------------
Initial Balance                  $14,833,000.00
June 25, 2005                     14,734,682.30
July 25, 2005                     14,628,724.49
August 25, 2005                   14,515,164.04
September 25, 2005                14,394,042.38
October 25, 2005                  14,265,404.87
November 25, 2005                 14,129,300.80
December 25, 2005                 13,985,783.36
January 25, 2006                  13,834,909.57
February 25, 2006                 13,676,740.29
March 25, 2006                    13,511,340.16
April 25, 2006                    13,338,777.57
May 25, 2006                      13,159,124.60
June 25, 2006                     12,972,456.98
July 25, 2006                     12,778,854.05
August 25, 2006                   12,578,398.67
September 25, 2006                12,371,177.21
October 25, 2006                  12,157,279.46
November 25, 2006                 11,936,798.57
December 25, 2006                 11,709,830.97
January 25, 2007                  11,476,476.34
February 25, 2007                 11,236,837.51
March 25, 2007                    10,991,020.36
April 25, 2007                    10,739,156.89
May 25, 2007                      10,481,505.66
June 25, 2007                     10,221,236.32
July 25, 2007                     9,961,493.14
August 25, 2007                   9,703,095.00
September 25, 2007                9,446,034.97
October 25, 2007                  9,190,306.12
November 25, 2007                 8,935,901.58
December 25, 2007                 8,682,814.51
January 25, 2008                  8,431,038.10
February 25, 2008                 8,180,565.58
March 25, 2008                    7,931,390.21
April 25, 2008                    7,683,505.29
May 25, 2008                      7,436,904.15
June 25, 2008                    $7,191,580.15
July 25, 2008                     6,947,526.70
August 25, 2008                   6,704,737.22
September 25, 2008                6,463,205.20
October 25, 2008                  6,222,924.11
November 25, 2008                 5,983,887.51
December 25, 2008                 5,746,088.96
January 25, 2009                  5,509,522.05
February 25, 2009                 5,274,180.43
March 25, 2009                    5,040,057.75
April 25, 2009                    4,807,147.72
May 25, 2009                      4,575,444.06
June 25, 2009                     4,344,940.54
July 25, 2009                     4,115,630.95
August 25, 2009                   3,887,509.13
September 25, 2009                3,660,568.91
October 25, 2009                  3,434,804.21
November 25, 2009                 3,210,208.93
December 25, 2009                 2,986,777.04
January 25, 2010                  2,772,759.05
February 25, 2010                 2,563,688.91
March 25, 2010                    2,355,749.60
April 25, 2010                    2,148,935.26
May 25, 2010                      1,943,240.02
June 25, 2010                     1,738,658.06
July 25, 2010                     1,535,183.60
August 25, 2010                   1,332,810.89
September 25, 2010                1,131,534.17
October 25, 2010                   931,347.77
November 25, 2010                  732,246.01
December 25, 2010                  534,223.24
January 25, 2011                   339,995.15
February 25, 2011                  258,342.05
March 25, 2011                     185,113.76
April 25, 2011                     113,594.54
May 25, 2011                        43,748.14
-------------------------------------------------